                                                                   Exhibit 10.16

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                                CREDIT AGREEMENT

                          DATED AS OF OCTOBER 7, 2003,

                                      AMONG

                              PENFORD CORPORATION,
                              as the U.S. Borrower,

           PENFORD AUSTRALIA LIMITED AND PENFORD HOLDINGS PTY. LIMITED
                          as the Australian Borrowers,

                THE GUARANTORS FROM TIME TO TIME PARTIES HERETO,

                  THE LENDERS FROM TIME TO TIME PARTIES HERETO,

                                       AND

                         HARRIS TRUST AND SAVINGS BANK,
                             as Administrative Agent

                                       AND

                            ANZ CAPEL COURT LIMITED,
                              as Australian Trustee

                                       AND

                AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED,
                               as Australian Agent

                                       AND

                               BMO NESBITT BURNS,
                                as Lead Arranger

================================================================================

                                TABLE OF CONTENTS

     SECTION                                                HEADING                                                 PAGE
SECTION 1.               THE U.S. CREDIT FACILITIES............................................................       1

     Section 1.1.        U.S. Term Loan Commitments............................................................       1
     Section 1.2.        U.S. Revolving Credit Commitments.....................................................       1
     Section 1.3.        U.S. Letters of Credit................................................................       2
     Section 1.4.        Applicable Interest Rates.............................................................       4
     Section 1.5.        Minimum Borrowing Amounts; Maximum Eurodollar Loans...................................       5
     Section 1.6.        Manner of Borrowing Loans and Designating Applicable Interest Rates...................       5
     Section 1.7.        Interest Periods......................................................................       7
     Section 1.8         Maturity of Loans.....................................................................       8
     Section 1.9.        Default Rate..........................................................................       9
     Section 1.10.       The Notes.............................................................................      10
     Section 1.11.       Funding Indemnity.....................................................................      11
     Section 1.12.       U.S. Swing Loans......................................................................      11

SECTION 2.               FEES, PREPAYMENTS, TERMINATION OF COMMITMENTS, PLACE AND APPLICATION OF PAYMENTS,
                         SUBSTITUTION OF LENDERS, AND APPOINTMENT OF AGENT FOR BORROWERS.......................      13

     Section 2.1.        Fees..................................................................................      13
     Section 2.2.        Prepayments...........................................................................      14
     Section 2.3.        Commitment Terminations...............................................................      17
     Section 2.4.        Place and Application of Payments.....................................................      18
     Section 2.5.        Substitution of Lenders...............................................................      19

SECTION 3.               THE COLLATERAL AND GUARANTIES.........................................................      19

     Section 3.1.        Collateral............................................................................      19
     Section 3.2.        Liens on Real Property................................................................      20
     Section 3.3.        Guaranties............................................................................      21
     Section 3.4.        Further Assurances....................................................................      21

SECTION 4.               DEFINITIONS; INTERPRETATION...........................................................      22

     Section 4.1.        Definitions...........................................................................      22
     Section 4.2.        Interpretation........................................................................      43
     Section 4.3.        Change in Accounting Principles.......................................................      44

SECTION 5.               REPRESENTATIONS AND WARRANTIES........................................................      44

     Section 5.1.        Organization and Qualification........................................................      44
     Section 5.2.        Subsidiaries..........................................................................      44
     Section 5.3.        Authority and Validity of Obligations.................................................      45
     Section 5.4.        Use of Proceeds; Margin Stock.........................................................      46

     Section 5.5.        Financial Reports.....................................................................      46
     Section 5.6.        No Material Adverse Change............................................................      46
     Section 5.7.        Full Disclosure.......................................................................      46
     Section 5.8.        Trademarks, Franchises, and Licenses..................................................      47
     Section 5.9.        Governmental Authority and Licensing..................................................      47
     Section 5.10.       Good Title............................................................................      47
     Section 5.11.       Litigation and Other Controversies....................................................      47
     Section 5.12.       Taxes.................................................................................      47
     Section 5.13.       Approvals.............................................................................      47
     Section 5.14.       Affiliate Transactions................................................................      48
     Section 5.15.       Investment Company; Public Utility Holding Company....................................      48
     Section 5.16.       ERISA.................................................................................      48
     Section 5.17.       Compliance with Laws..................................................................      48
     Section 5.18.       Other Agreements......................................................................      49
     Section 5.19.       Solvency..............................................................................      49
     Section 5.20.       No Default............................................................................      49
     Section 5.21.       Not a Trustee.........................................................................      49
     Section 5.22.       Benefit...............................................................................      49
     Section 5.23.       Indebtedness for Borrowed Money.......................................................      50
     Section 5.24.       No Immunity...........................................................................      50
     Section 5.25.       Copies of Documents...................................................................      50
     Section 5.26.       Own Enquiries.........................................................................      50
     Section 5.27.       Insurance.............................................................................      50
     Section 5.28.       No Related Bodies Corporate...........................................................      50
     Section 5.29.       Permanent Establishment in Australia..................................................      50
     Section 5.30.       Native Title..........................................................................      50
     Section 5.31.       Stamp Duty............................................................................      50

SECTION 6.               CONDITIONS PRECEDENT..................................................................      50

     Section 6.1.        All Credit Events.....................................................................      51
     Section 6.2.        Initial Credit Event..................................................................      52
     Section 6.3.        Post-Closing Items....................................................................      55

SECTION 7.               COVENANTS.............................................................................      56

     Section 7.1.        Maintenance of Business...............................................................      56
     Section 7.2.        Maintenance of Properties.............................................................      56
     Section 7.3.        Taxes and Assessments.................................................................      57
     Section 7.4.        Insurance.............................................................................      57
     Section 7.5.        Financial Reports.....................................................................      57
     Section 7.6.        Inspection............................................................................      59
     Section 7.7.        Borrowings and Guaranties.............................................................      59
     Section 7.8.        Liens.................................................................................      60
     Section 7.9.        Investments, Acquisitions, Loans and Advances.........................................      61
     Section 7.10.       Mergers, Consolidations and Sales.....................................................      62
     Section 7.11.       Maintenance of Subsidiaries...........................................................      63

     Section 7.12.       Dividends and Certain Other Restricted Payments.......................................      63
     Section 7.13.       ERISA.................................................................................      63
     Section 7.14.       Compliance with Laws..................................................................      64
     Section 7.15.       Burdensome Contracts With Affiliates..................................................      65
     Section 7.16.       No Changes in Fiscal Year.............................................................      65
     Section 7.17.       Subsidiaries..........................................................................      65
     Section 7.18.       Change in the Nature of Business......................................................      65
     Section 7.19.       Use of Loan Proceeds..................................................................      65
     Section 7.20.       No Restrictions.......................................................................      65
     Section 7.21.       Subordinated Debt.....................................................................      66
     Section 7.22.       Financial Covenants...................................................................      66
     Section 7.23.       Accounting Records....................................................................      66
     Section 7.24.       Conduct of Business...................................................................      66
     Section 7.25.       No Default Certificate................................................................      67
     Section 7.26.       Certain Authorization.................................................................      67
     Section 7.27.       Notice of Incorrect Representation....................................................      67
     Section 7.28.       No Default............................................................................      67
     Section 7.29.       Material Australian Documents.........................................................      67
     Section 7.30.       Native Title..........................................................................      67
     Section 7.31.       Material Adverse Effect...............................................................      67
     Section 7.32.       Title Retention.......................................................................      68
     Section 7.33.       Deposit...............................................................................      68
     Section 7.34.       Constituent Documents.................................................................      68

SECTION 8.               EVENTS OF DEFAULT AND REMEDIES........................................................      68

     Section 8.1.        Events of Default.....................................................................      68
     Section 8.2.        Non-Bankruptcy Defaults...............................................................      71
     Section 8.3.        Bankruptcy Defaults...................................................................      71
     Section 8.4.        Collateral for Undrawn Letters of Credit..............................................      71
     Section 8.5.        Notice of Default.....................................................................      72
     Section 8.6.        Expenses..............................................................................      72

SECTION 9.               CHANGE IN CIRCUMSTANCES...............................................................      72

     Section 9.1.        Change of Law.........................................................................      72
     Section 9.2.        Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOR.........      73
     Section 9.3.        Increased Cost and Reduced Return.....................................................      73
     Section 9.4.        Lending Offices.......................................................................      75
     Section 9.5.        Discretion of U.S. Lender as to Manner of Funding.....................................      75

SECTION 10.              THE ADMINISTRATIVE AGENT..............................................................      75

     Section 10.1.       Appointment and Authorization of Administrative Agent.................................      75
     Section 10.2.       Administrative Agent and its Affiliates...............................................      75
     Section 10.3.       Action by Administrative Agent........................................................      76
     Section 10.4.       Consultation with Experts.............................................................      76

     Section 10.5.       Liability of Administrative Agent; Credit Decision....................................      76
     Section 10.6.       Indemnity.............................................................................      77
     Section 10.7.       Resignation of Administrative Agent and Successor Administrative Agent................      77
     Section 10.8.       U.S. L/C Issuers......................................................................      78
     Section 10.9.       Hedging Liability and Funds Transfer and Deposit Account Liability Arrangements.......      78
     Section 10.10.      Designation of Additional Agents......................................................      79
     Section 10.11.      Authorization to Release or Subordinate or Limit Liens................................      79

SECTION 11.              THE GUARANTEES........................................................................      79

     Section 11.1.       The Guarantees........................................................................      79
     Section 11.2.       Guarantee Unconditional...............................................................      80
     Section 11.3.       Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances...........      80
     Section 11.4.       Subrogation...........................................................................      81
     Section 11.5.       Waivers...............................................................................      81
     Section 11.6.       Limit on Recovery.....................................................................      81
     Section 11.7.       Stay of Acceleration..................................................................      81
     Section 11.8.       Benefit to Guarantors.................................................................      81
     Section 11.9.       Guarantor Covenants...................................................................      82

SECTION 12.              MISCELLANEOUS.........................................................................      82

     Section 12.1.       Withholding Taxes.....................................................................      82
     Section 12.2.       No Waiver, Cumulative Remedies........................................................      83
     Section 12.3.       Non-Business Days.....................................................................      83
     Section 12.4.       Documentary Taxes.....................................................................      83
     Section 12.5.       Survival of Representations...........................................................      83
     Section 12.6.       Survival of Indemnities...............................................................      84
     Section 12.7.       Sharing of Set-Off....................................................................      84
     Section 12.8.       Notices...............................................................................      84
     Section 12.9.       Counterparts..........................................................................      85
     Section 12.10.      Successors and Assigns................................................................      85
     Section 12.11.      Participants..........................................................................      85
     Section 12.12.      Assignments...........................................................................      85
     Section 12.13.      Amendments............................................................................      86
     Section 12.14.      Headings..............................................................................      87
     Section 12.15.      Costs and Expenses; Indemnification...................................................      87
     Section 12.16.      Set-off...............................................................................      89
     Section 12.17.      Entire Agreement......................................................................      89
     Section 12.18.      Governing Law.........................................................................      89
     Section 12.19.      Severability of Provisions............................................................      89
     Section 12.20.      Excess Interest.......................................................................      89
     Section 12.21.      Construction..........................................................................      90
     Section 12.22.      Lender's Obligations Several..........................................................      90

     Section 12.23.      Submission to Jurisdiction; Waiver of Jury Trial......................................      90
     Section 12.23.      Australian Trustee....................................................................      90

EXHIBIT A         --      Notice of Payment Request
EXHIBIT B         --      Notice of Borrowing
EXHIBIT C         --      Notice of Continuation/Conversion
EXHIBIT D-1       --      U.S. Term Note
EXHIBIT D-2       --      U.S. Revolving Note
EXHIBIT D-3       --      U.S. Swing Note
EXHIBIT E         --      Compliance Certificate
EXHIBIT F         --      Additional Guarantor Supplement
EXHIBIT G         --      Assignment and Acceptance
EXHIBIT H         --      Opinion of U.S. Counsel
SCHEDULE 1        --      Commitments
SCHEDULE 5.2      --      Subsidiaries
SCHEDULE 7.9      --      Existing Investments

                                CREDIT AGREEMENT

         This Credit Agreement is entered into as of October 7, 2003, by and among PENFORD CORPORATION, a Washington corporation ("PenCorp" or the "U.S. Borrower") and PENFORD AUSTRALIA LIMITED ACN 003 780 229 and PENFORD HOLDINGS PTY. LIMITED ACN 094 279 339 ("Penford Holdings" and, together with Penford Australia Limited, individually, an "Australian Borrower" and collectively the "Australian Borrowers", the Australian Borrowers and together with the U.S. Borrower, collectively, the "Borrowers," and, individually, a "Borrower"), the direct and indirect Subsidiaries of the Borrowers from time to time party to this Agreement, as Guarantors, the several financial institutions from time to time party to this Agreement, as U.S. Lenders, Australia and New Zealand Banking Group Limited ABN 11 005 357 522, as Australian Lender, and in its capacity as the appointed agent of debenture holders under the Debenture Trust Deed and as "Agent" under the Syndicated Facility Agreement (in each such capacity, "Australian Agent"), ANZ CAPEL COURT LIMITED ABN 30 004 768 807 in its capacity as "Trustee" under the Debenture Trust Deed and in its capacity as "Security Trustee" under the Security Trust Deed (in each such capacity, "Australian Trustee") and HARRIS TRUST AND SAVINGS BANK as Administrative Agent as provided herein. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in Section 4.1 hereof.

                              PRELIMINARY STATEMENT

         The Borrowers have requested, and the U.S. Lenders and the Australian Lender have agreed to extend, certain credit facilities on the terms and conditions of this Agreement and the Australian Credit Agreements.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. THE U.S. CREDIT FACILITIES.

         Section 1.1. U.S. Term Loan Commitments. Subject to the terms and conditions hereof, each U.S. Lender, by its acceptance hereof, severally agrees to make a loan (individually a "U.S. Term Loan" and collectively for all the U.S. Lenders the "U.S. Term Loans") in U.S. Dollars to the U.S. Borrower in the amount of such U.S. Lender's U.S. Term Loan Commitment. The U.S. Term Loans shall be advanced in a single Borrowing on the Closing Date and shall be made ratably by the U.S. Lenders in proportion to their respective U.S. Term Loan Percentages. As provided in Section 1.6(a) hereof, the U.S. Borrower may elect that the U.S. Term Loans be outstanding as Base Rate Loans or Eurodollar Loans. No amount repaid or prepaid on any U.S. Term Loan may be borrowed again.

         Section 1.2. U.S. Revolving Credit Commitments. Subject to the terms and conditions hereof, each U.S. Lender, by its acceptance hereof, severally agrees to make a loan or loans (individually a "U.S. Revolving Loan" and collectively the "U.S. Revolving Loans") in U.S.

Dollars to the U.S. Borrower from time to time on a revolving basis up to the amount of such U.S. Lender's U.S. Revolving Credit Commitment, subject to any reductions thereof pursuant to the terms hereof, before the Revolving Credit Termination Date. The sum of the aggregate principal amount of U.S. Revolving Loans, U.S. Swing Loans, and U.S. L/C Obligations at any time outstanding shall not exceed the U.S. Revolving Credit Commitments in effect at such time. Each Borrowing of U.S. Revolving Loans shall be made ratably by the U.S. Lenders in proportion to their respective U.S. Revolver Percentages. As provided in Section 1.6(a) hereof, the U.S. Borrower may elect that each Borrowing of U.S. Revolving Loans be either Base Rate Loans or Eurodollar Loans. U.S. Revolving Loans may be repaid and the principal amount thereof reborrowed before the Revolving Credit Termination Date, subject to the terms and conditions hereof.

         Section 1.3. U.S. Letters of Credit. (a) General Terms. Subject to the terms and conditions hereof, as part of the U.S. Revolving Credit, the U.S. L/C Issuer shall issue standby and commercial letters of credit (each a "U.S. Letter of Credit") for the U.S. Borrower's account or for the account of the U.S. Borrower and one or more of its Subsidiaries in an aggregate undrawn face amount up to the U.S. L/C Sublimit. Each U.S. Letter of Credit shall be issued by the U.S. L/C Issuer, but each U.S. Lender shall be obligated to reimburse the U.S. L/C Issuer for such U.S. Lender's U.S. Revolver Percentage of the amount of each drawing thereunder and, accordingly, each U.S. Letter of Credit shall constitute usage of the U.S. Revolving Credit Commitment of each U.S. Lender pro rata in an amount equal to its U.S. Revolver Percentage of the U.S. L/C Obligations then outstanding.

         (b) Applications. At any time before the Revolving Credit Termination Date, the U.S. L/C Issuer shall, at the request of the U.S. Borrower, issue one or more U.S. Letters of Credit in U.S. Dollars, in a form satisfactory to the U.S. L/C Issuer, with expiration dates no later than the earlier of 12 months from the date of issuance (or which are cancelable not later than 12 months from the date of issuance and each renewal) or 30 days prior to the Revolving Credit Termination Date, in an aggregate face amount as set forth above, upon the receipt of an application duly executed by the U.S. Borrower and, if such U.S. Letter of Credit is for the account of one of its Subsidiaries, such Subsidiary for the relevant U.S. Letter of Credit in the form then customarily prescribed by the U.S. L/C Issuer for the U.S. Letter of Credit requested (each an "Application"). Notwithstanding anything contained in any Application to the contrary: (i) the U.S. Borrower shall pay fees in connection with each U.S. Letter of Credit as set forth in Section 2.1 hereof, (ii) except as otherwise provided in Section 2.2 hereof, before the occurrence of a Default or an Event of Default, the U.S. L/C Issuer will not call for the funding by the U.S. Borrower of any amount under a U.S. Letter of Credit before being presented with a drawing thereunder, and (iii) if the U.S. L/C Issuer is not timely reimbursed for the amount of any drawing under a U.S. Letter of Credit on the date such drawing is paid, the obligation of the U.S. Borrower to reimburse the U.S. L/C Issuer for the amount of such drawing shall bear interest (which the U.S. Borrower hereby promises to pay) from and after the date such drawing is paid at a rate per annum equal to the sum of 2.0% plus the Applicable Margin plus the Base Rate from time to time in effect (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed). If the U.S. L/C Issuer issues any U.S. Letter of Credit with an expiration date that is automatically extended unless the U.S. L/C Issuer gives notice that the expiration date will not so extend beyond its then scheduled expiration date, unless the Required Lenders instruct the U.S. L/C Issuer otherwise, the U.S. L/C Issuer will give such notice of non-renewal before the time necessary to prevent such automatic extension if before such required notice date: (i) the expiration date of such U.S. Letter of Credit if so extended would be after the Revolving Credit Termination Date, (ii) the U.S. Revolving Credit Commitments have been terminated, or (iii) a Default or an Event of Default exists and the Administrative Agent, at the request or with the consent of the Required Lenders, has given the U.S. L/C Issuer instructions not to so permit the extension of the expiration date of such U.S. Letter of Credit. The U.S. L/C Issuer agrees to issue amendments to the U.S. Letter(s) of Credit increasing the amount, or extending the expiration date, thereof at the request of the U.S. Borrower subject to the conditions of Section 6 hereof and the other terms of this Section 1.3.

         (c) The Reimbursement Obligations. Subject to Section 1.3(b) hereof, the obligation of the U.S. Borrower to reimburse the U.S. L/C Issuer for all drawings under a U.S. Letter of Credit (a "Reimbursement Obligation") shall be governed by the Application related to such U.S. Letter of Credit, except that reimbursement shall be made by no later than 12:00 Noon (Chicago time) on the date when each drawing is to be paid if the U.S. Borrower has been informed of such drawing by the U.S. L/C Issuer on or before 11:00 a.m. (Chicago time) on the date when such drawing is to be paid or, if notice of such drawing is given to the U.S. Borrower after 11:00 a.m. (Chicago time) on the date when such drawing is to be paid, by the end of such day, in immediately available funds at the Administrative Agent's principal office in Chicago, Illinois or such other office as the Administrative Agent may designate in writing to the U.S. Borrower (who shall thereafter cause to be distributed to the U.S. L/C Issuer such amount(s) in like funds). If the U.S. Borrower does not make any such reimbursement payment on the date due and the U.S. Participating Lenders fund their participations therein in the manner set forth in Section 1.3(d) below, then all payments thereafter received by the Administrative Agent in discharge of any of the relevant Reimbursement Obligations shall be distributed in accordance with Section 1.3(d) below.

         (d) The U.S. Participating Interests. Each U.S. Lender (other than the U.S. Lender acting as U.S. L/C Issuer in issuing the relevant U.S. Letter of Credit), by its acceptance hereof, severally agrees to purchase from the U.S. L/C Issuer, and the U.S. L/C Issuer hereby agrees to sell to each such U.S. Lender (a "U.S. Participating Lender"), an undivided percentage participating interest (a "U.S. Participating Interest"), to the extent of its U.S. Revolver Percentage, in each U.S. Letter of Credit issued by, and each Reimbursement Obligation owed to, the U.S. L/C Issuer. Upon any failure by the U.S. Borrower to pay any Reimbursement Obligation at the time required on the date the related drawing is to be paid, as set forth in Section 1.3(c) above, or if the U.S. L/C Issuer is required at any time to return to the U.S. Borrower or to a trustee, receiver, liquidator, custodian or other Person any portion of any payment of any Reimbursement Obligation, each U.S. Participating Lender shall, not later than the Business Day it receives a certificate in the form of Exhibit A hereto from the U.S. L/C Issuer (with a copy to the Administrative Agent) to such effect, if such certificate is received before 1:00 p.m. (Chicago time), or not later than 1:00 p.m. (Chicago time) the following Business Day, if such certificate is received after such time, pay to the Administrative Agent for the account of the U.S. L/C Issuer an amount equal to such U.S. Participating Lender's U.S. Revolver Percentage of such unpaid or recaptured Reimbursement Obligation together with interest on such amount accrued from the date the related payment was made by the U.S. L/C

Issuer to the date of such payment by such U.S. Participating Lender at a rate per annum equal to: (i) from the date the related payment was made by the U.S. L/C Issuer to the date two (2) Business Days after payment by such U.S. Participating Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date two (2) Business Days after the date such payment is due from such U.S. Participating Lender to the date such payment is made by such U.S. Participating Lender, the Base Rate in effect for each such day. Each such U.S. Participating Lender shall thereafter be entitled to receive its U.S. Revolver Percentage of each payment received in respect of the relevant Reimbursement Obligation and of interest paid thereon, with the U.S. L/C Issuer retaining its U.S. Revolver Percentage thereof as a U.S. Lender hereunder.

         The several obligations of the U.S. Participating Lenders to the U.S. L/C Issuer under this Section 1.3 shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which any U.S. Participating Lender may have or have had against the U.S. Borrower, the U.S. L/C Issuer, the Administrative Agent, any U.S. Lender or any other Person whatsoever. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of any Commitment of any U.S. Lender, and each payment by a U.S. Participating Lender under this Section 1.3 shall be made without any offset, abatement, withholding or reduction whatsoever.

         (e) Indemnification. The U.S. Participating Lenders shall, to the extent of their respective U.S. Revolver Percentages, indemnify the U.S. L/C Issuer (to the extent not reimbursed by the U.S. Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the U.S. L/C Issuer's gross negligence or willful misconduct) that the U.S. L/C Issuer may suffer or incur in connection with any U.S. Letter of Credit issued by it. The obligations of the U.S. Participating Lenders under this Section 1.3(e) and all other parts of this Section 1.3 shall survive termination of this Agreement and of all Applications, U.S. Letters of Credit, and all drafts and other documents presented in connection with drawings thereunder.

         (f) Manner of Requesting a U.S. Letter of Credit. The U.S. Borrower shall provide at least five (5) Business Days' advance written notice to the Administrative Agent of each request for the issuance of a U.S. Letter of Credit, such notice in each case to be accompanied by a Application for such U.S. Letter of Credit properly completed and executed by the U.S. Borrower and, in the case of an extension or an increase in the amount of a U.S. Letter of Credit, a written request therefor, in a form acceptable to the Administrative Agent and the U.S. L/C Issuer, in each case, together with the fees called for by this Agreement. The Administrative Agent shall promptly notify the U.S. L/C Issuer of the Administrative Agent's receipt of each such notice and the U.S. L/C Issuer shall promptly notify the Administrative Agent and the U.S. Lenders of the issuance of the U.S. Letter of Credit so requested.

         Section 1.4. Applicable Interest Rates. (a) Base Rate Loans. Each Base Rate Loan made or maintained by a U.S. Lender shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, continued or created by conversion from a Eurodollar Loan until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Base Rate from time to time in effect, payable on the last day of its Interest Period and at maturity (whether by acceleration or otherwise).

         (b) Eurodollar Loans. Each Eurodollar Loan made or maintained by a U.S. Lender shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, continued or created by conversion from a Base Rate Loan until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Adjusted LIBOR applicable for such Interest Period, payable on the last day of the Interest Period and at maturity (whether by acceleration or otherwise), and, if the applicable Interest Period is longer than three months, on each day occurring every three months after the commencement of such Interest Period.

         (c) Rate Determinations. The Administrative Agent shall determine each interest rate applicable to the Loans made in U.S. Dollars and the Reimbursement Obligations hereunder, and its determination thereof shall be conclusive and binding except in the case of manifest error.

         Section 1.5. Minimum Borrowing Amounts; Maximum Eurodollar Loans. Each Borrowing of Base Rate Loans advanced under a Credit denominated in U.S. Dollars shall be in an amount not less than $250,000, or such greater amount which is an integral multiple of $50,000. Each Borrowing of Eurodollar Loans advanced, continued or converted under a Credit denominated in U.S. Dollars shall be in an amount equal to $500,000 or such greater amount which is an integral multiple of $100,000. Without the Administrative Agent's consent, there shall not be more than 10 Borrowings of Eurodollar Loans outstanding under a Credit denominated in U.S. Dollars at any one time.

         Section 1.6. Manner of Borrowing Loans and Designating Applicable Interest Rates. (a) Notice to the Administrative Agent. The U.S. Borrower shall give notice to the Administrative Agent by no later than 1:00 p.m. (Chicago time): (i) at least 3 Business Days before the date on which the U.S. Borrower requests the U.S. Lenders to advance a Borrowing of Eurodollar Loans and (ii) on the date the U.S. Borrower requests the U.S. Lenders to advance a Borrowing of Base Rate Loans. The Loans included in each Borrowing shall bear interest initially at the type of rate specified in such notice of a new Borrowing. Thereafter, the U.S. Borrower may from time to time elect to change or continue the type of interest rate borne by each Borrowing or, subject to Section 1.5's minimum amount requirement for each outstanding Borrowing, a portion thereof, as follows: (i) if such Borrowing is of Eurodollar Loans, on the last day of the Interest Period applicable thereto, the U.S. Borrower may continue part or all of such Borrowing as Eurodollar Loans or convert part or all of such Borrowing into Base Rate Loans or (ii) if such Borrowing is of Base Rate Loans, on any Business Day, the U.S. Borrower may convert all or part of such Borrowing into Eurodollar Loans for an Interest Period or Interest Periods specified by the U.S. Borrower. The U.S. Borrower shall give all such notices requesting the advance, continuation or conversion of a Borrowing to the Administrative Agent by telephone or telecopy (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing), substantially in the form attached hereto as Exhibit B (Notice of Borrowing) or Exhibit C (Notice of Continuation/Conversion), as applicable, or in such other form acceptable to the Administrative Agent. Notice of the continuation of a Borrowing of Eurodollar Loans for an additional Interest Period or of the conversion of part or all of a Borrowing of Base Rate Loans into Eurodollar Loans must be given by no later than 1:00 p.m. (Chicago time) at least 3 Business Days before the date of the requested continuation or conversion. All such notices concerning the advance, continuation or conversion of a Borrowing shall specify the date of the requested advance, continuation or conversion of a Borrowing (which shall be a Business Day), the amount of the requested Borrowing to be advanced, continued or converted, the type of Loans to comprise such new, continued or converted Borrowing and, if such Borrowing is to be comprised of Eurodollar Loans, the Interest Period applicable thereto. The U.S. Borrower agrees that the Administrative Agent may rely on any such telephonic or telecopy notice given by any person the Administrative Agent in good faith believes is an Authorized Representative without the necessity of independent investigation and, in the event any such notice by telephone conflicts with any written confirmation, such telephonic notice shall govern if the Administrative Agent has acted in reliance thereon.

         (b) Notice to the U.S. Lenders. The Administrative Agent shall give prompt telephonic or telecopy notice to each U.S. Lender of any notice from the U.S. Borrower received pursuant to Section 1.6(a) above and, if such notice requests the U.S. Lenders to make Eurodollar Loans, the Administrative Agent shall give notice to the U.S. Borrower and each U.S. Lender by like means of the interest rate applicable thereto promptly after the Administrative Agent has made such determination.

         (c) U.S. Borrower's Failure to Notify; Automatic Continuations and Conversions. Any outstanding Borrowing of Base Rate Loans shall automatically be continued for an additional Interest Period on the last day of its then current Interest Period unless the U.S. Borrower has notified the Administrative Agent within the period required by Section 1.6(a) that the U.S. Borrower intends to convert such Borrowing, subject to Section 6.1 hereof, into a Borrowing of Eurodollar Loans or such Borrowing is prepaid in accordance with Section 2.2(a). If the U.S. Borrower fail to give notice pursuant to Section 1.6(a) above of the continuation or conversion of any outstanding principal amount of a Borrowing of Eurodollar Loans before the last day of its then current Interest Period within the period required by Section 1.6(a) or, whether or not such notice has been given, one or more of the conditions set forth in Section 6.1 for the continuation or conversion of a Borrowing of Eurodollar Loans would not be satisfied, and such Borrowing is not prepaid in accordance with Section 2.2(a), such Borrowing shall automatically be converted into a Borrowing of Base Rate Loans. In the event the U.S. Borrower fails to give notice pursuant to Section 1.6(a) above of a Borrowing equal to the amount of a Reimbursement Obligation and has not notified the Administrative Agent by 1:00 p.m. (Chicago time) on the day such Reimbursement Obligation becomes due that it intends to repay such Reimbursement Obligation through funds not borrowed under this Agreement, the U.S. Borrower shall be deemed to have requested a Borrowing of Base Rate Loans under the Revolving Credit (or, at the option of the Administrative Agent, under the U.S. Swing Line) on such day in the amount of the Reimbursement Obligation then due, which Borrowing shall be applied to pay the Reimbursement Obligation then due.

         (d) Disbursement of Loans. Not later than 2:00 p.m. (Chicago time) on the date of any requested advance of a new Borrowing, subject to Section 6 hereof, each U.S. Lender shall make available its Loan comprising part of such Borrowing in funds immediately available at the principal office of the Administrative Agent in Chicago, Illinois. The Administrative Agent shall make the proceeds of each new Borrowing available to the U.S. Borrower at the Administrative Agent's principal office in Chicago, Illinois.

         (e) Administrative Agent Reliance on U.S. Lender Funding. Unless the Administrative Agent shall have been notified by a U.S. Lender prior to (or, in the case of a Borrowing of Base Rate Loans, by 2:00 p.m. (Chicago time) on) the date on which such U.S. Lender is scheduled to make payment to the Administrative Agent of the proceeds of a Loan (which notice shall be effective upon receipt) that such U.S. Lender does not intend to make such payment, the Administrative Agent may assume that such U.S. Lender has made such payment when due and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the U.S. Borrower the proceeds of the Loan to be made by such U.S. Lender and, if any U.S. Lender has not in fact made such payment to the Administrative Agent, such U.S. Lender shall, on demand, pay to the Administrative Agent the amount made available to the U.S. Borrower attributable to such U.S. Lender together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the U.S. Borrower and ending on (but excluding) the date such U.S. Lender pays such amount to the Administrative Agent at a rate per annum equal to: (i) from the date the related advance was made by the Administrative Agent to the date two (2) Business Days after payment by such U.S. Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date two (2) Business Days after the date such payment is due from such U.S. Lender to the date such payment is made by such U.S. Lender, the Base Rate in effect for each such day. If such amount is not received from such U.S. Lender by the Administrative Agent immediately upon demand, the U.S. Borrower will, on demand, repay to the Administrative Agent the proceeds of the Loan attributable to such U.S. Lender with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, but without such payment being considered a payment or prepayment of a Loan under Section 1.11 hereof so that the U.S. Borrower will have no liability under such Section with respect to such payment.

         Section 1.7. Interest Periods. As provided in Sections 1.6(a) and 1.12 hereof with respect to any Borrowing made pursuant to Section 1 hereof, at the time of each request to advance, continue or create by conversion a Borrowing of Eurodollar Loans or U.S. Swing Loans, the U.S. Borrower shall select an Interest Period applicable to such Loans from among the available options. With respect to any Borrowing made pursuant to Section 1 hereof, the term "Interest Period" means the period commencing on the date a Borrowing of Loans is advanced, continued or created by conversion and ending: (a) in the case of Base Rate Loans, on the last day of the calendar quarter (i.e., the last day of March, June, September or December, as applicable) in which such Borrowing is advanced, continued or created by conversion (or on the last day of the following calendar quarter if such Loan is advanced, continued or created by conversion on the last day of a calendar quarter) and (b) in the case of a Eurodollar Loan, 1, 2, 3 or 6 months thereafter, and (c) in the case of a U.S. Swing Loan, on the date 1 to 5 days thereafter as mutually agreed to by the U.S. Borrower and the Administrative Agent; provided, however, that:

                  (a) any Interest Period for a Borrowing of U.S. Revolving Loans or U.S. Swing Loans consisting of Base Rate Loans that otherwise would end after the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date, and any Interest Period for a Borrowing of U.S. Term Loans consisting of Base Rate Loans that otherwise would end after the final maturity date of the U.S. Term Loans shall end on the final maturity date of the U.S. Term Loans;

                  (b) no Interest Period with respect to any portion of the U.S. Revolving Loans or U.S. Swing Loans shall extend beyond the Revolving Credit Termination Date, no Interest Period with respect to any portion of the U.S. Term Loans shall extend beyond the final maturity date of the U.S. Term Loans;

                  (c) no Interest Period with respect to any portion of the U.S. Term Loans consisting of Eurodollar Loans shall extend beyond a date on which any U.S. Borrower is required to make a scheduled payment of principal on the U.S. Term Loans, unless the sum of (a) the aggregate principal amount of U.S. Term Loans that are Base Rate Loans plus (b) the aggregate principal amount of U.S. Term Loans that are Eurodollar Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount to be paid on the U.S. Term Loans on such payment date;

                  (d) whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, provided that, if such extension would cause the last day of an Interest Period for a Borrowing of Eurodollar Loans to occur in the following calendar month, the last day of such Interest Period shall be the immediately preceding Business Day; and

                  (e) for purposes of determining an Interest Period for a Borrowing of Eurodollar Loans, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided, however, that if there is no numerically corresponding day in the month in which such an Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end.

         Section 1.8. Maturity of Loans. (a) Scheduled Payments of U.S. Term Loans. The U.S. Borrower shall make principal payments on the U.S. Term Loans in installments on the last day of each March, June, September, and December in each year, commencing with the calendar quarter ending December 31, 2003, with the amount of each such principal installment to equal the amount set forth in Column B below shown opposite of the relevant due date as set forth in Column A below:

  COLUMN A                       COLUMN B

                            SCHEDULED PRINCIPAL
PAYMENT DATE            PAYMENT ON U.S. TERM LOANS
  12/31/03                      $  800,000
  03/31/04                      $  800,000
   6/30/04                      $  800,000
   9/30/04                      $  800,000
  12/31/04                      $1,000,000
   3/31/05                      $1,000,000
   6/30/05                      $1,000,000
   9/30/05                      $1,000,000
  12/31/05                      $1,200,000
   3/31/06                      $1,200,000
   6/30/06                      $1,200,000
   9/30/06                      $1,200,000
  12/31/06                      $1,200,000
   3/31/07                      $1,200,000
   6/30/07                      $1,200,000
   9/30/07                      $1,200,000
  12/31/07                      $1,200,000
   3/31/08                      $1,200,000
   6/30/08                      $1,200,000
   9/30/08                      $1,200,000

, it being agreed that the final payment of both principal and interest not sooner paid on the U.S. Term Loans shall be due and payable on October 7, 2008, the final maturity thereof. Each such principal payment shall be applied to the U.S. Lenders holding the U.S. Term Loans pro rata based upon their U.S. Term Loan Percentages.

         (b) U.S. Revolving Loans and U.S. Swing Loans. Each U.S. Revolving Loan and U.S. Swing Loan, both for principal and interest not sooner paid, shall mature and become due and payable by the U.S. Borrower on the Revolving Credit Termination Date.

         Section 1.9. Default Rate. Notwithstanding anything to the contrary contained in Section 1.4 hereof, while any Event of Default exists or after acceleration, the U.S. Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all Loans owing by it at a rate per annum equal to:

                  (a) for any Base Rate Loan or any U.S. Swing Loan bearing interest based on the Base Rate, the sum of 2.0% plus the Applicable Margin plus the Base Rate from time to time in effect; and

                  (b) for any Eurodollar Loan or any U.S. Swing Loan bearing interest at the Administrative Agent's Quoted Rate, the sum of 2.0% plus the rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto and, thereafter, at a rate per annum equal to the sum of 2.0% plus the Applicable Margin for Base Rate Loans plus the Base Rate from time to time in effect;

provided, however, that in the absence of acceleration, any adjustments pursuant to this Section shall be made at the election of the Administrative Agent, acting at the request or with the consent of the Required Lenders, with written notice to the U.S. Borrower. While any Event of Default exists or after acceleration, interest shall be paid on demand of the Administrative Agent at the request or with the consent of the Required Lenders.

         Section 1.10. The Notes. (a) The U.S. Term Loan made to the U.S. Borrower by a U.S. Lender shall be evidenced by a single promissory note of the U.S. Borrower issued to such U.S. Lender in the form of Exhibit D-1 hereto. Each such promissory note is hereinafter referred to as a "U.S. Term Note" and collectively such promissory notes are referred to as the "U.S. Term Notes."

         (b) The U.S. Revolving Loans made to the U.S. Borrower by a U.S. Lender shall be evidenced by a single promissory note of the U.S. Borrower issued to such U.S. Lender in the form of Exhibit D-2 hereto. Each such promissory note is hereinafter referred to as a "U.S. Revolving Note" and collectively such promissory notes are referred to as the "U.S. Revolving Notes."

         (c) The U.S. Swing Loans made to the U.S. Borrower by the Administrative Agent shall be evidenced by a single promissory note of the U.S. Borrower issued to the Administrative Agent in the form of Exhibit D-3 hereto. Such promissory note is hereinafter referred to as the "U.S. Swing Note."

         (d) Each U.S. Lender shall record on its books and records or on a schedule to its appropriate Note the amount of each Loan advanced, continued or converted by it, all payments of principal and interest and the principal balance from time to time outstanding thereon, the type of such Loan, and, for any Eurodollar Loan or U.S. Swing Loan, the Interest Period and the interest rate applicable thereto. The record thereof, whether shown on such books and records of a U.S. Lender or on a schedule to the relevant Note, shall be prima facie evidence as to all such matters; provided, however, that the failure of any U.S. Lender to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the U.S. Borrower to repay all Loans made to it hereunder together with accrued interest thereon. At the request of any U.S. Lender and upon such U.S. Lender tendering to the U.S. Borrower the appropriate Note to be replaced, the U.S. Borrower shall furnish a new Note to such U.S. Lender to replace any outstanding Note, and at such time the first notation appearing on a schedule on the reverse side of, or attached to, such Note shall set forth the aggregate unpaid principal amount of all Loans, if any, then outstanding thereon.

         Section 1.11. Funding Indemnity. If any U.S. Lender shall incur any loss, cost or expense (including, without limitation, any loss of profit, and any loss, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such U.S. Lender to fund or maintain any Eurodollar Loan or U.S. Swing Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such U.S. Lender) as a result of:

                  (a) any payment, prepayment or conversion of a Eurodollar Loan or U.S. Swing Loan on a date other than the last day of its Interest Period,

                  (b) any failure (because of a failure to meet the conditions of Section 6 or otherwise) by the U.S. Borrower to borrow or continue a Eurodollar Loan or U.S. Swing Loan, or to convert a Base Rate Loan into a Eurodollar Loan or U.S. Swing Loan, on the date specified in a notice given pursuant to Section 1.6(a) or 1.12 hereof,

                  (c) any failure by the U.S. Borrower to make any payment of principal on any Eurodollar Loan or U.S. Swing Loan when due (whether by acceleration or otherwise), or

                  (d) any acceleration of the maturity of a Eurodollar Loan or U.S. Swing Loan as a result of the occurrence of any Event of Default hereunder,

         then, upon the demand of such U.S. Lender, the U.S. Borrower shall pay to such U.S. Lender such amount as will reimburse such U.S. Lender for such loss, cost or expense. If any U.S. Lender makes such a claim for compensation, it shall provide to the U.S. Borrower, with a copy to the Administrative Agent, a certificate setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) and the amounts shown on such certificate shall be conclusive if reasonably determined.

         Section 1.12. U.S. Swing Loans. (a) Generally. Subject to the terms and conditions hereof, as part of the U.S. Revolving Credit, the Administrative Agent agrees to make loans to the U.S. Borrower under the U.S. Swing Line (individually a "U.S. Swing Loan" and collectively the "U.S. Swing Loans") which shall not in the aggregate at any time outstanding exceed the U.S. Swing Line Sublimit. The U.S. Swing Loans may be availed of the U.S. Borrower from time to time and Borrowings thereunder may be repaid and used again during the period ending on the Revolving Credit Termination Date; provided that each U.S. Swing Loan must be repaid on the last day of the Interest Period applicable thereto. Each U.S. Swing Loan shall be in a minimum amount of $100,000 or such greater amount which is an integral multiple of $50,000.

         (b) Interest on U.S. Swing Loans. Each U.S. Swing Loan shall bear interest until maturity (whether by acceleration or otherwise) at a rate per annum equal to (i) the sum of the Base Rate plus the Applicable Margin for Base Rate Loans under the U.S. Revolving Credit as from time to time in effect (computed on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed) or (ii) the Administrative Agent's Quoted Rate (computed on the basis of a year of 360 days for the actual number of days elapsed). Interest on each U.S. Swing Loan shall be due and payable prior to such maturity on the last day of each Interest Period applicable thereto.

         (c) Requests for U.S. Swing Loans. The U.S. Borrower shall give the Administrative Agent prior notice (which may be written or oral) no later than (x) 12:00 Noon (Chicago time) on the date upon which the U.S. Borrower requests that any U.S. Swing Loan be made at the Administrative Agent's Quoted Rate and (y) 3:00 p.m. (Chicago time) on the date upon which the U.S. Borrower requests that any U.S. Swing Loan be at the Base Rate, of the amount and date of such U.S. Swing Loan, and the Interest Period requested therefor. Within 30 minutes after receiving such notice, the Administrative Agent shall in its discretion quote an interest rate to the U.S. Borrower at which the Administrative Agent would be willing to make such U.S. Swing Loan available to the U.S. Borrower for the Interest Period so requested (the rate so quoted for a given Interest Period being herein referred to as "Administrative Agent's Quoted Rate"). The U.S. Borrower acknowledges and agrees that the interest rate quote is given for immediate and irrevocable acceptance. If the U.S. Borrower does not so immediately accept the Administrative Agent's Quoted Rate for the full amount requested by the U.S. Borrower for such U.S. Swing Loan, the Administrative Agent's Quoted Rate shall be deemed immediately withdrawn and such U.S. Swing Loan shall bear interest at the rate per annum determined by adding the Applicable Margin for Base Rate Loans under the U.S. Revolving Credit to the Base Rate as from time to time in effect. If the U.S. Borrower requests that a U.S. Swing Loan at the Base Rate, such U.S. Swing Loan shall bear interest at the rate per annum determined by adding the Applicable Margin for Base Rate Loans under the U.S. Revolving Credit to the Base Rate as from time to time in effect. Subject to the terms and conditions hereof, the proceeds of such U.S. Swing Loan shall be made available to the U.S. Borrower on the date so requested at the offices of the Administrative Agent in Chicago, Illinois. Anything contained in the foregoing to the contrary notwithstanding (i) the obligation of the Administrative Agent to make U.S. Swing Loans shall be subject to all of the terms and conditions of this Agreement and (ii) the Administrative Agent shall not be obligated to make more than one U.S. Swing Loan during any one day.

         (d) Refunding Loans. In its sole and absolute discretion, the Administrative Agent may at any time, on behalf of the U.S. Borrower (which hereby irrevocably authorizes the Administrative Agent to act on its behalf for such purpose) and with notice to the U.S. Borrower, request each U.S. Lender to make a U.S. Revolving Loan in the form of a Base Rate Loan in an amount equal to such U.S. Lender's U.S. Revolver Percentage of the amount of the U.S. Swing Loans outstanding on the date such notice is given. Unless an Event of Default described in Section 8.1(j) or 8.1(k) exists with respect to the U.S. Borrower, regardless of the existence of any other Event of Default, each U.S. Lender shall make the proceeds of its requested U.S. Revolving Loan available to the Administrative Agent, in immediately available funds, at the Administrative Agent's principal office in Chicago, Illinois, before 12:00 Noon (Chicago time) on the Business Day following the day such notice is given. The proceeds of such Borrowing of U.S. Revolving Loans shall be immediately applied to repay the outstanding U.S. Swing Loans.

         (e) Participations. If any U.S. Lender refuses or otherwise fails to make a U.S. Revolving Loan when requested by the Administrative Agent pursuant to Section 1.12(d) above (because an Event of Default described in Section 8.1(j) or 8.1(k) exists with respect to the U.S. Borrower or otherwise), such U.S. Lender will, by the time and in the manner such U.S. Revolving Loan was to have been funded to the Administrative Agent, purchase from the Administrative Agent an undivided participating interest in the outstanding U.S. Swing Loans in an amount equal to its U.S. Revolver Percentage of the aggregate principal amount of U.S. Swing Loans that were to have been repaid with such U.S. Revolving Loans. Each U.S. Lender that so purchases a participation in a U.S. Swing Loan shall thereafter be entitled to receive its U.S. Revolver Percentage of each payment of principal received on the U.S. Swing Loan and of interest received thereon accruing from the date such U.S. Lender funded to the Administrative Agent its participation in such Loan. The several obligations of the U.S. Lenders under this Section shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which any U.S. Lender may have or have had against the U.S. Borrower, any other U.S. Lender or any other Person whatever. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of the Commitments of any U.S. Lender, and each payment made by a U.S. Lender under this Section shall be made without any offset, abatement, withholding or reduction whatsoever.

SECTION 2. FEES, PREPAYMENTS, TERMINATION OF COMMITMENTS, PLACE AND APPLICATION
           OF PAYMENTS, SUBSTITUTION OF LENDERS, AND APPOINTMENT OF AGENT FOR BORROWERS.

         Section 2.1. Fees. (a) U.S. Revolving Credit Commitment Fee. The U.S. Borrower shall pay to the Administrative Agent for the ratable account of the U.S. Lenders in accordance with their U.S. Revolver Percentages a commitment fee at the rate per annum equal to the Applicable Margin (computed on the basis of a year of 360 days and the actual number of days elapsed) on the average daily Unused U.S. Revolving Credit Commitments. Such commitment fee shall be payable quarter-annually in arrears on the last day of each March, June, September, and December in each year (commencing on December 31, 2003) and on the Revolving Credit Termination Date, unless the U.S. Revolving Credit Commitments are terminated in whole on an earlier date, in which event the commitment fee for the period to the date of such termination in whole shall be paid on the date of such termination.

         (b) U.S. Letter of Credit Fees. On the date of issuance or extension, or increase in the amount, of any U.S. Letter of Credit pursuant to
Section 1.3 hereof, the U.S. Borrower shall pay to the U.S. L/C Issuer for its own account an issuance fee equal to 0.125% of the face amount of (or of the increase in the face amount of) such U.S. Letter of Credit. Quarterly in arrears, on the last day of each March, June, September, and December, commencing on December 31, 2003, the U.S. Borrower shall pay to the Administrative Agent, for the ratable benefit of the U.S. Lenders in accordance with their U.S. Revolver Percentages, a letter of credit fee at a rate per annum equal to the Applicable Margin (computed on the basis of a year of 360 days and the actual number of days elapsed) in effect during each day of such quarter applied to the daily average face amount of U.S. Letters of Credit outstanding during such quarter. In addition, the U.S. Borrower shall pay to the U.S. L/C Issuer for its own account the U.S. L/C Issuer's standard drawing, negotiation, amendment, and other administrative fees for each U.S. Letter of Credit. Such standard fees referred to in the preceding sentence may be established by the U.S. L/C Issuer from time to time.

         (c) Administrative Agent Fees. The U.S. Borrower shall pay to the Administrative Agent, for its own use and benefit, the fees agreed to between the Administrative Agent and the U.S. Borrower in a fee letter dated October 7, 2003, or as otherwise agreed to in writing between them.

         (d) Audit Fees. The U.S. Borrower shall pay to the Administrative Agent for its own use and benefit charges for audits of the Collateral performed by the Administrative Agent or its agents or representatives in such amounts as the Administrative Agent may from time to time request (the Administrative Agent acknowledging and agreeing that such charges shall be computed in the same manner as it at the time customarily uses for the assessment of charges for similar collateral audits); provided, however, that in the absence of any Default and Event of Default, the U.S. Borrower shall not be required to pay the Administrative Agent for more than one (1) such audit per calendar year.

         Section 2.2. Prepayments. (a) Optional. The U.S. Borrower shall have the privilege of prepaying without premium or penalty (except as set forth in Section 1.11 hereof below) and in whole or in part (but, if in part, then: (i) if such Borrowing is of Base Rate Loans, in an amount not less than $250,000,
(ii) if such Borrowing is of Eurodollar Loans, in an amount not less than $250,000, and (iii) in each case, in an amount such that the minimum amount required for a Borrowing pursuant to Sections 1.5 and 1.12 hereof remains outstanding) any Borrowing of Eurodollar Loans at any time upon three (3) Business Days' prior notice to the Administrative Agent by the U.S. Borrowers or, in the case of a Borrowing of Base Rate Loans, notice delivered to the Administrative Agent by the U.S. Borrower no later than 1:00 p.m. (Chicago time) on the date of such prepayment. Each such prepayment to be made by the payment of the principal amount to be prepaid and, in the case of any U.S. Term Loans or Eurodollar Loans or U.S. Swing Loans, accrued interest thereon to the date fixed for prepayment plus any amounts due the Lenders under Section 1.11.

         (b) Mandatory. (i) If the U.S. Borrower or any Domestic Subsidiary shall at any time or from time to time make or agree to make a Disposition or shall suffer an Event of Loss resulting in Net Cash Proceeds in excess of $1,000,000 individually or on a cumulative basis in any fiscal year of the Borrowers, then (x) the U.S. Borrower shall promptly notify the Administrative Agent of such proposed Disposition or Event of Loss (including the amount of the estimated Net Cash Proceeds to be received by the U.S. Borrower or such Subsidiary in respect thereof) and (y) promptly upon receipt by the U.S. Borrower or such Subsidiary of the Net Cash Proceeds of such Disposition or Event of Loss, the U.S. Borrower shall prepay the U.S. Term Loans (or all outstanding Loans and U.S. L/C Obligations if an Event of Default exists) in an aggregate amount equal to 100% of the amount of all such Net Cash Proceeds; provided that in the case of each Disposition and Event of Loss, if the U.S. Borrower states in its notice of such event that the U.S. Borrower or the applicable Subsidiary intends to reinvest, within 180 days of the applicable Disposition or receipt of Net Cash Proceeds from an Event of Loss, the Net Cash Proceeds thereof in assets for use in the ordinary course of the U.S. Borrower's or the applicable

Subsidiary's business as then conducted, then so long as no Default or Event of Default then exists, the U.S. Borrower shall not be required to make a mandatory prepayment under this Section in respect of such Net Cash Proceeds to the extent such Net Cash Proceeds are actually reinvested in such assets with such 180-day period. Promptly after the end of such 180-day period, the U.S. Borrower shall notify the Administrative Agent whether the U.S. Borrower or such Subsidiary has reinvested such Net Cash Proceeds in such assets, and to the extent such Net Cash Proceeds have not been so reinvested, the U.S. Borrower shall promptly prepay the U.S. Term Loans (or all outstanding Loans and U.S. L/C Obligations if an Event of Default exists) in the amount of such Net Cash Proceeds not so reinvested. The amount of each such prepayment shall be applied on a ratable basis among the relevant outstanding Obligations based on the principal amounts thereof. If the Administrative Agent or the Required Lenders so request, all proceeds of such Disposition or Event of Loss shall be deposited with the Administrative Agent and held by it in the Collateral Account. So long as no Default or Event of Default exists, the Administrative Agent is authorized to disburse amounts representing such proceeds from the Collateral Account to or at the U.S. Borrower's direction for application to or reimbursement for the costs of replacing, rebuilding or restoring such Property.

         (ii) If the Australian Borrower or any Subsidiary thereof shall at any time or from time to time make or agree to make a Disposition or shall suffer an Event of Loss resulting in Net Cash Proceeds in excess of $1,000,000 individually or on a cumulative basis in any fiscal year of the Borrowers, then
(x) the Australian Borrower shall promptly notify the Administrative Agent and the Australian Lender of such proposed Disposition or Event of Loss (including the amount of the estimated Net Cash Proceeds to be received by the Australian Borrower or such Subsidiary in respect thereof) and (y) promptly upon receipt by the Australian Borrower or such Subsidiary of the Net Cash Proceeds of such Disposition or Event of Loss, Penford Holdings shall prepay the Australian Term Loans (or all outstanding indebtedness, liabilities and obligations of the Australian Borrowers under the Australian Credit Agreements if an Event of Default exists) in an aggregate amount equal to 100% of the amount of all such Net Cash Proceeds; provided that in the case of each Disposition and Event of Loss, if the Australian Borrower states in its notice of such event that the Australian Borrower or the applicable Subsidiary intends to reinvest, within 180 days of the applicable Disposition or receipt of Net Cash Proceeds from an Event of Loss, the Net Cash Proceeds thereof in assets for use in the ordinary course of the Australian Borrower's or the applicable Subsidiary's business as then conducted, then so long as no Default or Event of Default then exists, Penford Holdings shall not be required to make a mandatory prepayment under this Section in respect of such Net Cash Proceeds to the extent such Net Cash Proceeds are actually reinvested in such assets with such 180-day period. Promptly after the end of such 180-day period, the Australian Borrower shall notify the Administrative Agent and the Australian Lender whether the Australian Borrower or such Subsidiary has reinvested such Net Cash Proceeds in such assets, and to the extent such Net Cash Proceeds have not been so reinvested, Penford Holdings shall promptly prepay the Australian Term Loans (or all outstanding indebtedness, liabilities and obligations of the Australian Borrowers under the Australian Credit Agreements if an Event of Default exists) in the amount of such Net Cash Proceeds not so reinvested. The amount of each such prepayment shall be applied on a ratable basis among the relevant outstanding Obligations based on the principal amounts thereof. If the Administrative Agent, the Australian Lender or the Required Lenders so request, all proceeds of such Disposition or Event of Loss shall be deposited with the Australian Lender or another bank or financial institution nominated by the Australian Lender and held by it in an account of the Australian Borrower subject to a charge of, the Australian Lender (the "Australian Collateral Account"). The Australian Borrower must take all action and execute all documents reasonably required by the Australian Lender for the purpose of taking and perfecting such security over the Australian Collateral Account, and grant to the Australian Lender the right to operate the Australian Collateral Account for the following purpose. So long as no Default or Event of Default exists, the Australian Lender is authorized to operate the Australian Collateral Account by withdrawing and disbursing amounts representing such proceeds from the Australian Collateral Account to or at the Australian Borrower's direction for application to or reimbursement for the costs of replacing, rebuilding or restoring such Property.

         (iii) If after the Closing Date the U.S. Borrower or any Subsidiary shall issue new equity securities (whether common or preferred stock or otherwise), other than equity securities issued in connection with the exercise of employee stock options and capital stock issued to the seller of an Acquired Business in connection with an Acquisition permitted hereby, the U.S. Borrower shall promptly notify the Administrative Agent of the estimated Net Cash Proceeds of such issuance to be received by or for the account of the U.S. Borrower or such Subsidiary in respect thereof. Promptly upon receipt by the U.S. Borrower or such Subsidiary of Net Cash Proceeds of such issuance, the U.S. Borrower shall prepay the U.S. Term Loans and, on behalf of Penford Holdings, the Australian Term Loan in an aggregate amount equal to 100% (or 50% if the U.S. Borrower's Total Senior Funded Debt/EBITDA Ratio was less than 2.0 to 1.0 for two consecutive quarters immediately preceding the date of such required payment) of the amount of such Net Cash Proceeds. The amount of each such prepayment shall be applied on a ratable basis among the relevant outstanding Obligations based on the principal amounts thereof. The U.S. Borrower acknowledges that its performance hereunder shall not limit the rights and remedies of the Lenders for any breach of Section 7.11 (Maintenance of Subsidiaries) or Section 8.1(i) (Change of Control) hereof or any other terms of the Loan Documents.

         (iv) If after the Closing Date any Borrower or any Subsidiary shall issue any Indebtedness for Borrowed Money, other than Indebtedness for Borrowed Money permitted by Section 7.7(a)-(d) hereof, the U.S. Borrower shall promptly notify the Administrative Agent of the estimated Net Cash Proceeds of such issuance to be received by or for the account of such Borrower or such Subsidiary in respect thereof. Promptly upon receipt by the U.S. Borrower or such Subsidiary of Net Cash Proceeds of such issuance, the U.S. Borrower shall prepay the U.S. Term Loans and, on behalf of Penford Holdings, the Australian Term Loan in an aggregate amount equal to 100% of the amount of such Net Cash Proceeds. The amount of each such prepayment shall be applied on a ratable basis among the relevant outstanding Obligations based on the principal amounts thereof. Each of the Borrowers acknowledges that its performance hereunder shall not limit the rights and remedies of the Lenders for any breach of Section 7.7 hereof or any other terms of the Loan Documents.

         (v) Within 90 days after the close of each year, beginning August 31, 2004, the U.S. Borrower shall prepay the U.S. Term Loans and, on behalf of Penford Holdings, Australian Term Loan by an amount equal to 50% (the "Excess Cash Flow Percentage") of Excess Cash Flow of the U.S. Borrower and its Subsidiaries for the most recently completed fiscal year of the U.S. Borrower; provided, however, if the U.S. Borrower's Total Senior Funded Debt/EBITDA Ratio is less than 2.0 to 1.0 for two consecutive quarters, then the Excess Cash Flow Percentage shall be deemed to be 0% until such time as the U.S. Borrower's Total Senior Funded Debt/EBITDA Ratio equals or exceeds 2.0 to 1.0. The amount of each such prepayment shall be applied on a ratable basis among the relevant outstanding Obligations based on the principal amounts thereof.

         (vi) The U.S. Borrower shall, on each date the U.S. Revolving Credit Commitments are reduced pursuant to Section 2.3 hereof, prepay the U.S. Revolving Loans, U.S. Swing Loans, and, if necessary, prefund the U.S. L/C Obligations by the amount, if any, necessary to reduce the sum of the aggregate principal amount of U.S. Revolving Loans, U.S. Swing Loans, and U.S. L/C Obligations then outstanding to the amount to which the U.S. Revolving Credit Commitments have been so reduced.

         (c) The Administrative Agent will promptly advise each Lender of any notice of prepayment it receives from the U.S. Borrower. Any amount of U.S. Revolving Loans and U.S. Swing Loans paid or prepaid before the Revolving Credit Termination Date may, subject to the terms and conditions of this Agreement, be borrowed, repaid and borrowed again. No amount of the U.S. Term Loans paid or prepaid may be reborrowed, and, in the case of any partial prepayment, such prepayment shall be applied to the relevant Loans in the reverse order of maturity on a ratable basis among all remaining payments on the relevant Loans based on the principal amounts thereof.

         (d) Unless the applicable Borrower otherwise direct, prepayments of Loans made in U.S. Dollars under Section 2.2(b) shall be applied first to Borrowings of Base Rate Loans until payment in full thereof with any balance applied to Borrowings of Eurodollar Loans in the order in which their Interest Periods expire. Each prepayment of Loans under Section 2.2(b) shall be made by the payment of the principal amount to be prepaid and, in the case of any U.S. Term Loans or Eurodollar Loans or U.S. Swing Loans or Australian Term Loan, accrued interest thereon to the date of prepayment together with any amounts due the Lenders under Section 1.11 hereof. Each prefunding of U.S. L/C Obligations shall be made in accordance with Section 8.4 hereof.

         Section 2.3. Commitment Terminations. (a) Optional U.S. Revolving Credit Terminations. The U.S. Borrower shall have the right at any time and from time to time, upon five (5) Business Days' prior written notice to the Administrative Agent (or such shorter time period agreed to by the Administrative Agent), to terminate the U.S. Revolving Credit Commitments without premium or penalty and in whole or in part, any partial termination to be (i) in an amount not less than $1,000,000 and (ii) allocated ratably among the U.S. Lenders in proportion to their respective U.S. Revolver Percentages, provided that the U.S. Revolving Credit Commitments may not be reduced to an amount less than the sum of the aggregate principal amount of U.S. Revolving Loans, U.S. Swing Loans, and U.S. L/C Obligations then outstanding. Any termination of the U.S. Revolving Credit Commitments below the U.S. L/C Sublimit or U.S. Swing Line Sublimit then in effect shall reduce the U.S. L/C Sublimit and U.S. Swing Line Sublimit, as applicable, by a like amount. The Administrative Agent shall give prompt notice to each U.S. Lender of any such termination of the U.S. Revolving Credit Commitments.

         (b) Mandatory Revolving Credit Termination. If at any time Net Cash Proceeds or Excess Cash Flow remain after the prepayment of the U.S. Term Loans in full pursuant to Section 2.2(b) hereof, the U.S. Revolving Credit Commitments shall ratably terminate by an amount equal to 100% of such excess proceeds.

         (c)      Any termination of the Commitments pursuant to this Section
2.3 may not be reinstated.

         Section 2.4. Place and Application of Payments. All payments of principal of and interest on the Loans made in U.S. Dollars and the Reimbursement Obligations, and of all other Obligations payable by the U.S. Borrower under this Agreement and the other Loan Documents, shall be made by the U.S. Borrower to the Administrative Agent by no later than 12:00 Noon (Chicago time) on the due date thereof at the office of the Administrative Agent in Chicago, Illinois (or such other location as the Administrative Agent may designate to the U.S. Borrower) for the benefit of the Lenders entitled thereto. Any payments received after such time shall be deemed to have been received by the Administrative Agent on the next Business Day. All such payments shall be made in the case of U.S. Dollars, in immediately available funds at the place of payment, in each case without set-off or counterclaim. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest on Loans and on Reimbursement Obligations in which the U.S. Lenders have purchased U.S. Participating Interests ratably to the Lenders and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement.

         Anything contained herein to the contrary notwithstanding, all payments and collections received in respect of the Obligations of the U.S. Borrower and all proceeds of the Collateral provided by the U.S. Borrower and the U.S. Guarantors received, in each instance, by the Administrative Agent or any of the Lenders after the occurrence and during the continuation of an Event of Default, shall be remitted to the Administrative Agent and distributed as follows:

                  (a) first, to the payment of any outstanding costs and expenses incurred by the Administrative Agent, and any security trustee therefor, in monitoring, verifying, protecting, preserving or enforcing the Liens on the Collateral, in protecting, preserving or enforcing rights under the Loan Documents, and in any event all costs and expenses of a character which the U.S. Borrower has agreed to pay the Administrative Agent under Section 12.15 hereof (such funds to be retained by the Administrative Agent for its own account unless it has previously been reimbursed for such costs and expenses by the Lenders, in which event such amounts shall be remitted to the Lenders to reimburse them for payments theretofore made to the Administrative Agent);

                  (b) second, to the payment of principal and interest on the U.S. Swing Notes until paid in full;

                  (c) third, to the payment of any outstanding interest and fees due under the Loan Documents to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof;

                  (d) fourth, to the payment of principal on the Notes, unpaid Reimbursement Obligations, together with amounts to be held by the Administrative Agent as collateral security for any outstanding U.S. L/C Obligations pursuant to Section 8.4 hereof (until the Administrative Agent is holding an amount of cash equal to the then outstanding amount of all such U.S. L/C Obligations), the payment of the principal of the indebtedness, obligations and liabilities (including without limitation the Australian Reimbursement Obligations) arising under the Australian Credit Agreements, and Hedging Liability, the aggregate amount paid to, or held as collateral security for, the Lenders and, in the case of Hedging Liability, their Affiliates to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof;

                  (e) fifth, to the payment of all other unpaid Obligations and all other indebtedness, obligations, and liabilities of the U.S. Borrower and its Subsidiaries secured by the Collateral Documents (including, without limitation, Funds Transfer and Deposit Account Liability and the Guarantors' obligations under Section 11 of this Agreement) to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof; and

                  (f) sixth, to the U.S. Borrower or whoever else may be lawfully entitled thereto.

         Section 2.5. Substitution of Lenders. Upon the receipt by the U.S. Borrower of (a) a claim from any U.S. Lender for compensation under Section 9.3 or 12.1 hereof, (b) notice by any U.S. Lender to the U.S. Borrower of any illegality pursuant to Section 9.1 hereof or (c) in the event any U.S. Lender is in default in any material respect with respect to its obligations under the Loan Documents (any such Lender referred to in clause (a), (b) or (c) above being hereinafter referred to as an "Affected Lender"), the U.S. Borrower may, in addition to any other rights the U.S. Borrower may have hereunder or under applicable law, require, at its expense, any such Affected Lender to assign, at par plus accrued interest and fees, without recourse, all of its interest, rights, and obligations hereunder (including all of its Commitments and the Loans and participation interests in Letters of Credit and other amounts at any time owing to it hereunder and the other Loan Documents) to a bank or other institutional Lender specified by the U.S. Borrower, provided that (i) such assignment shall not conflict with or violate any law, rule or regulation or order of any court or other governmental authority, (ii) the U.S. Borrower shall have received the written consent of the Administrative Agent, which consent shall not be unreasonably withheld, to such assignment, (iii) the U.S. Borrower shall have paid to the Affected Lender all monies (together with amounts due such Affected Lender under Section 1.11 hereof as if the Loans owing to it were prepaid rather than assigned) other than such principal, interest, and fees accrued and owing to it hereunder, and (iv) the assignment is entered into in accordance with the other requirements of Section 12.12 hereof.

         SECTION 3. THE COLLATERAL AND GUARANTIES.

         Section 3.1. Collateral. Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability. All of the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability of the U.S. Borrower and the Guarantors shall be secured by (a) valid, perfected and enforceable Liens on all right, title, and interest of the U.S. Borrower and its Domestic Subsidiaries in all capital stock and other equity interests held by such Person in each of its Domestic Subsidiaries, whether now owned or hereafter formed or acquired, and all proceeds thereof, (b) valid, perfected and enforceable Liens on all right, title, and interest of the U.S. Borrower and its Domestic Subsidiaries in 65% of the capital stock and other equity interests held by such Person in Penford Holdings, whether now owned or hereafter formed or acquired, and all proceeds thereof, and (c) valid, perfected, and enforceable Liens on all right, title, and interest of the U.S. Borrower and its Domestic Subsidiaries in all personal property, fixtures, and real estate, whether now owned or hereafter acquired or arising, and all proceeds thereof; provided, however, that: (i) until a Default or Event of Default has occurred and is continuing and thereafter until otherwise required by the Administrative Agent or the Required Lenders, Liens on local petty cash deposit accounts maintained by the U.S. Borrower and its Domestic Subsidiaries in proximity to their operations need not be perfected provided that the total amount on deposit at any one time not so perfected shall not exceed $500,000 in the aggregate and Liens on payroll accounts maintained by the U.S. Borrower and its Domestic Subsidiaries need not be perfected provided the total amount on deposit at any time does not exceed the current amount of their payroll obligations, (ii) until an Event of Default has occurred and is continuing and thereafter until otherwise required by the Administrative Agent or the Required Lenders, Liens on vehicles of the U.S. Borrower and its Domestic Subsidiaries which are subject to a certificate of title law need not be perfected provided that the total value of such property at any one time not so perfected shall not exceed $500,000 in the aggregate, and (iii) until an Event of Default has occurred and is continuing and thereafter until otherwise required by the Administrative Agent or the Required Lenders, Liens need not be granted or perfected on (A) Property of the U.S. Borrower and its Domestic Subsidiaries (other than Property which is being pledged pursuant to the U.S. Security Agreement) located outside of the United States of America or Property as to which the grant or perfection of a Lien thereon would not be governed by the laws of the United States of America or any State thereof, provided that the aggregate net book value of such Property at any one time not so encumbered does not exceed $500,000 in the aggregate and (B) goods in transit outside of the United States of America in the ordinary course of business. The Borrowers and the Guarantors acknowledge and agree that each Lien on the Collateral shall be granted by the U.S. Borrower and its Domestic Subsidiaries to the Administrative Agent for the benefit of the holder of the Obligations, the Hedging Liability, and the Funds Transfer and Deposit Account Liability and shall be a valid and perfected first priority Lien subject only to Liens permitted by Section 7.8 hereof, in each case pursuant to one or more Collateral Documents from such Persons, each in form and substance satisfactory to the Administrative Agent.

         Section 3.2. Liens on Real Property. (a) In the event that the U.S. Borrower or any Domestic Subsidiary own or hereafter acquire any real property, the U.S. Borrower shall, or shall cause such Domestic Subsidiary to, execute and deliver to the Administrative Agent (or a security trustee therefor) a mortgage or deed of trust acceptable in form and substance to the Administrative Agent for the purpose of granting to the Administrative Agent a Lien on such real property to secure the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability, shall pay all taxes, costs, and expenses incurred by the Administrative Agent in recording such mortgage or deed of trust, and shall supply to the Administrative Agent at the U.S. Borrower's cost and expense a survey, environmental report, hazard insurance policy, appraisal report, and a mortgagee's policy of title insurance from a title insurer acceptable to the Administrative Agent insuring the validity of such mortgage or deed of trust and its status as a first Lien (subject to Liens permitted by this Agreement) on the real property encumbered thereby and such other instrument, documents, certificates, and opinions reasonably required by the Administrative Agent in connection therewith.

         (b) In the event that any Australian Borrower or any of its Subsidiaries own or hereafter acquire any real property, such Australian Borrower shall, or shall cause such Subsidiary to, execute and deliver to the Australian Lender (or a security trustee therefor) a mortgage or deed of trust acceptable in form and substance to the Australian Lender for the purpose of granting to the Australian Lender (or a security trustee therefor) a Lien on such real property to secure the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability of the Australian Borrowers and their Subsidiaries, shall pay all taxes, duties, costs, and expenses incurred by the Australian Lender (or a security trustee therefor) in recording, stamping and registering such mortgage or deed of trust, and shall supply to the Australian Lender at such Australian Borrower's cost and expense a survey, environmental report, hazard insurance policy, appraisal report, and a mortgagee's policy of title insurance from a title insurer acceptable to the Australian Lender insuring the validity of such mortgage or deed of trust and its status as a first Lien (subject to Liens permitted by this Agreement) on the real property encumbered thereby and such other instrument, documents, certificates, and opinions reasonably required by the Australian Lender in connection therewith.

         Section 3.3. Guaranties. The payment and performance of (a) the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability of the U.S. Borrower and its Domestic Subsidiaries shall at all times be guaranteed by each direct and indirect Domestic Subsidiary of the U.S. Borrower, and (b) the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability of the Australian Borrowers and their Subsidiaries shall at all times be guaranteed by (i) the U.S. Borrower, each direct and indirect Domestic Subsidiary of the U.S. Borrower, in each case pursuant to Section 11 hereof or pursuant to one or more guaranty agreements in form and substance acceptable to the Administrative Agent, as the same may be amended, modified or supplemented from time to time (individually a "Guaranty" and collectively the "Guaranties"), and (ii) by Penford New Zealand Limited pursuant to the New Zealand Securities.

         Section 3.4. Further Assurances. (a) Each Borrower agrees that it shall, and shall cause each Subsidiary to, from time to time at the request of the Administrative Agent or the Required Lenders, execute and deliver such documents and do such acts and things as the Administrative Agent or the Required Lenders may reasonably request in order to provide for or perfect or protect such Liens on the Collateral to be provided by it.

         (b) In the event the U.S. Borrower or any of its Domestic Subsidiaries form or acquire any other Domestic Subsidiary after the date hereof, unless the Required Lenders otherwise agree, the U.S. Borrower shall (A) cause such Domestic Subsidiary to execute such Collateral Documents and deliver such other instruments, documents, certificates and opinions as the Administrative Agent may reasonably request, (B) cause such Domestic Subsidiary to execute a Guaranty and (C) cause such Domestic Subsidiary to deliver documentation similar to that described in Section 7.2(a) and Section 7.2(c) relating to the authorization for, execution and delivery of, and validity of such Domestic Subsidiary's obligations under the Loan Documents to which it is a party in form and substance satisfactory to the Required Lenders, in each case to the extent contemplated under Sections 3.1 and 3.2 hereof had such newly-formed or acquired Subsidiary existed as of the Closing Date.

         (c) In the event any Australian Borrower or any of its Subsidiaries form or acquire any other Subsidiary after the date hereof, unless the Required Lenders otherwise agree, such Australian Borrower shall (A) cause such Subsidiary to execute such Collateral Documents and deliver such other instruments, documents, certificates and opinions as the Administrative Agent may reasonably request, (B) cause such Subsidiary to execute a Guaranty of the Australian Borrowers' Obligations and (C) cause such Subsidiary to deliver documentation similar to that described in Section 7.2(a) and Section 7.2(c) relating to the authorization for, execution and delivery of, and validity of such Subsidiary's obligations under the Loan Documents to which it is a party in form and substance satisfactory to the Required Lenders, in each case to the extent contemplated under Sections 3.1 and 3.2 hereof had such newly-formed or acquired Subsidiary existed as of the Closing Date.

SECTION 4. DEFINITIONS; INTERPRETATION.

         Section 4.1. Definitions. The following terms when used herein shall have the following meanings:

         "Acquired Business" means the entity or assets acquired by a Borrower or a Subsidiary in an Acquisition, whether before or after the date hereof.

         "Acquisition" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person (other than a Person that is a Subsidiary), or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the applicable Borrower or the applicable Subsidiary is the surviving entity.

         "Adjusted LIBOR" means, for any Borrowing of Eurodollar Loans, a rate per annum determined in accordance with the following formula:

                  Adjusted LIBOR  =               LIBOR
                                     ---------------------------------
                                     1 - Eurodollar Reserve Percentage

         "Administrative Agent" means Harris Trust and Savings Bank and any successor pursuant to Section 10.7 hereof.

         "Administrative Agent's Quoted Rate" is defined in Section 1.12(c) hereof.

         "Affiliate" means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, another Person. A Person shall be deemed to control another Person for the purposes of this definition if such Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the other Person, whether through the ownership of voting securities, common directors, trustees or officers, by contract or otherwise; provided that, in any event for purposes of this definition, any Person that owns, directly or indirectly, 5% or more of the securities having the ordinary voting power for the election of directors or governing body of a corporation or 5% or more of the partnership or other ownership interest of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person.

         "Agreement" means this Credit Agreement, as the same may be amended, modified, restated or supplemented from time to time pursuant to the terms hereof.

         "Applicable Margin" means, with respect to Loans, Reimbursement Obligations, and the commitment fees and letter of credit fees payable under
Section 2.1 hereof until the first Pricing Date, the rates per annum shown opposite Level III below and thereafter from one Pricing Date to the next the Applicable Margin means the rates per annum determined in accordance with the following schedule:

                                                   APPLICABLE
                                APPLICABLE         MARGIN FOR
                              MARGIN FOR BASE      EURODOLLAR
                             RATE LOANS UNDER      LOANS UNDER
                                 REVOLVING          REVOLVING
                             CREDITS AND TERM      CREDITS AND
           TOTAL FUNDED         CREDITS AND       TERM CREDITS      APPLICABLE
          DEBT RATIO FOR       REIMBURSEMENT      AND LETTER OF     MARGIN FOR
           SUCH PRICING      OBLIGATIONS SHALL     CREDIT FEES      COMMITMENT
LEVEL          DATE                 BE:             SHALL BE:      FEES SHALL BE:
  IV     Greater than 3.0          1.00%              2.50%            0.50%
         to 1.0

 III     Less than or              0.75%              2.25%            0.50%
         equal to 3.0 to
         1.0, but greater
         than 2.5 to 1.0

  II     Less than or              0.50%              2.00%            0.40%
         equal to 2.5 to
         1.0, but greater
         than 2.0 to 1.0

   I     Less than or              0.25%              1.75%            0.40%
         equal to 2.0 to
         1.0

For purposes hereof, the term "Pricing Date" means, for any fiscal quarter of the U.S. Borrower ending on or after November 30, 2003, the date on which the Administrative Agent is in receipt of the U.S. Borrower's most recent financial statements (and, in the case of the year-end financial statements, audit report) for the fiscal quarter then ended, pursuant to

Section 7.5 hereof. The Applicable Margin shall be established based on the Total Funded Debt Ratio for the most recently completed fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If the U.S. Borrower has not delivered their financial statements by the date such financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under
Section 7.5 hereof, until such financial statements and audit report are delivered, the Applicable Margin shall be the highest Applicable Margin (i.e., the Total Funded Debt Ratio shall be deemed to be greater than 3.0 to 1.0). If the U.S. Borrower subsequently delivers such financial statements before the next Pricing Date, the Applicable Margin established by such late delivered financial statements shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the fiscal quarter covered by such financial statements until the next Pricing Date. Each determination of the Applicable Margin made by the Administrative Agent in accordance with the foregoing shall be conclusive and binding on the U.S. Borrower and the Lenders if reasonably determined.

         "Application" is defined in Section 1.3(b) hereof.

         "Australian Amendatory Documents" means the Deed of Amendment (Debenture Trust Deed) and the Deed of Amendment (Syndicated Facility Agreement).

         "Australian Borrower" and "Australian Borrowers" are defined in the introductory paragraph of this Agreement.

         "Australian Collateral Documents" means (i) the Debenture Trust Collateral Documents, (ii) the Security Trust Collateral Documents, and any further assurance provided under any of the foregoing, Section 3.4 of this Agreement or an Australian Credit Agreement.

         "Australian Credit Agreements" means any of (a) the Debenture Trust Deed, (b) the Subscription Agreement, (c) any debentures issued under the Debenture Trust Deed pursuant to the Subscription Agreement, (d) the Letters of Offer and (e) the Syndicated Facility Agreement, as the context requires and as the same may be amended, modified, supplemented, replaced or restated from time to time, and "Australian Credit Agreements" refers to all of them.

         "Australian Dollars" or "AUS $" means the lawful currency of the Commonwealth of Australia.

         "Australian Dollar Equivalent" means with respect to amounts in U.S. Dollars, the amount of Australian Dollars which would be realized by converting U.S. Dollars into Australian Dollars in the spot market at the exchange rate quoted by the Administrative Agent, at approximately 11:00 a.m. (London time) two Business Days prior to the date on which a computation thereof is required to be made, to major banks in the interbank foreign exchange market for the purchase of Australian Dollars for U.S. Dollars.

         "Australian Lender" means Australia and New Zealand Banking Group Limited and each other "Debenture Holder" under the Debenture Trust Deed and each other "Participant" under the Syndicated Facility Agreement as therein defined.

         "Australian Loan Documents" means the Australian Credit Agreements, the Australian Amendatory Documents and the Australian Collateral Documents.

         "Australian Reimbursement Obligations" means, with respect to any Australian Borrower, such Australian Borrower's obligations to reimburse the Australian Lender for any acceptance issued or overdraft created pursuant to the Syndicated Facility Agreement.

         "Australian Term Loan" means the loan made to Penford Holdings by the Australian Lender, on the terms of the Debenture Trust Deed, through its subscription for one or more debentures pursuant to the Subscription Agreement.

         "Authorized Representative" means in relation to the Borrowers those persons shown on the list of officers provided by each Borrower, pursuant to
Section 6.2 hereof or on any update of any such list provided by each Borrower to the Administrative Agent, or any further or different officers of each Borrower so named by any Authorized Representative of such Borrower in a written notice to the Administrative Agent.

         "Base Rate" means with respect to Credit extended in U.S. Dollars, for any day the greater of: (i) the rate of interest announced or otherwise established by the Administrative Agent from time to time as its prime commercial rate as in effect on such day, with any change in the Base Rate resulting from a change in said prime commercial rate to be effective as of the date of the relevant change in said prime commercial rate (it being acknowledged and agreed that such rate may not be the Administrative Agent's best or lowest rate) and (ii) the sum of (x) the rate determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the rates per annum quoted to the Administrative Agent at approximately 10:00 a.m. (Chicago time) (or as soon thereafter as is practicable) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) by two or more Federal funds brokers selected by the Administrative Agent for sale to the Administrative Agent at face value of Federal funds in the secondary market in an amount equal or comparable to the principal amount owed to the Administrative Agent for which such rate is being determined, plus (y) 1/2 of 1%.

         "Base Rate Loan" means a Loan bearing interest at a rate specified in
Section 1.4(a) hereof.

         "Borrower" means the U.S. Borrower and, for purposes of Sections 4, 5, 6, 7, 8 and 11 hereof, each Australian Borrower.

         "Borrowing" means the total of Loans of a single type advanced, continued for an additional Interest Period, or converted from a different type into such type by the applicable Lenders under a Credit on a single date and, in the case of Eurodollar Loans, for a single Interest Period. Borrowings of Loans are made and maintained ratably from each of the Lenders under a

Credit according to their Percentages of such Credit. A Borrowing is "advanced" on the day the Lenders advance funds comprising such Borrowing to the U.S. Borrower, is "continued" on the date a new Interest Period for the same type of Loans commences for such Borrowing, and is "converted" when such Borrowing is changed from one type of Loans to the other, all as requested by the U.S. Borrower pursuant to Section 1.6(a) hereof. Borrowings of U.S. Swing Loans are made by the Administrative Agent in accordance with the procedures set forth in
Section 1.12 hereof.

         "Business Day" means (a) if the applicable Business Day relates to the borrowing or payment of a Loan or Reimbursement Obligation denominated in U.S. Dollars or is addressed to the Administrative Agent, any day (other than a Saturday or Sunday) on which banks are not authorized or required to close in Chicago, Illinois or Englewood, Colorado, and, if the applicable Business Day relates to the advance or continuation of, or conversion into, or payment of a Eurodollar Loan, on which banks are dealing in U.S. Dollar deposits in the interbank eurodollar market in London, England and Nassau, Bahamas, and (b) if the applicable Business Day relates to the borrowing or payment of any indebtedness or Australian Reimbursement Obligation denominated in Australian Dollars or is addressed to the Australian Lender, any "Business Day" as defined in the Debenture Trust Deed.

         "Capital Expenditures" means, with respect to any Person for any period, the aggregate amount of all expenditures (whether paid in cash or accrued as a liability) by such Person during that period for the acquisition or leasing (pursuant to a Capital Lease) of fixed or capital assets or additions to property, plant, or equipment (including replacements, capitalized repairs, and improvements) which should be capitalized on the balance sheet of such Person in accordance with GAAP.

         "Capital Lease" means any lease of Property, which in accordance with GAAP is required to be capitalized on the balance sheet of the lessee.

         "Capitalized Lease Obligation" means, for any Person, the amount of the liability shown on the balance sheet of such Person in respect of a Capital Lease determined in accordance with GAAP.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. Sections 9601 et seq., and any future amendments.

         "Change of Control" means any of (a) the acquisition by an "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) at any time of beneficial ownership of 40% or more of the outstanding capital stock or other equity interest of the Borrowers on a fully-diluted basis, (b) the failure of individuals who are members of the board of directors (or similar governing body) of the Borrowers on the Closing Date (together with any new or replacement directors whose initial nomination for election was approved by a majority of the directors who were either directors on the Closing Date or previously so approved) to constitute a majority of the board of directors (or similar governing body) of the Borrowers, or (c) any "Change of Control" (or words of like import), as defined in any agreement or indenture relating to any issue of Indebtedness for Borrowed Money of any Borrower or any Subsidiary shall occur.

         "Closing Date" means the date of this Agreement or such later Business Day upon which each condition described in Section 6.2 shall be satisfied or waived in a manner acceptable to the Administrative Agent in its discretion.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto.

         "Collateral" means (i) with respect to the Obligations denominated in U.S. Dollars, all properties, rights, interests, and privileges from time to time subject to the Liens granted to the Administrative Agent, or any security trustee therefor, by the Collateral Documents to secure such Obligations and
(ii) with respect to the indebtedness, liabilities and obligations of the Australian Borrowers and their Subsidiaries under the Australian Loan Documents, all properties, rights, interests, and privileges from time to time subject to the Liens granted to the Australian Lender, or any security trustee therefor, by the Australian Collateral Documents or the Liens granted to the Administrative Agent, or any security trustee therefor, by the Collateral Documents, to secure such indebtedness, liabilities and obligations.

         "Collateral Account" is defined in Section 8.4 hereof.

         "Collateral Documents" means the Mortgages, the Australian Collateral Documents, the U.S. Security Agreement, the U.S. Memorandum of Deposit and all other mortgages, deeds of trust, security agreements, pledge agreements, assignments, financing statements and other documents as shall from time to time secure or relate to the Obligations, the Hedging Liability, and the Funds Transfer and Deposit Account Liability or any part thereof.

         "Commitments" means the U.S. Revolving Credit Commitments and the U.S. Term Loan Commitments.

         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with any of the Borrowers, are treated as a single employer under Section 414 of the Code.

         "Controller" has the meaning it has in the Corporations Act.

         "Corporations Act" means the Corporations Act 2001 of the Commonwealth of Australia

         "Credit" means any of the U.S. Revolving Credit, the U.S. Swing Line or the U.S. Term Credit.

         "Credit Event" means the advancing of any Loan, the continuation of or conversion into a Eurodollar Loan, the issuance of, or extension of the expiration date or increase in the amount of, any U.S. Letter of Credit, the creation of overdraft or the acceptance and issuance of any bill pursuant to the Syndicated Facility Agreement or the issuance of any debentures pursuant to the Debenture Trust Deed.

         "Damages" means all damages including, without limitation, punitive damages, liabilities, costs, expenses, losses, diminutions in value, fines, penalties, demands, claims, cost recovery actions, lawsuits, administrative proceedings, orders, response action, removal and remedial costs, compliance costs, investigation expenses, consultant fees, attorneys' and paralegals' fees and litigation expenses.

         "Debenture Trust Collateral Documents" means, as the same may be amended, restated, supplemented, modified or replaced from time to time, (i) the Penford Debenture Trust Guarantee and Indemnity dated 15 November 2000 from Penford Australia Limited on account of Penford Holdings in favour of ANZ Capel Court Limited, (ii) the Penford Debenture Trust Fixed and Floating Charge dated 15 November 2000 granted by Penford Holdings in favour of ANZ Capel Court Limited over its present and future assets in New South Wales and Victoria,
(iii) the Penford Debenture Trust Future Asset Charge dated 15 November 2000 granted by Penford Holdings in favour of ANZ Capel Court Limited over its future assets outside New South Wales and Victoria and over its present assets in the Australian Capital Territory and the Northern Territory, (iv) the Penford Debenture Trust Fixed and Floating Charge dated 15 November 2000 granted by Penford Australia Limited in favour of ANZ Capel Court Limited over its present and future assets in New South Wales and Victoria, (v) the Penford Debenture Trust Fixed and Floating Charge dated 15 November 2000 granted by Penford Australia Limited in favour of ANZ Capel Court Limited over its present assets outside New South Wales and Victoria limited to $3,000,000, (vi) the Penford Debenture Trust Future Asset Charge dated 15 November 2000 granted by Penford Australia Limited in favour of ANZ Capel Court Limited over its future assets outside New South Wales and Victoria and over its present assets in the Australian Capital Territory and the Northern Territory, (vii) the Debenture Trust Mortgages, (viii) the New Zealand Securities, (ix) the Second Deed of Guarantee and Indemnity and (x) the Second Australian Memorandum of Deposit.

         "Debenture Trust Deed" means the deed so entitled dated 15 November 2000 between Penford Holdings as "Issuer" and ANZ Capel Court Limited as "Trustee", as amended by deeds of variation dated 22 June 2001 and 22 August 2001 and the Deed of Amendment (Debenture Trust Deed), and as the same may be amended, restated, supplemented, modified or replaced from time to time.

         "Debenture Trust Mortgages" means (i) the Penford Debenture Trust New South Wales Real Property Act Mortgage between Penford Australia Limited and ANZ Capel Court Limited over Certificate of Title Folio Identifiers 11/777128, 1/712114, Volume 5824 Folio 13, A/371305, B/371305, 1/881132, 3/873641,
42/719840, 34/826572 and 35/826572, (ii) the Penford Debenture Trust New South Wales Real Property Act Mortgage between Penford Australia Limited and ANZ Capel Court Limited over Certificate of Title Folio Identifiers 5/999939, 6/999939, 37/826572, 36/826572, 1/196504, 1/161043, A/164721, 2/162236, 3/162236, 4/607266
and Volume 6605 Folio 139 and (iii) the Penford Debenture Trust New South Wales Old System Mortgage between Penford Australia Limited and ANZ Capel Court

Limited over Book 3834 No 598, Book 3834 No 603, Book 3834 No 599 and Book 3834 No 597.

         "Deed of Amendment (Debenture Trust Deed)" means the deed so entitled dated on or about the date of this Agreement between Penford Holdings as "Issuer", ANZ Capel Court Limited as "Trustee", Australia and New Zealand Banking Group Limited as "Agent", "Administrative Lender" and "Debenture Holder" and Penford Australia Limited and Penford New Zealand Limited as "Consent Parties".

         "Deed of Amendment (Syndicated Facility Agreement)" means the deed so entitled dated on or about the date of this Agreement between Penford Australia Limited as "Borrower", ANZ Capel Court Limited as "Security Trustee", Australia and New Zealand Banking Group Limited as "Agent", "Administrative Lender" and "Participant" and Penford Holdings and Penford New Zealand Limited as "Consent Parties".

         "Default" means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or any combination of the foregoing, constitute an Event of Default.

         "Disposition" means the sale, lease, conveyance or other disposition of Property, other than sales or other dispositions expressly permitted under
Section 7.10 hereof.

         "Domestic Subsidiary" means each Subsidiary of the U.S. Borrower which is organized under the laws of the United States of America or any State thereof.

         "EBITDA" means, with reference to any period, Net Income for such period plus the sum of all amounts deducted in arriving at such Net Income amount in respect of (a) Interest Expense for such period, (b) federal, state, and local income taxes for such period, and (c) depreciation of fixed assets and amortization of intangible assets for such period, plus (minus) any non-cash losses (gains) but only to the extent such losses (gains) have not become a cash loss (or gain).

         "Eligible Line of Business" means any business engaged in as of the date of this Agreement by the Borrowers or any of their Subsidiaries or any substantially similar business engaged in after the date of this Agreement.

         "Environmental Claim" means any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding or claim (whether administrative, judicial or private in nature) arising (a) pursuant to, or in connection with an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Material, (c) from any abatement, removal, remedial, corrective or response action in connection with a Hazardous Material, Environmental Law or order of a governmental authority or (d) from any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

         "Environmental Law" means any current or future Legal Requirement pertaining to (a) the protection of health, safety and the indoor or outdoor environment, (b) the conservation, management or use of natural resources and wildlife, (c) the protection or use of surface water or groundwater, (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material or (e) pollution (including any Release to air, land, surface water or groundwater), and any amendment, rule, regulation, order or directive issued thereunder.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto.

         "Eurodollar Loan" means a Loan bearing interest at the rate specified in Section 1.4(b) hereof.

         "Eurodollar Reserve Percentage" means, with respect to Credit extended in U.S. Dollars for any Borrowing of Eurodollar Loans, the daily average for the applicable Interest Period of the maximum rate, expressed as a decimal, at which reserves (including, without limitation, any supplemental, marginal, and emergency reserves) are imposed during such Interest Period by the Board of Governors of the Federal Reserve System (or any successor) on "eurocurrency liabilities," as defined in such Board's Regulation D (or in respect of any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Loans is determined or any category of extensions of credit or other assets that include loans by non-United States offices of any U.S. Lender to United States residents), subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto, and for purposes of this definition, the Eurodollar Loans shall be deemed to be "eurocurrency liabilities" as defined in Regulation D without benefit or credit for any prorations, exemptions or offsets under Regulation D.

         "Event of Default" means any event or condition identified as such in
Section 8.1 hereof.

         "Event of Loss" means, with respect to any Property, any of the following: (a) any loss, destruction or damage of such Property or (b) any condemnation, seizure, or taking, by exercise of the power of eminent domain or otherwise, of such Property, or confiscation of such Property or the requisition of the use of such Property.

         "Excess Cash Flow" means, with respect to any period, the amount (if any) by which (a) EBITDA during such period exceeds (b) the sum of (i) Interest Expense for such period paid in cash, (ii) all federal, state and local income taxes paid or payable by the U.S. Borrower and its Subsidiaries in cash during such period, plus (iii) the aggregate amount of payments required to be made by the U.S. Borrower and its Subsidiaries in cash during such period in respect of all principal on all Indebtedness for Borrowed Money (whether at maturity, as a result of mandatory sinking fund redemption, mandatory prepayment, acceleration or otherwise, but excluding payments made on the Revolving Credit and prepayments of the U.S. Term Loans and the Australian Term Loans made out of Excess Cash Flow), (iv) all Restricted Payments made by the U.S. Borrower during such period in cash, plus (v) the aggregate amount of Capital Expenditures incurred by the U.S. Borrower and its Subsidiaries during such period, plus (minus) (vi) additions (reductions) to non-cash working capital of the U.S. Borrower and its Subsidiaries for such period.

         "Federal Funds Rate" means the fluctuating interest rate per annum described in part (x) of clause (ii) of the definition of Base Rate.

         "First Australian Memorandum of Deposit" means the deed so entitled dated on or about the date of this Agreement between the U.S. Borrower and ANZ Capel Court Limited in its capacity as "Security Trustee" under the Security Trust Deed.

         "First Deed of Guarantee and Indemnity" means the deed poll so entitled dated on or about the date of this Agreement by the U.S. Borrower and its Domestic Subsidiaries.

         "Fixed Charges" means, with reference to any period, the sum of (a) all scheduled payments of principal to be made during the twelve month period following such period with respect to Indebtedness for Borrowed Money of the U.S. Borrower and its Subsidiaries, plus (b) Interest Expense paid in cash for such period, plus (c) all Restricted Payments made by the U.S. Borrower during such period in cash, plus (d) federal, state, and local income taxes paid or payable by the U.S. Borrower and its Subsidiaries in cash during such period.

         "Foreign Subsidiary" means each Subsidiary of the U.S. Borrower which
(a) is organized under the laws of a jurisdiction other than the United States of America or any state thereof, (b) conducts substantially all of its business outside of the United States of America, and (c) has substantially all of its assets outside of the United States of America.

         "Funds Transfer and Deposit Account Liability" means the liability of the Borrowers or any of their Subsidiaries owing to any of the Lenders, or any Affiliates of such Lenders, arising out of (a) the execution or processing of electronic transfers of funds by automatic clearing house transfer, wire transfer or otherwise to or from the deposit accounts of the Borrowers and/or any Subsidiary now or hereafter maintained with any of the Lenders or their Affiliates, (b) the acceptance for deposit or the honoring for payment of any check, draft or other item with respect to any such deposit accounts, and (c) any other deposit, disbursement, and cash management services afforded to the Borrowers or any such Subsidiary by any of such Lenders or their Affiliates.

         "GAAP" means (a) in relation to the U.S. Borrower or any Subsidiary thereof, generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination, and (b) in relation to any Australian Borrower and any Subsidiary thereof, generally accepted accounting principles, standards and practices in the jurisdiction of incorporation of that Borrower or Subsidiary.

         "Guarantor" and "Guarantors" each is defined in Section 11.1 hereof.

         "Guaranty" and "Guaranties" each is defined in Section 3.3 hereof.

         "Hazardous Material" means any substance, chemical, compound, product, solid, gas, liquid, waste, byproduct, pollutant, contaminant or material which is hazardous or toxic, and includes, without limitation, (a) asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction thereof) and (b) any material classified or regulated as "hazardous" or "toxic" or words of like import pursuant to an Environmental Law.

         "Hazardous Material Activity" means any activity, event or occurrence involving a Hazardous Material, including, without limitation, the manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation, handling of or corrective or response action to any Hazardous Material.

         "Hedging Liability" means the liability of any of the Borrowers or any Subsidiary to any of the Lenders, or any Affiliates of such Lenders, in respect of any interest rate, foreign currency, and/or commodity swap, exchange, cap, collar, floor, forward, future or option agreement, or any other similar interest rate, currency or commodity hedging arrangement, as any such Borrower or such Subsidiary, as the case may be, may from time to time enter into with any one or more of the Lenders party to this Agreement or their Affiliates.

         "Hostile Acquisition" means the acquisition of the capital stock or other equity interests of a Person through a tender offer or similar solicitation of the owners of such capital stock or other equity interests which has not been approved (prior to the consummation of such acquisition) by resolutions of the Board of Directors of such Person or by similar action if such Person is not a corporation, and as to which such approval has not been withdrawn.

         "Indebtedness for Borrowed Money" means for any Person (without duplication) (a) all indebtedness of such Person for borrowed money, whether current or funded, or secured or unsecured, (b) all indebtedness for the deferred purchase price of Property or services, (c) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or Lender under such agreement in the event of a default are limited to repossession or sale of such Property), (d) all indebtedness secured by a purchase money mortgage or other Lien to secure all or part of the purchase price of Property subject to such mortgage or Lien, (e) all obligations under leases which shall have been or must be, in accordance with GAAP, recorded as Capital Leases in respect of which such Person is liable as lessee, (f) any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution, (g) such Person's net mark-to-market exposure under all agreements of such person evidencing Hedging Liability, (h) any indebtedness, whether or not assumed, secured by Liens on Property acquired by such Person at the time of acquisition thereof, (i) any shares which are expressed to be redeemable and (j) any liability in respect of any guarantee or indemnity for any of the items referred to above; it being understood that the term "Indebtedness for Borrowed Money" shall not include trade payables arising in the ordinary course of business.

         "Intercompany Indebtedness" is defined in Section 7.7 hereof.

         "Intercreditor Agreement" means the Intercreditor Agreement dated as of October 7, 2003, among the Administrative Agent, the Lenders, the Australian Lender and the Australian Trustee, as the same may be supplemented, amended, restated and otherwise modified from time to time.

         "Interest Expense" means, with reference to any period, the sum of all interest charges (including imputed interest charges with respect to Capitalized Lease Obligations and all amortization of debt discount and expense) of the U.S. Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

         "Interest Period" is defined in Section 1.7 hereof.

         "Legal Requirement" means any treaty, convention, statute, law, regulation, ordinance, license, permit, governmental approval, injunction, judgment, order, consent decree or other requirement of any governmental authority, whether federal, state, or local.

         "Lenders" means and includes the U.S. Lenders and for purposes of the definitions of the terms "Funds Transfer and Deposit Account Liability", "Hedging Liability", "Material Adverse Effect" and "Required Lenders" contained in this Section 4.1, and Sections 2.2(b), 5, 6, 7, 8, 10, 11 and 12 hereof (other than Sections 12.1, 12.11 and 12.12 hereof), the Australian Lender.

         "Lending Office" is defined in Section 9.4 hereof.

         "Letters of Offer" means, that certain Letter of Offer issued to Penford Australia Limited A.B.N. 48 003 780 229, dated 2 November 2000, by Australia and New Zealand Banking Group Limited ABN 11 005 357 522.

         "LIBOR" means, with respect to Credit extended in U.S. Dollars for an Interest Period for a Borrowing of Eurodollar Loans, (a) the LIBOR Index Rate for such Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined, the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which deposits in U.S. Dollars in immediately available funds are offered to the Administrative Agent at 11:00 a.m. (London, England time) two (2) Business Days before the beginning of such Interest Period by three (3) or more major banks in the interbank eurodollar market selected by the Administrative Agent for delivery on the first day of and for a period equal to such Interest Period and in an amount equal or comparable to the principal amount of the Eurodollar Loan scheduled to be made by the Administrative Agent as part of such Borrowing.

         "LIBOR Index Rate" means, with respect to Credit extended in U.S. Dollars for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a period equal to such Interest Period, which appears on the Telerate Page 3750 (or any replacement page therefore) as of 11:00 a.m. (London, England time) on the day two (2) Business Days before the commencement of such Interest Period.

         "Lien" means any mortgage, lien, security interest, pledge, charge or encumbrance of any kind in respect of any Property, including the interests of a vendor or lessor under any conditional sale, Capital Lease or other title retention arrangement.

         "Loan" means any U.S. Revolving Loan, U.S. Swing Loan or U.S. Term Loan, whether outstanding as a Base Rate Loan or Eurodollar Loan or otherwise, each of which is a "type" of Loan hereunder, and for purposes of the definition of the term "Required Lenders" contained in Section 4.1, and Sections 2.2(d), 5.4, 6, and 8 hereof, a loan issued pursuant to the Australian Credit Agreements.

         "Loan Documents" means this Agreement, the Notes, the Applications, the Collateral Documents, the Guaranties, the Australian Loan Documents, and each other instrument or document to be delivered hereunder or thereunder or otherwise in connection therewith.

         "Material Adverse Effect" means (a) a material adverse change in, or material adverse effect upon, the operations, business, Property, condition (financial or otherwise) or prospects of any Borrower or of the Borrowers and their Subsidiaries taken as a whole, (b) a material impairment of the ability of any Borrower or any Subsidiary to perform its material obligations under any Loan Document or (c) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against any Borrower or any Subsidiary of any Loan Document or the rights and remedies of the Administrative Agent, the Australian Agent, the Australian Trustee or and the Lenders thereunder or (ii) the perfection or priority of any Lien granted under any Collateral Document.

         "Material Australian Document" means any of (a) the Resistant Starch Deed dated 27 November 2002 between Penford Holdings Pty Limited (ABN 81 094 279
339), Penford Australia Limited (ABN 48 003 780 229), Goodman Fielder Ingredients Limited (ABN 11 000 147 580), Goodman Fielder Limited (ABN 44 000 003 958), Quality Bakers Australia Limited (ABN 45 004 205 449), The Uncle Tobys Company Limited (ABN 76 000 008 962), GF Group Services Pty Limited (ABN 22 003 889 962) and National Starch & Chemical Pty Limited (ABN 37 000 351 806), (b) the Hi-maize Access Deed dated 29 August 2000 between Penford Holdings, Penford Australia Limited, Quality Bakers Australia Limited and Goodman Fielder Limited
(c) the letter of offer dated 26 September 2000 by BNP Pacific (Australia) Limited to Penford Australia Limited, and (d) Manufacturing and Supply Agreement made as of November 2002 between National Starch & Chemical Pty Ltd. And Penford Australia Limited, as the same may be amended, modified, supplemented, replaced or restated from time to time, and "Material Australian Documents" refers to all of them.

         "Moody's" means Moody's Investors Service, Inc.

         "Mortgages" means, collectively, (x) each Mortgage and Security Agreement with Assignment of Rents, each Deed of Trust and Security Agreement with Assignment of Rents, each Leasehold Mortgage and Security Agreement with Assignment of Rents, and each Leasehold Deed of Trust and Security Agreement with Assignment of Rents between the U.S. Borrower or the relevant Domestic Subsidiary and the Administrative Agent relating to such Person's real property owned or leased, as applicable, as of the Closing Date and located in the states of Iowa, Colorado, Idaho, Washington and Wisconsin, (y) each mortgage granted pursuant to the Debenture Trust Mortgages, the Security Trust Mortgages and the New Zealand real property Mortgage from Penford New Zealand Limited (formerly known as Starch New Zealand Limited) over Certificates of Title 2116/96, 2116/97 and 29B/718 (North Auckland Registry) and (z) any other mortgages or deeds of trust delivered to the Administrative Agent pursuant to
Section 3.2 hereof or to the Australian Lender or a security trustee therefor pursuant to Section 3.2 hereof or any Australian Credit Agreement, as the same may be amended, modified, supplemented or restated from time to time.

         "Net Cash Proceeds" means, as applicable, (a) with respect to any Disposition by a Person, cash and cash equivalent proceeds received by or for such Person's account, net of (i) reasonable direct costs relating to such Disposition and (ii) sale, use or other transactional taxes paid or payable by such Person as a direct result of such Disposition, (b) with respect to any Event of Loss of a Person, cash and cash equivalent proceeds received by or for such Person's account (whether as a result of payments made under any applicable insurance policy therefor or in connection with condemnation proceedings or otherwise), net of reasonable direct costs incurred in connection with the collection of such proceeds, awards or other payments, but excluding in any event proceeds received under any business interruption insurance and any tax benefits (including tax credits and abatements) received in connection with any condemnation or seizure of Property for a governmental authority, and (c) with respect to any offering of equity securities of a Person or the issuance of any Indebtedness for Borrowed Money by a Person, cash and cash equivalent proceeds received by or for such Person's account, net of reasonable legal, underwriting, and other fees and expenses incurred as a direct result thereof.

         "Net Income" means, with reference to any period, the net income (or net loss) of the U.S. Borrower and its Subsidiaries for such period computed on a consolidated basis in accordance with GAAP; provided that there shall be excluded from Net Income (a) the net income (or net loss) of any Person accrued prior to the date it becomes a Subsidiary of, or has merged into or consolidated with, the U.S. Borrower or another Subsidiary, and (b) the net income (or net loss) of any Person (other than a Subsidiary) in which the U.S. Borrower or any of its Subsidiaries has an equity interest, except to the extent of the amount of dividends or other distributions actually paid to the U.S. Borrower or any of its Subsidiaries during such period.

         "Net Worth" means, for any Person and at any time the same is to be determined, total shareholder's equity (including capital stock, additional paid-in capital, and retained earnings after deducting treasury stock) which would appear on the balance sheet of such Person in accordance with GAAP.

         "New Zealand Securities" means (i) the Guarantee and Indemnity from Penford New Zealand Limited (formerly known as Starch New Zealand Limited) on account of Penford Holdings and Penford Australia Limited in favour of ANZ Capel Court Limited, (ii) the Fixed and Floating Charge dated 15 November 2000 granted by Penford New Zealand Limited (formerly known as Starch New Zealand Limited) in favour of ANZ Capel Court Limited over all its present and future assets and
(iii) the New Zealand real property Mortgage from Penford New Zealand Limited (formerly known as Starch New Zealand Limited) over Certificates of

Title 2116/96, 2116/97 and 29B/718 (North Auckland Registry), as the same may be amended, restated, supplemented, modified or replaced from time to time.

         "Non-Voting Equity" shall mean issued and outstanding shares of each class of capital stock or other ownership interest not entitled to vote (within the meaning of Treas. Reg., Section 1.956-2(c)(2).

         "Notes" means and includes the U.S. Revolving Notes, the U.S. Swing Note and the U.S. Term Notes.

         "NZ Dollar Equivalent" means with respect to amounts in U.S. Dollars, the amount of New Zealand Dollars which would be realized by converting U.S. Dollars into New Zealand Dollars in the spot market at the exchange rate quoted by the Administrative Agent, at approximately 11:00 a.m. (London time) two Business Days prior to the date on which a computation thereof is required to be made, to major banks in the interbank foreign exchange market for the purchase of New Zealand Dollars for U.S. Dollars.

         "NZ Subsidiary" is defined in Section 6.2(e) hereof.

         "Obligations" means all obligations of the U.S. Borrower to pay principal and interest on the Loans, all Reimbursement Obligations owing under the Applications, all fees and charges payable hereunder, and all other payment obligations of the Borrowers or any of their Subsidiaries arising under or in relation to any Loan Document, including, without limitation, all payment obligations and Australian Reimbursement Obligations with respect to all indebtedness, liabilities and obligations of the Australian Borrowers or any Subsidiary under the Australian Loan Documents, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired.

         "Overdraft Facility" has the meaning given to that term in the Syndicated Facility Agreement.

         "PBGC" means the Pension Benefit Guaranty Corporation or any Person succeeding to any or all of its functions under ERISA.

         "Penford Holdings" is defined in the introductory paragraph hereof.

         "Percentage" means for any Lender its U.S. Revolver Percentage or the U.S. Term Loan Percentage, as applicable.

         "Permitted Acquisition" means any Acquisition with respect to which all of the following conditions shall have been satisfied:

                  (a) the Acquired Business is in an Eligible Line of Business and has its primary operations within the United States of America, Australia, New Zealand or, with the prior written consent of the Administrative Agent, any other country acceptable to the Administrative Agent;

                  (b)      the Acquisition shall not be a Hostile Acquisition;

                  (c) the financial statements of the Acquired Business shall have been audited by one of the "Big Three" accounting firms or by another independent accounting firm of national or regional repute or otherwise reasonably satisfactory to the Administrative Agent, or if such financial statements have not been audited by such an accounting firm, (i) such financial statements shall have been approved by the Administrative Agent and (ii) the Acquired Business has undergone a successful so-called businessman's review by one of the "Big Three" accounting firms as part of the Borrowers' due diligence on the Acquisition;

                  (d) the Total Consideration for the Acquired Business, when taken together with the Total Consideration for all Acquired Businesses acquired during the immediately preceding 12-month period, does not exceed $50,000,000 (or the Australian Dollar Equivalent or NZ Dollar Equivalent) in the aggregate;

                  (e) the Borrowers shall have notified the Administrative Agent and Lenders not less than 30 days prior to any such Acquisition and furnished to the Administrative Agent and Lenders at such time reasonable details as to such Acquisition (including sources and uses of funds therefor), and 3-year historical financial information and 3-year pro forma financial forecasts of the Acquired Business on a stand alone basis as well as of the Borrowers on a consolidated basis after giving effect to the Acquisition and covenant compliance calculations reasonably satisfactory to the Administrative Agent;

                  (f) if a new Subsidiary is formed or acquired as a result of or in connection with the Acquisition, the U.S. Borrower shall have complied with the requirements of Section 3 hereof in connection therewith and, if applicable, the relevant Australian Borrower shall have complied with the terms and conditions of the Australian Loan Documents;

                  (g) after giving effect to the Acquisition, no Default or Event of Default shall exist, including with respect to the covenants contained in Section 7.22 on a pro forma basis; and

                  (h) after giving effect to the Acquisition, the amount of the Unused U.S. Revolving Credit Commitments shall be not less than $5,000,000.

         "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof.

         "Plan" means any employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code that either (a) is maintained by a member of the Controlled Group for employees of a member of the Controlled Group or (b) is maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

         "Premises" means the real property owned or leased by any Borrower or any Subsidiary, including without limitation the real property and improvements thereon owned by any Borrower or any Subsidiary subject to the Lien of the Mortgages or any other Collateral Documents.

         "Property" means, as to any Person, all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent balance sheet of such Person and its subsidiaries under GAAP.

         "RCRA" means the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. Sections 6901 et seq., and any future amendments.

         "Reimbursement Obligation" is defined in Section 1.3(c) hereof.

         "Related Body Corporate" of a body corporate (within the meaning of the Corporations Act) means a body corporate of the first body corporate under section 50 of the Corporations Act.

         "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migration, dumping, or disposing into the indoor or outdoor environment, including, without limitation, the abandonment or discarding of barrels, drums, containers, tanks or other receptacles containing or previously containing any Hazardous Material.

         "Required Lenders" means, as of the date of determination thereof, Lenders whose U.S. Dollar Equivalent amount of the outstanding Loans, interests in Letters of Credit, interests in any accepted (and unmatured) bills under the Syndicated Facility Agreement and overdrafts under the Overdraft Facility, unused commitments to extend credit to or for the account of any Australian Borrower under any Australian Credit Agreement and Unused U.S. Revolving Credit Commitments as of such date constitute more than 66-2/3% of the sum of the U.S. Dollar Equivalent of the total outstanding Loans, interests in Letters of Credit, unused commitments to extend credit to or for the account of any Australian Borrower under any Australian Credit Agreement and Unused U.S. Revolving Credit Commitments of the Lenders as of such date.

         "Restricted Payments" is defined in Section 7.12.

         "Revolving Credit Termination Date" means October 7, 2006, or such earlier date on which the U.S. Revolving Credit Commitments are terminated in whole pursuant to Section 2.3, 8.2 or 8.3 hereof.

         "S&P" means Standard & Poor's Ratings Services Group, a division of The McGraw-Hill Companies, Inc.

         "Scheme of Arrangement" has the meaning it has in the Corporations Act.

         "Second Australian Memorandum of Deposit" means the deed so entitled dated on or about the date of this Agreement between the U.S. Borrower and ANZ Capel Court Limited in its capacity as "Trustee" under the Debenture Trust Deed.

         "Second Deed of Guarantee and Indemnity" means the deed poll so entitled dated on or about the date of this Agreement by the U.S. Borrower and its Domestic Subsidiaries.

         "Security Trust Collateral Documents" means, as the same may be amended, restated, supplemented, modified or replaced from time to time, (i) the Penford Security Trust Guarantee and Indemnity dated 15 November 2000 from Penford Holdings on account of Penford Australia Limited in favour of ANZ Capel Court Limited, (ii) the Penford Security Trust Fixed and Floating Charge dated 15 November 2000 granted by Penford Australia Limited in favour of ANZ Capel Court Limited over all its present and future assets other than assets in the Australian Capital Territory and the Northern Territory, (iii) the Penford Security Trust Fixed and Floating Charge dated 15 November 2000 granted by Penford Australia Limited in favour of ANZ Capel Court Limited over all its present and future assets in the Australian Capital Territory and the Northern Territory, (iv) the Penford Security Trust Fixed and Floating Charge dated 15 November 2000 granted by Penford Holdings in favour of ANZ Capel Court Limited over all its present and future assets, (v) the Security Trust Mortgages, (vi) the New Zealand Securities, (vii) the First Deed of Guarantee and Indemnity and
(viii) the First Australian Memorandum of Deposit.

         "Security Trust Deed" means the deed so entitled dated 15 November 2000 between Penford Australia Limited as "Chargor" and ANZ Capel Court Limited as "Security Trustee".

         "Security Trust Mortgages" means, as the same may be amended, restated, supplemented, modified or replaced from time to time, (i) the Penford Security Trust New South Wales Real Property Act Mortgage between Penford Australia Limited and ANZ Capel Court Limited over Certificate of Title Folio Identifiers 11/777128, 1/712114, Volume 5824 Folio 13, A/371305, B/371305, 1/881132,
3/873641, 42/719840, 34/826572 and 35/826572, (ii) the Penford Security Trust
New South Wales Real Property Act Mortgage between Penford Australia Limited and ANZ Capel Court Limited over Certificate of Title Folio Identifiers 5/999939, 6/999939, 37/826572, 36/826572, 1/196504, 1/161043, A/164721, 2/162236,
3/162236, 4/607266 and Volume 6605 Folio 139 and (iii) the Penford Security Trust New South Wales Old System Mortgage between Penford Australia Limited and ANZ Capel Court Limited over Book 3834 No 598, Book 3834 No 603, Book 3834 No 599 and Book 3834 No 597.

         "Subordinated Debt" means Indebtedness for Borrowed Money owing to any Person on terms and conditions, and in such amounts, acceptable to the Administrative Agent and the Required Lenders and which is subordinated in right of payment to the prior payment in full of the Obligations pursuant to written subordination provisions approved in writing by the Administrative Agent and the Required Lenders.

         "Subscription Agreement" means the agreement so entitled dated on or about the date of this Agreement between Penford Holdings as "Issuer" and the Australian Lender as "Subscriber".

         "Subsidiary" means, as to any particular parent corporation or organization, any other corporation or organization more than 50% of the outstanding Voting Stock of which is at the time directly or indirectly owned by such parent corporation or organization or by any one or more other entities which are themselves subsidiaries of such parent corporation or organization. Unless otherwise expressly noted herein, the term "Subsidiary" means a Subsidiary of the applicable Borrower or of any of its direct or indirect Subsidiaries.

         "Syndicated Facility Agreement" means the agreement so entitled dated 15 November 2000 between Penford Australia Limited as "Borrower" and the Australian Lender as "Agent" and "Participant", as amended by deeds of variation dated 22 June 2001 and 22 August 2001 and the Deed of Amendment (Syndicated Facility Agreement) and, as the same may be amended, restated, supplemented, modified or replaced from time to time.

         "Telerate Page 3750" means the display designated as "Page 3750" on the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

         "Total Consideration" means the total amount (but without duplication) of (a) cash paid in connection with any Acquisition, plus (b) indebtedness payable to the seller in connection with such Acquisition, plus (c) the fair market value of any equity securities, including any warrants or options therefor, delivered in connection with any Acquisition, plus (d) the present value of covenants not to compete entered into in connection with such Acquisition or other future payments which are required to be made over a period of time and are not contingent upon the Borrowers or their Subsidiary meeting financial performance objectives (exclusive of salaries paid in the ordinary course of business) (discounted at the Base Rate), but only to the extent not included in clause (a), (b) or (c) above, plus (e) the amount of indebtedness assumed in connection with such Acquisition.

         "Total Funded Debt" means, at any time the same is to be determined, the sum (but without duplication) of (a) all Indebtedness for Borrowed Money of the U.S. Borrower and its Subsidiaries at such time, plus (b) all Indebtedness for Borrowed Money of any other Person which is directly or indirectly guaranteed by the U.S. Borrower or any of its Subsidiaries or which the U.S. Borrower or any of its Subsidiaries has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which any Borrower or any of its Subsidiaries has otherwise assured a creditor against loss plus (c) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit.

         "Total Funded Debt Ratio" is defined in Section 7.23 hereto.

         "Total Senior Funded Debt" means, at any time the same is to be determined, Total Funded Debt at such time minus the principal balance of Subordinated Debt of the Borrowers.

         "Total Senior Funded Debt/EBITDA Ratio" means, as of the last day of any fiscal quarter of the U.S. Borrower, the ratio of Total Senior Funded Debt of the U.S. Borrower and its Subsidiaries as of the last day of such fiscal quarter to EBITDA of the U.S. Borrower and its Subsidiaries for the period of four fiscal quarters then ended.

         "Unfunded Vested Liabilities" means, for any Plan at any time, the amount (if any) by which the present value of all vested nonforfeitable accrued benefits under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

         "Unused U.S. Revolving Credit Commitments" means, at any time, the difference between the U.S. Revolving Credit Commitments then in effect and the aggregate outstanding principal amount of U.S. Revolving Loans and U.S. L/C Obligations, provided that U.S. Swing Loans outstanding from time to time shall be deemed to reduce the Unused U.S. Revolving Credit Commitment of the Administrative Agent for purposes of computing the commitment fee under Section 2.1(a) hereof.

         "U.S. Borrower" is defined in the introductory paragraph of this Agreement.

         "U.S. Dollars" and "$" each means the lawful currency of the United States of America.

         "U.S. Dollar Equivalent" means (x) with respect to amounts in Australian Dollars, the amount of U.S. Dollars which would be realized by converting Australian Dollars into U.S. Dollars in the spot market at the exchange rate quoted by the Administrative Agent, at approximately 11:00 a.m. (London time) two Business Days prior to the date on which a computation thereof is required to be made, to major banks in the interbank foreign exchange market for the purchase of U.S. Dollars for Australian Dollars and (y) with respect to amounts U.S. Dollars, such amount.

         "U.S. Memorandum of Deposit" means the deed entitled U.S. Memorandum of Deposit dated on or about the date of this Agreement between the U.S. Borrower and the Administrative Agent, as the same may be amended, restated, supplemented, modified or replaced from time to time.

         "U.S. L/C Issuer" means Harris Trust and Savings Bank.

         "U.S. L/C Obligations" means the aggregate undrawn face amounts of all outstanding U.S. Letters of Credit and all unpaid Reimbursement Obligations.

         "U.S. L/C Sublimit" means $10,000,000, as reduced pursuant to the terms hereof.

         "U.S. Lenders" means and includes Harris Trust and Savings Bank and the other financial institutions from time to time party to this Agreement, including each assignee U.S. Lender pursuant to Section 12.12 hereof.

         "U.S. Participating Interest" is defined in Section 1.3(d) hereof.

         "U.S. Participating Lender" is defined in Section 1.3(d) hereof.

         "U.S. Revolver Percentage" means, for each U.S. Lender, the percentage of the U.S. Revolving Credit Commitments represented by such U.S. Lender's U.S. Revolving Credit Commitment or, if the U.S. Revolving Credit Commitments have been terminated, the percentage held by such U.S. Lender (including through participation interests in Reimbursement Obligations) of the aggregate principal amount of all U.S. Revolving Loans and U.S. L/C Obligations then outstanding.

         "U.S. Revolving Credit" means the credit facility for making U.S. Revolving Loans and issuing U.S. Letters of Credit described in Sections 1.2 and
1.3 hereof.

         "U.S. Revolving Credit Commitment" means, as to any U.S. Lender, the obligation of such U.S. Lender to make U.S. Revolving Loans and to participate in U.S. Letters of Credit issued for the account of the U.S. Borrower hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such U.S. Lender's name on Schedule 1 attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof. The U.S. Borrower and the U.S. Lenders acknowledge and agree that the U.S. Revolving Credit Commitments of the U.S. Lenders aggregate $40,000,000 on the date hereof.

         "U.S. Revolving Loan" is defined in Section 1.2 hereof and, as so defined, includes a Base Rate Loan or a Eurodollar Loan, each of which is a "type" of U.S. Revolving Loan hereunder.

         "U.S. Revolving Note" is defined in Section 1.10 hereof.

         "U.S. Security Agreement" means that certain U.S. Security Agreement dated the date of this Agreement among the U.S. Borrower and its Domestic Subsidiaries and the Administrative Agent, as the same may be amended, modified, supplemented or restated from time to time.

         "U.S. Swing Line" means the credit facility for making one or more U.S. Swing Loans described in Section 1.12 hereof.

         "U.S. Swing Line Sublimit" means $5,000,000, as reduced pursuant to the terms hereof.

         "U.S. Swing Loan" and "U.S. Swing Loans" each is defined in Section
1.12 hereof.

         "U.S. Swing Note" is defined in Section 1.10 hereof.

         "U.S. Term Credit" means the credit facility for the U.S. Term Loans described in Section 1.1(a) hereof.

         "U.S. Term Loan" is defined in Section 1.1(a) hereof and, as so defined, includes a Base Rate Loan or a Eurodollar Loan, each of which is a "type" of U.S. Term Loan hereunder.

         "U.S. Term Loan Commitment" means, as to any U.S. Lender, the obligation of such U.S. Lender to make its U.S. Term Loan on the Closing Date in the principal amount not to exceed the amount set forth opposite such U.S. Lender's name on Schedule 1 attached hereto and made a part hereof. The U.S. Borrower and the U.S. Lenders acknowledge and agree that the U.S. Term Loan Commitments of the U.S. Lenders aggregate $40,000,000 on the date hereof.

         "U.S. Term Loan Percentage" means, for each U.S. Lender, the percentage of the U.S. Term Loan Commitments represented by such U.S. Lender's U.S. Term Loan Commitment or, if the U.S. Term Loan Commitments have been terminated or have expired, the percentage held by such U.S. Lender of the aggregate principal amount of all U.S. Term Loans then outstanding.

         "U.S. Term Note" is defined in Section 1.10 hereof.

         "Voting Equity" shall mean the issued and outstanding shares of each class of capital stock or other ownership interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2).

         "Voting Stock" of any Person means capital stock or other equity interests of any class or classes (however designated) having ordinary power for the election of directors or other similar governing body of such Person, other than stock or other equity interests having such power only by reason of the happening of a contingency.

         "Welfare Plan" means a "welfare plan" as defined in Section 3(1) of ERISA.

         "Wholly-owned Subsidiary" means a Subsidiary of which all of the issued and outstanding shares of capital stock (other than directors' qualifying shares as required by law) or other equity interests are owned by the Borrowers and/or one or more Wholly-owned Subsidiaries within the meaning of this definition.

         Section 4.2. Interpretation. The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to time of day herein are references to Chicago, Illinois, time unless otherwise specifically provided. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP except where such principles are inconsistent with the specific provisions of this Agreement.

         Section 4.3. Change in Accounting Principles. If, after the date of this Agreement, there shall occur any change in GAAP from those used in the preparation of the financial statements referred to in Section 5.5 hereof and such change shall result in a change in the method of calculation of any financial covenant, standard or term found in this Agreement, the Borrowers or the Required Lenders may by notice to the Lenders and the Borrowers, respectively, require that the Lenders and the Borrowers negotiate in good faith to amend such covenants, standards, and term so as equitably to reflect such change in accounting principles, with the desired result being that the criteria for evaluating the financial condition of the Borrowers and their Subsidiaries shall be the same as if such change had not been made. No delay by the Borrowers or the Required Lenders in requiring such negotiation shall limit their right to so require such a negotiation at any time after such a change in accounting principles. Until any such covenant, standard, or term is amended in accordance with this Section 4.3, financial covenants shall be computed and determined in accordance with GAAP in effect prior to such change in accounting principles. Without limiting the generality of the foregoing, the Borrowers shall neither be deemed to be in compliance with any financial covenant hereunder nor out of compliance with any financial covenant hereunder if such state of compliance or noncompliance, as the case may be, would not exist but for the occurrence of a change in accounting principles after the date hereof.

SECTION 5. REPRESENTATIONS AND WARRANTIES.

         The U.S. Borrower represents and warrants to the Administrative Agent and the Lenders, and each Australian Borrower represents and warrants to the Administrative Agent, the Australian Agent, the Australian Trustee and the Lenders as to itself and its Subsidiaries, as follows:

         Section 5.1. Organization and Qualification. (a) The U.S. Borrower is duly organized, validly existing and in good standing as a corporation under the laws of the State of Washington. The U.S. Borrower has full and adequate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying, except where the failure to do so would not have a Material Adverse Effect.

         (b) Penford Holdings has been incorporated as a proprietary company limited by shares, and Penford Australia Limited has been incorporated as a public company limited by shares, in each case in accordance with the laws of the Commonwealth of Australia. The Australian Borrowers are validly existing under those laws and have power and authority to carry on their businesses as they are now being conducted. The Australian Borrowers have full and adequate power to own their Property and are duly licensed or qualified in each jurisdiction in which the nature of the business conducted by them or the nature of the Property owned or leased by them requires such licensing or qualifying, except where the failure to do so would not have a Material Adverse Effect.

         Section 5.2. Subsidiaries. Each Subsidiary is duly incorporated (or otherwise organized if such Subsidiary is not a corporation), validly existing and in good standing (to the extent the concept of good standing is applicable) under the laws of the jurisdiction in which it is incorporated or organized, as the case may be, has full and adequate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing (to the extent the concept of good standing is applicable in such jurisdiction) in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying, except where the failure to do so would not have a Material Adverse Effect. Schedule 5.2 hereto identifies each Subsidiary, the jurisdiction of its incorporation or organization, as the case may be, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by any Borrower and its other Subsidiaries and, if such percentage is not 100% (excluding, if applicable, directors' qualifying shares as required by law), a description of each class of its authorized capital stock and other equity interests and the number of shares of each class issued and outstanding. All of the outstanding shares of capital stock and other equity interests of each Subsidiary are validly issued and outstanding and fully paid and nonassessable and all such shares and other equity interests indicated on Schedule 5.2 as owned by any Borrower or another Subsidiary are owned, beneficially and of record, by such Borrower or such Subsidiary free and clear of all Liens other than the Liens granted in favor of the Administrative Agent or the Australian Lender (or any security trustee therefor), as the case may be, pursuant to the Collateral Documents. There are no outstanding commitments or other obligations of any Subsidiary to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other equity interests of any Subsidiary.

         Section 5.3. Authority and Validity of Obligations. Each Borrower has full right and authority to enter into this Agreement, the other Loan Documents and the Material Australian Documents executed by it, to make the borrowings herein provided for or under the other Loan Documents, to issue the Notes in evidence thereof, to grant to the Administrative Agent or the Australian Lender (or any security trustee therefor), as the case may be, the Liens described in the Collateral Documents, and to perform all of its obligations hereunder and under the other Loan Documents and the Material Australian Documents executed by it. Each Subsidiary has full right and authority to enter into the Loan Documents executed by it, to guarantee the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability, to grant to the Administrative Agent or the Australian Lender (or any security trustee therefor), as the case may be, the Liens described in the Collateral Documents executed by such Person, and to perform all of its obligations under the Loan Documents executed by it. The Loan Documents delivered by the Borrowers and by each Subsidiary and the Material Australian Documents to which one or more Australian Borrowers is a party have been duly authorized, executed, and delivered by such Person and constitute valid and binding obligations of such Person enforceable against it in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); and this Agreement, the other Loan Documents and the Material Australian Documents do not, nor does the performance or observance by the Borrowers or any Subsidiary of any of the matters and things herein or therein provided for, (a) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon any Borrower or any Subsidiary or any provision of the organizational documents (e.g., charter, articles of incorporation or by-laws, articles of association or operating agreement, partnership agreement or other similar document) of any Borrower or any Subsidiary, (b) contravene or constitute a default under any covenant, indenture or agreement of or affecting any Borrower or any Subsidiary or any of its Property, in each case where such contravention or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (c) result in the creation or imposition of any Lien on any Property of any Borrower or any Subsidiary other than the Liens granted in favor of the Administrative Agent or the Australian Lender (or any security trustee therefor) pursuant to the Collateral Documents.

         Section 5.4. Use of Proceeds; Margin Stock. The Borrowers shall use the proceeds of the Loans to refinance existing indebtedness, for their general working capital purposes, to finance capital expenditures and for such other legal and proper purposes as are consistent with all applicable laws. Neither of the Borrowers nor any Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan or any other extension of credit made hereunder will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. Margin stock (as hereinabove defined) constitutes less than 25% of the assets of each Borrower and its Subsidiaries which are subject to any limitation on sale, pledge or other restriction hereunder.

         Section 5.5. Financial Reports. The consolidated balance sheet of the Borrowers and their Subsidiaries as at August 30, 2002, and the related consolidated statements of income, retained earnings and cash flows of the Borrowers and their Subsidiaries for the fiscal year then ended, and accompanying notes thereto, which financial statements are accompanied by the audit report of Ernst & Young, LLP, independent public accountants, and the unaudited interim consolidated balance sheet of the Borrowers and their Subsidiaries as at May 31, 2003, and the related consolidated statements of income, retained earnings and cash flows of the Borrowers and their Subsidiaries for the three (3) months then ended, heretofore furnished to the Administrative Agent and the Lenders, fairly present the consolidated financial condition of the Borrowers and their Subsidiaries as at said dates and the consolidated results of their operations and cash flows for the periods then ended in conformity with GAAP applied on a consistent basis and disclose or reflect all its actual and contingent liabilities at that date. Neither of the Borrowers nor any Subsidiary has contingent liabilities which are material to it other than as indicated on such financial statements or, with respect to future periods, on the financial statements furnished pursuant to Section 7.5 hereof.

         Section 5.6. No Material Adverse Change. Since August 31, 2002, there has been no Material Adverse Effect.

         Section 5.7. Full Disclosure. The statements and information furnished to the Administrative Agent and the Lenders in connection with the negotiation of this Agreement and the other Loan Documents and the commitments by the Lenders to provide all or part of the financing contemplated hereby or by the other Loan Documents do not contain any untrue statements of a material fact or omit a material fact necessary to make the material statements contained herein or therein not misleading, the Administrative Agent and the Lenders acknowledging that as to any projections furnished to the Administrative Agent and the Lenders, the Borrowers only represent that the same were prepared on the basis of information and estimates the Borrowers believed to be reasonable.

         Section 5.8. Trademarks, Franchises, and Licenses. The Borrowers and their Subsidiaries own, possess, or have the right to use all necessary patents, licenses, franchises, trademarks, trade names, trade styles, copyrights, trade secrets, know how, and confidential commercial and proprietary information to conduct their businesses as now conducted, without known conflict with any patent, license, franchise, trademark, trade name, trade style, copyright or other proprietary right of any other Person.

         Section 5.9. Governmental Authority and Licensing. The Borrowers and their Subsidiaries have received all licenses, permits, and approvals of all federal, state, and local governmental authorities, if any, necessary to conduct their businesses, in each case where the failure to obtain or maintain the same could reasonably be expected to have a Material Adverse Effect. No investigation or proceeding which, if adversely determined, could reasonably be expected to result in revocation or denial of any material license, permit or approval is pending or, to the knowledge of the Borrowers, threatened.

         Section 5.10. Good Title. The Borrowers and their Subsidiaries have good and defensible title (or valid leasehold interests) to their assets as reflected on the most recent consolidated balance sheet of the Borrowers and their Subsidiaries furnished to the Administrative Agent and the Lenders (except for sales of assets in the ordinary course of business), subject to no Liens other than such thereof as are permitted by Section 7.8 hereof.

         Section 5.11. Litigation and Other Controversies. There is no litigation or governmental or arbitration proceeding or labor controversy pending, nor to the knowledge of the Borrowers threatened, against any Borrower or any Subsidiary or any of its assets which if adversely determined, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         Section 5.12. Taxes. All tax returns required to be filed by each of the Borrowers or any Subsidiary in any jurisdiction have, in fact, been filed, and all taxes, assessments, fees, and other governmental charges upon the Borrowers or any of their Subsidiaries or upon any of their Property, income or franchises, which are shown to be due and payable in such returns, have been paid, except such taxes, assessments, fees and governmental charges, if any, as are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and as to which adequate reserves established in accordance with GAAP have been provided. The Borrowers do not know of any proposed additional tax assessment against the Borrowers or against any of their Subsidiaries for which adequate provisions in accordance with GAAP have not been made on their accounts. Adequate provisions in accordance with GAAP for taxes on the books of each of the Borrowers and each Subsidiary have been made for all open years, and for the current fiscal period.

         Section 5.13. Approvals. No authorization, consent, license or exemption from, or filing or registration with, any court or governmental department, agency or instrumentality, nor any approval or consent of any other Person, is or will be necessary to the valid execution, delivery or performance by the Borrowers or any Subsidiary of any Loan Document, except for such approvals which have been obtained prior to the date of this Agreement and remain in full force and effect.

         Section 5.14. Affiliate Transactions. (a) Neither the U.S. Borrower nor any Domestic Subsidiary is a party to any contracts or agreements with any of its Affiliates (other than with Wholly-owned Subsidiaries) on terms and conditions which are less favorable to the Borrowers or such Subsidiary than would be usual and customary in similar contracts or agreements between Persons not affiliated with each other.

         (b) No Australian Borrower or any Subsidiary of an Australian Borrower has contravened or will contravene Section 208 or Section 209 of the Corporations Act by entering into any Loan Document or participating in any transaction in connection with a Loan Document.

         Section 5.15. Investment Company; Public Utility Holding Company. Neither of the Borrowers nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "public utility holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 5.16. ERISA. Each of the Borrowers and each other member of their Controlled Group has fulfilled its obligations under the minimum funding standards of and is in compliance in all material respects with ERISA and the Code to the extent applicable to it and has not incurred any liability to the PBGC or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. Neither of the Borrowers nor any Subsidiary has any contingent liabilities with respect to any post-retirement benefits under a Welfare Plan, other than liability for continuation coverage described in article 6 of Title I of ERISA.

         Section 5.17. Compliance with Laws. (a) The Borrowers and their Subsidiaries are in compliance with the requirements of all federal, state and local laws, rules and regulations applicable to or pertaining to their Property or business operations (including, without limitation, the Occupational Safety and Health Act of 1970, the Americans with Disabilities Act of 1990, and laws and regulations establishing quality criteria and standards for air, water, land and toxic or hazardous wastes and substances), where any such non-compliance, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (b) Without limiting the representations and warranties set forth in Section 5.17(a) above, except for such matters, individually or in the aggregate, which could not reasonably be expected to result in a Material Adverse Effect, each Borrower represents and warrants that: (i) such Borrower and its Subsidiaries, and each of their Premises, comply in all material respects with all applicable Environmental Laws; (ii) such Borrower and its Subsidiaries have obtained all governmental approvals required for their operations and each of their Premises by any applicable Environmental Law; (iii) such Borrower and its Subsidiaries have not, and such

Borrower has no knowledge of any other Person who has, caused any Release, threatened Release or disposal of any Hazardous Material at, on, about, or off any of their Premises in any material quantity and, to the knowledge of such Borrower, none of its Premises are adversely affected by any Release, threatened Release or disposal of a Hazardous Material originating or emanating from any other property; (iv) none of its Premises contain and have contained any: (1) underground storage tank, (2) material amounts of asbestos containing building material, (3) landfills or dumps, (4) hazardous waste management facility as defined pursuant to RCRA or any comparable state law or any Environmental Law of any jurisdiction in which any of such Borrower's or Subsidiary's assets are located, or (5) site on or nominated for the National Priority List promulgated pursuant to CERCLA or any state remedial priority list promulgated or published pursuant to any comparable state law; (v) such Borrower and its Subsidiaries have not used a material quantity of any Hazardous Material and have conducted no Hazardous Material Activity at any of their Premises except in compliance with applicable Environmental Laws; (vi) such Borrower and its Subsidiaries have no material liability for response or corrective action, natural resource damage or other harm pursuant to CERCLA, RCRA, any comparable state law or any Environmental Law of any jurisdiction in which any of such Borrower's or Subsidiary's assets are located; (vii) such Borrower and its Subsidiaries are not subject to, have no notice or knowledge of and are not required to give any notice of any Environmental Claim involving such Borrower or its Subsidiary or any of their Premises, and there are no conditions or occurrences at any of their Premises which could reasonably be anticipated to form the basis for an Environmental Claim against such Borrower or its Subsidiary or any of their Premises which if adversely determined would have a Material Adverse Effect;
(viii) none of its Premises are subject to any, and such Borrower has no knowledge of any imminent, restriction on the ownership, occupancy, use or transferability of its Premises in connection with any (1) Environmental Law or
(2) Release, threatened Release or disposal of a Hazardous Material; and (ix) there are no conditions or circumstances at any of its Premises which pose an unreasonable risk to the environment or the health or safety of Persons.

         Section 5.18. Other Agreements. Neither of the Borrowers nor any Subsidiary is in default under the terms of any covenant, indenture or agreement of or affecting such Person or any of its Property, which default if uncured could reasonably be expected to have a Material Adverse Effect.

         Section 5.19. Solvency. The Borrowers and their Subsidiaries, individually and collectively, are solvent, able to pay their debts as they become due, and have sufficient capital to carry on their business and all businesses in which they are about to engage.

         Section 5.20. No Default. No Default or Event of Default has occurred and is continuing.

         Section 5.21. Not a Trustee. The Borrowers and their Subsidiaries do not enter, and have not entered, into any Loan Document as trustee.

         Section 5.22. Benefit. Each Borrower and each Subsidiary has benefited or will benefit by entering into the Loan Documents and the Material Australian Documents to which it is a party.

         Section 5.23. Indebtedness for Borrowed Money. No Borrower or Subsidiary has incurred any Indebtedness for Borrowed Money in breach of this Agreement.

         Section 5.24. No Immunity. No Borrower nor any Subsidiary has immunity from the jurisdiction of a court or from legal process, and no property of any such Person is immune from suit or execution.

         Section 5.25. Copies of Documents. All copies of documents provided by the Australian Borrowers and their Subsidiaries to the Administrative Agent are true and complete and the original documents are in full force and effect.

         Section 5.26. Own Enquiries. The Borrowers and the Subsidiaries have relied on their own investigations and enquiries regarding the transactions contemplated by the Loan Documents and have not relied on any information, advice or opinion (including information, advice or opinions regarding interest rates, hedging arrangements or exchange rates) given or offered by or on behalf of the Administrative Agent or the Lenders even if in answer to any enquiry by or for it.

         Section 5.27. Insurance. The Borrowers and the Subsidiaries have complied with their obligations under this Agreement and the other Loan Documents to insure and maintain insurance.

         Section 5.28. No Related Bodies Corporate. The Australian Borrowers have no Related Bodies Corporate other than those previously notified in writing to the Administrative Agent.

         Section 5.29. Permanent Establishment in Australia. The U.S. Borrower does not have, and does not intend to establish, a "permanent establishment" in Australia within the meaning of the Australia/Netherlands Double Taxation Agreement dated 17 March 1976 (as amended by the Protocol dated 17 March 1976 and the Protocol dated 13 June 1986).

         Section 5.30. Native Title. The Australian Borrowers are not aware of any actual or potential native title claim or interest in relation to any Premises which, if it were successful, would have a Material Adverse Effect.

         Section 5.31. Stamp Duty. The Australian Collateral Documents have been duly stamped as required by all applicable laws.

         Notwithstanding anything in this Section 5 to the contrary, each Australian Borrower makes no representations or warranties with respect to the representations and warranties contained in Sections 5.1(a), 5.6, 5.14(a), 5.16, and 5.29 hereof.

SECTION 6. CONDITIONS PRECEDENT.

         The obligation of each Lender to advance, continue or convert any Loan (other than the continuation of, or conversion into, a Base Rate Loan) or of the U.S. L/C Issuer to issue, extend the expiration date (including by not giving notice of non-renewal) of or increase the amount of any U.S. Letter of Credit under this Agreement and the obligation of the Australian Lender to purchase any debenture pursuant to the Subscription Agreement or create any overdraft or accept any bill under the Syndicated Facility Agreement, shall be subject to the following conditions precedent:

         Section 6.1. All Credit Events. At the time of each Credit Event hereunder or under the Australian Credit Agreements:

                  (a) each of the representations and warranties set forth herein and in the other Loan Documents shall be and remain true and correct as of said time, except to the extent the same expressly relate to an earlier date;

                  (b) the Borrowers and each Subsidiary shall be in compliance with all of the terms and conditions hereof and of the other Loan Documents, and no Default or Event of Default shall have occurred and be continuing or would occur as a result of such Credit Event or from the application of the proceeds therefrom;

                  (c) in the case of a Borrowing under this Agreement, the Administrative Agent shall have received the notice required by Section
         1.6 hereof, in the case of the issuance of (i) any U.S. Letter of Credit the U.S. L/C Issuer shall have received a duly completed Application for such U.S. Letter of Credit together with any fees called for by Section 2.1 hereof, and, in the case of an extension or increase in the amount of a U.S. Letter of Credit, a written request therefor in a form acceptable to the U.S. L/C Issuer together with fees called for by Section 2.1 hereof;

                  (d) in the case of a Credit Event under the Syndicated Facility Agreement, Penford Australia Limited shall have satisfied, to the Australian Agent's satisfaction, each condition precedent set out in clause 6.2 of the Syndicated Facility Agreement; and

                  (e) such Credit Event shall not violate any order, judgment or decree of any court or other authority or any provision of law or regulation applicable to the Administrative Agent, the Australian Agent, the Australian Trustee or any Lender (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System) as then in effect.

         Each request for a Borrowing hereunder, each request for a "Drawing" under the Syndicated Facility Agreement as therein defined, each advance under the Overdraft Facility, the issue of an "Issue Notice" under the Debenture Trust Deed as therein defined and each request for the issuance of, increase in the amount of, or extension of the expiration date of, a U.S. Letter of Credit shall be deemed to be a representation and warranty by the Borrowers on the date on such Credit Event as to the facts specified in subsections (a) through (d), both inclusive, of this Section.

         Section 6.2. Initial Credit Event. Before or concurrently with the first Credit Event to occur following the execution and delivery of this Agreement by the Borrowers:

                  (a) the Administrative Agent shall have received for each Lender the favorable written opinions of (i) Preston, Gates & Ellis, LLP, counsel to the U.S. Borrower and each Domestic Subsidiary, in substantially the forms of Exhibit H hereto, and otherwise in form and substance satisfactory to the Required Lenders, (ii) Mallesons Stephen Jaques, special Australian counsel to the Lenders, in form and substance satisfactory to the Required Lenders, and (iii) Chapman Tripp, special New Zealand counsel to the Lenders, in form and substance satisfactory to the Required Lenders;

                  (b) the Administrative Agent shall have received for each Lender (i) certified copies of resolutions of the Board of Directors (or comparable authorizing documents) of the U.S. Borrower authorizing the execution, delivery and performance of this Agreement and such Borrower's Notes (if applicable), indicating the authorized signers of this Agreement and such Borrower's Notes (if applicable) and all other documents relating thereto and the specimen signatures of such signers and (ii) copies of such Borrower's Certificate of Incorporation and by-laws (or other comparable constituent documents) certified by the Secretary or other appropriate officer of such Borrower together with (if available in the relevant jurisdiction) a certificate of good standing (or similar document) certified by the appropriate governmental officer in the jurisdiction of such Borrower's organization;

                  (c) the Administrative Agent shall have received for each Lender, in respect of each Australian Borrower (i) a certified extract of the minutes of a meeting of the Board of Directors of the Australian Borrower evidencing resolutions authorizing its execution, delivery and performance of the Relevant Documents to which it is a party and providing confirmations regarding, among other things, directors' self-interested transactions, corporate benefit, solvency, financial assistance and related party transactions, and indicating the authorized signers of the Relevant Documents to which it is a party and all other documents relating thereto, (ii) a copy of the specimen signatures of such signers, certified by a director or company secretary of the Australian Borrower, (iii) a certified copy of each document which evidences any other necessary corporate or other action of the Australian Borrower in connection with the Relevant Documents to which it is a party, (iv) a certified copy of the power of attorney under which the Relevant Documents to which the Australian Borrower is a party were or are to be signed on its behalf, together with evidence of registration, where registration is required by applicable laws, (v) a copy of the Australian Borrower's certificate of incorporation and constituent documents certified by a director or company secretary of the Australian Borrower, and for the purposes of this paragraph (c), "Relevant Documents" means this Agreement, the Australian Amendatory Documents, the Subscription Agreement, the Intercreditor Agreement and any other Loan Document or related notice, certificate or other document to be executed by or on behalf of an Australian Borrower on or about the date of this Agreement;

                  (d) the Administrative Agent shall have received for each Lender a certified copy of a special resolution of Penford Holdings [passed under section 249B of the Corporations Act] (in a form reasonably satisfactory to the Administrative Agent and the Australian Agent) to amend its constituent documents in relation to the registration of share transfers and other matters affecting security over shares in the company;

                  (e) the Administrative Agent shall have received for each Lender (i) certified copies of resolutions of the Board of Directors of each Subsidiary (other than each Subsidiary incorporated in New Zealand (each an "NZ Subsidiary")) authorizing its execution, delivery and performance of the Loan Documents to which it is a party, indicating the authorized signers of the Loan Documents to which it is a party and all other documents relating thereto and the specimen signatures of such signers and (ii) copies of such Subsidiary's Certificate or Articles of Incorporation and by-laws (or analogous organizational documents) certified by the Secretary or other appropriate officer of such Subsidiary together with, to the extent customarily issued, a certificate of good standing certified by the appropriate governmental officer in the jurisdiction of such Subsidiary's organization and (iii) for each NZ Subsidiary a certificate signed by a director of the NZ Subsidiary confirming the passage of resolutions of the Board of Directors of the NZ Subsidiary covering the matters referred to in
         Section 6.2(e)(i) in relation to the NZ Subsidiary, providing confirmations regarding, among other things, directors' self-interested transactions, major transactions, corporate benefit, solvency and financial assistance, and confirming that all the shareholders of the NZ Subsidiary have resolved to ratify the entry into, and performance of, the Loan Documents to which that NZ Subsidiary is a party, by the NZ Subsidiary;

                  (f) the Administrative Agent shall have received for each Lender (i) this Agreement duly executed by the Borrowers, each Domestic Subsidiary and the Lenders, (ii) the Australian Amendatory Documents, the Subscription Agreement, the First Deed of Guarantee and Indemnity, the Second Deed of Guarantee and Indemnity, the First Australian Memorandum of Deposit and the Second Australian Memorandum of Deposit, each duly executed by each party thereto and (iii) copies, certified as true, correct and complete by the secretary or assistant secretary of the U.S. Borrower, of the other Australian Loan Documents;

                  (g) all conditions precedent under the Australian Amendatory Documents and the Subscription Agreement shall have been satisfied to the satisfaction of the Administrative Agent and the Australian Agent;

                  (h) the Administrative Agent shall have received for each applicable Lender such Lender's duly executed Notes of the U.S. Borrower dated the date hereof and otherwise in compliance with the provisions of Section 1.10 hereof;

                  (i) the Administrative Agent shall have received the Mortgages identified in clause (x) of such defined term, the U.S. Security Agreement and the U.S. Memorandum of Deposit duly executed by the applicable Borrowers and their Subsidiaries, together with (i) original stock certificates or other similar instruments or securities representing

         (x) all of the issued and outstanding shares of capital stock or other equity interests in each Domestic Subsidiary (ii) stock powers for the Collateral consisting of the stock or other equity interest in each Domestic Subsidiary executed in blank and undated, (iii) UCC financing statements to be filed against each U.S. Borrower and each Domestic Subsidiary, as debtor, in favor of the Administrative Agent, as secured party and (iv) patent, trademark, and copyright collateral assignments to the extent requested by the Administrative Agent;

                  (j) the Administrative Agent shall have received a report of an independent firm of environmental engineers acceptable to the Administrative Agent concerning the environmental hazards and matters with respect to the parcels of real property subject to the Lien of the Mortgages identified in clause (x) of such defined term, together with a reliance letter thereon acceptable to the Administrative Agent;

                  (k) the Administrative Agent having received for itself and the Australian Trustee, three copies of the constitution of Penford Holdings, certified by an authorized officer of the U.S. Borrower;

                  (l) the Administrative Agent shall have received evidence of insurance required to be maintained under the Loan Documents, naming the Administrative Agent or the Australian Trustee (as applicable) as mortgagee, loss payee and additional insured;

                  (m) the Administrative Agent shall have received for each Lender copies of the certificates of good standing for the U.S. Borrower and each Subsidiary (other than the Australian Borrowers and each NZ Subsidiary), dated no earlier than 30 days prior to the date hereof from the office of the secretary of the state of its incorporation or organization and of each state in which it is qualified to do business as a foreign corporation or organization;

                  (n) the Administrative Agent shall have received for each Lender a list of the Borrowers' Authorized Representatives;

                  (o) the Administrative Agent shall have received for itself and for the Lenders the initial fees owed to them;

                  (p) each Lender shall have received such evaluations and certifications as it may reasonably require (including a compliance certificate in the forms attached hereto as Exhibit E containing calculations of the compliance calculations of the financial covenants as of the date of this Agreement) in order to satisfy itself as to the value of the Collateral, the financial condition of the Borrowers and their Subsidiaries, and the lack of material contingent liabilities of the Borrowers and their Subsidiaries;

                  (q) the Administrative Agent shall have received financing statement, tax, and judgment lien search results against the Property of the U.S. Borrowers and each Domestic Subsidiary evidencing the absence of Liens on its Property except as permitted by Section 7.8 hereof;

                  (r) the Administrative Agent shall have received pay-off and lien release letters from secured creditors of the Borrowers and each Subsidiary setting forth, among other things, the total amount of indebtedness outstanding and owing to them (or outstanding letters of credit issued for the account of the Borrowers or any Subsidiary) and containing an undertaking to cause to be delivered to the Administrative Agent UCC termination statements and any other lien release instruments necessary to release their Liens on the assets of the Borrowers and each Subsidiary, which pay-off and lien release letters shall be in form and substance acceptable to the Administrative Agent;

                  (s) the Administrative Agent shall have received for the account of the Lenders such other agreements, instruments, resolutions, documents (including documents relating to tax and regulatory maters), certificates, information and opinions as the Administrative Agent, the Australian Agent or the Australian Trustee may reasonably request;

                  (t) the Administrative Agent shall have received evidence satisfactory thereto that, as of May 31, 2003, (x) the Borrowers' pro forma EBITDA for the four fiscal quarters then ended is not less than $30,000,000 and (y) the Total Funded Debt Ratio is not greater than
         2.75 to 1.0;

                  (u) the Administrative Agent shall have (i) received the three year projections of the Borrowers in form and substance satisfactory to the Lenders and (ii) conducted a satisfactory review of the August 31, 2002 audited financial statements and commentary of the Borrowers;

                  (v) the Borrowers shall have paid the Administrative Agent all fees and expenses of United States, Australia and New Zealand counsel to the Administrative Agent for which an invoice has been submitted to the Borrowers; and

                  (w) the Administrative Agent shall have received for each Lender a duly executed Intercreditor Agreement.

         Section 6.3. Post-Closing Items. (a) Within 90 days from the date hereof, the following additional conditions must also be satisfied:

                  (i) the U.S. Borrower shall have delivered to the Administrative Agent landlord waiver agreements and warehouse agreements from each landlord of leased premises and each warehouse in which any Collateral is kept, all of which are to be satisfactory in form and substance to the Administrative Agent;

                  (ii) the U.S. Borrower shall use its best efforts to obtain from the landlord of the Premises located in Englewood, Colorado the consent thereof to the grant of a mortgage lien in favor of the Administrative Agent with respect to such Premises, and upon obtaining such consent, the U.S. Borrower or Penford Products Co., as applicable, shall grant and deliver a leasehold mortgage in favor of the Administrative Agent in form and substance acceptable thereto;

                  (iii) the Administrative Agent shall have received a mortgagee's title insurance policy (or a prepaid binding commitment therefor) in form and substance acceptable to the Administrative Agent from a title insurance company acceptable to the Administrative Agent in the aggregate amount of $50,000,000 insuring the Lien of the Mortgages identified in clause (x) of such defined term to be valid first priority Liens subject to no defects or objections which are unacceptable to the Administrative Agent, together with such endorsements as the Administrative Agent may require;

                  (iv) the Administrative Agent shall have received a survey in form and substance acceptable to the Administrative Agent prepared by a licensed surveyor on each parcel of real property subject to the Lien of the Mortgages identified in clause (x) of such defined term, which survey shall also state whether or not any portion of the real property is in a federally designated flood hazard area;

                  (v) each Australian Borrower shall have provided evidence of insurance required to be maintained by it or its Subsidiaries under the Australian Loan Documents, with evidence that the interest of the Australian Trustee is endorsed on the policy or, where required by the Australian Trustee under and in accordance with the Australian Loan Documents, in the name of the Australian Trustee and the relevant Australian Borrower or Subsidiary; and

                  (vi) deposit account, securities account, and commodity account control agreements to the extent requested by the Administrative Agent.

         (b) Failure to satisfy any of such conditions of this Section 6.3 by the deadline applicable thereto shall constitute an Event of Default hereunder.

SECTION 7. COVENANTS.

         The Borrowers agree that, so long as any credit is available to or in use by the Borrowers hereunder or under the Australian Credit Agreements, except to the extent compliance in any case or cases is waived in writing pursuant to the terms of Section 12.13 hereof:

         Section 7.1. Maintenance of Business. The Borrowers shall, and shall cause each Subsidiary to, preserve and maintain its existence and registration in the place of its registration at the date of this Agreement, except as otherwise provided in Section 7.10(c) hereof. The Borrowers shall, and shall cause each Subsidiary to, preserve and keep in force and effect all licenses, permits, consents, authorizations, exemptions, except as otherwise provided in
Section 7.10(c) hereof. The Borrowers shall, and shall cause each Subsidiary to, preserve and keep in force and effect all licenses, permits, franchises, approvals, patents, trademarks, trade names, trade styles, copyrights, and other proprietary rights necessary to the proper conduct of its business where the failure to do so could reasonably be expected to have a Material Adverse Effect.

         Section 7.2. Maintenance of Properties. The Borrowers shall, and shall cause each Subsidiary to, maintain, preserve, and keep its property, plant, and equipment in good repair, working order and condition (ordinary wear and tear excepted), and shall from time to time make all needful and proper repairs, renewals, replacements, additions, and betterments thereto so that at all times the efficiency thereof shall be fully preserved and maintained, except to the extent that, in the reasonable business judgment of such Person, any such Property is no longer necessary for the proper conduct of the business of such Person.

         Section 7.3. Taxes and Assessments. The Borrowers shall duly pay and discharge, and shall cause each Subsidiary to duly pay and discharge, all taxes, rates, assessments, fees, and governmental charges upon or against it or its Property, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves are provided therefor.

         Section 7.4. Insurance. The Borrowers shall insure and keep insured, and shall cause each Subsidiary to insure and keep insured, with reputable, good and responsible insurance companies, all insurable Property owned by it which is of a character usually insured by Persons similarly situated and operating like Properties against loss or damage from such hazards and risks, and in such amounts, as are insured by Persons similarly situated and operating like Properties; and the Borrowers shall insure, and shall cause each Subsidiary to insure, such other hazards and risks (including, without limitation, employers' and public liability risks) with reputable, good and responsible insurance companies as and to the extent usually insured by Persons similarly situated and conducting similar businesses. The Borrowers shall in any event maintain, and cause each Subsidiary to maintain, insurance on the Collateral to the extent required by the Collateral Documents. The Borrowers shall, upon the request of the Administrative Agent, furnish to the Administrative Agent, the Australian Agent, the Australian Trustee and the Lenders a certificate setting forth in summary form the nature and extent of the insurance maintained pursuant to this Section or any other Loan Document.

         Section 7.5. Financial Reports. The Borrowers shall, and shall cause each Subsidiary to, maintain a standard system of accounting in accordance with GAAP and shall furnish to the Administrative Agent, each Lender, the Australian Trustee, and each of their duly authorized representatives such information respecting the business and financial condition of the Borrowers and each Subsidiary as the Administrative Agent, such Lender or the Australian Trustee may reasonably request; and without any request, shall furnish to the Administrative Agent, the Australian Trustee, and the Lenders:

                  (a) as soon as available, and in any event within forty-five (45) days after the close of each of the first three (3) fiscal quarters of each fiscal year of the Borrowers, a copy of the consolidated and consolidating balance sheet of the Borrowers and their Subsidiaries as of the last day of such fiscal quarter and the consolidated and consolidating statements of income, retained earnings, and cash flows of the Borrowers and their Subsidiaries for the fiscal quarter and for the fiscal year to date period then ended, each in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by the Borrowers in accordance with GAAP (subject to the absence of footnote disclosures and year end audit adjustments) and certified to by its chief financial officer or another officer of the Borrowers acceptable to the Administrative Agent;

                  (b)      as soon as available, and in any event within ninety
         (90) days after the close of each fiscal year of the Borrowers, a copy of the consolidated and consolidating balance sheet of the Borrowers and their Subsidiaries as of the last day of the fiscal year then ended and the consolidated and consolidating statements of income, retained earnings, and cash flows of the Borrowers and their Subsidiaries for the fiscal year then ended, and accompanying notes thereto, each in reasonable detail showing in comparative form the figures for the previous fiscal year, accompanied in the case of the consolidated financial statements by an unqualified opinion of Ernst & Young, LLP or another firm of independent public accountants of recognized national or international standing, selected by the Borrowers and reasonably satisfactory to the Administrative Agent and the Required Lenders, to the effect that the consolidated financial statements have been prepared in accordance with GAAP and present fairly in accordance with GAAP the consolidated financial condition of the Borrowers and their Subsidiaries as of the close of such fiscal year and the results of their operations and cash flows for the fiscal year then ended and that an examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, such examination included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

                  (c) within the period provided in subsection (b) above, the written statement of the accountants who certified the audit report thereby required that in the course of their audit they have obtained no knowledge of any Default or Event of Default, or, if such accountants have obtained knowledge of any such Default or Event of Default, they shall disclose in such statement the nature and period of the existence thereof;

                  (d) promptly after receipt thereof, any additional written reports, management letters or other detailed information contained in writing concerning significant aspects of the Borrowers' or any Subsidiary's operations and financial affairs given to it by its independent public accountants;

                  (e) promptly after the sending or filing thereof, copies of each financial statement, report, notice or proxy statement sent by the Borrowers or any Subsidiary to their stockholders or other equity holders, and copies of each annual return, regular, periodic or special report, registration statement, investment statement or prospectus (including all Form 10-K, Form 10-Q and Form 8-K reports) or equivalent documents filed by the Borrowers or any Subsidiary with any securities exchange, the Securities and Exchange Commission or any successor agency;

                  (f) promptly after receipt thereof, a copy of each audit made by any regulatory agency of the books and records of any Borrower or any Subsidiary or of notice of any material noncompliance with any applicable law, regulation or guideline relating to any Borrowers or any Subsidiary, or its business;

                  (g) as soon as available, and in any event within forty-five (45) days after the end of each fiscal year of the Borrowers, a copy of the Borrowers' consolidated and consolidating operating budget for the following fiscal year, such operating budget to show the Borrowers' projected consolidated and consolidating revenues, expenses and balance sheet on a quarter-by-quarter basis, such operating budget to be in reasonable detail prepared by the Borrowers and in form satisfactory to the Administrative Agent and the Required Lenders (which shall include a summary of all assumptions made in preparing such operating budget);

                  (h) notice of any Scheme of Arrangement affecting any Borrower or Subsidiary or any Changes in Control;

                  (i) promptly after knowledge thereof shall have come to the attention of any responsible officer of the Borrowers, written notice of (i) any threatened or pending litigation or governmental or arbitration proceeding or labor controversy against the Borrowers or any Subsidiary which, if adversely determined, could reasonably be expected to have a Material Adverse Effect, (ii) the occurrence of any Default or Event of Default hereunder and (iii) the occurrence of any event described as an "Event of Default" under any other Loan Document; and

                  (j) with each of the financial statements furnished to the Lenders pursuant to subsections (a) and (b) above, a written certificate in the form attached hereto as Exhibit E signed by the chief financial officer of the Borrowers or another officer of the Borrowers acceptable to the Administrative Agent to the effect that to the best of such officer's knowledge and belief no Default or Event of Default has occurred during the period covered by such statements or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Borrowers or any Subsidiary to remedy the same, such certificate to also set forth the calculations supporting such statements in respect of Section 7.22.

         Section 7.6. Inspection. Each Borrower shall, and shall cause each Subsidiary to, permit the Administrative Agent, each Lender, the Australian Trustee and each of their duly authorized representatives and agents to visit and inspect any of its Property, corporate books, and financial records, to examine and make copies of its books of accounts and other financial records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers, employees and independent public accountants (and by this provision the Borrowers hereby authorizes such accountants to discuss with the Administrative Agent, such Lenders and the Australian Trustee the finances and affairs of the Borrowers and their Subsidiaries) at such reasonable times and intervals as the Administrative Agent, any such Lender or the Australian Trustee may designate and, so long as no Event of Default exists, with reasonable prior notice to the Borrowers and except as provided in Section 2.1(d) hereof and the Australian Loan Documents, at no cost to the Borrowers.

         Section 7.7. Borrowings and Guaranties. Each Borrower shall not, nor shall it permit any Subsidiary to, issue, incur, assume, create or have outstanding any Indebtedness for

Borrowed Money, or be or become liable as endorser, guarantor, surety or otherwise for any debt, obligation or undertaking of any other Person, or otherwise agree to provide funds for payment of the obligations of another, or supply funds thereto or invest therein or otherwise assure a creditor of another against loss, or apply for or become liable to the issuer of a letter of credit which supports an obligation of another, or subordinate any claim or demand it may have to the claim or demand of any other Person; provided, however, that the foregoing shall not restrict nor operate to prevent:

                  (a) the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability of the Borrowers and their Subsidiaries owing to the Administrative Agent, the Australian Agent, the Australian Trustee and the Lenders (and their Affiliates);

                  (b) purchase money indebtedness and Capitalized Lease Obligations of the Borrowers and their Subsidiaries in an amount not to exceed $5,000,000 (or the Australian Dollar Equivalent or NZ Dollar Equivalent) in the aggregate at any one time outstanding;

                  (c) obligations of the Borrowers arising out of interest rate and foreign currency hedging agreements entered into with financial institutions in the ordinary course of business;

                  (d) endorsement of items for deposit or collection of commercial paper received in the ordinary course of business;

                  (e) indebtedness from time to time owing by any Subsidiary to any Borrower (the "Intercompany Indebtedness"); and

                  (f) unsecured indebtedness of the Borrowers and their Subsidiaries not otherwise permitted by this Section in an amount not to exceed $10,000,000 (or the Australian Dollar Equivalent or NZ Dollar Equivalent) in the aggregate at any one time outstanding.

         Section 7.8. Liens. No Borrower shall, nor shall it permit any Subsidiary to, create, incur or permit to exist any Lien of any kind on any Property owned by any such Person; provided, however, that the foregoing shall not apply to nor operate to prevent:

                  (a) Liens arising by statute in connection with worker's compensation, unemployment insurance, old age benefits, social security obligations, taxes, assessments, statutory obligations or other similar charges (other than Liens arising under ERISA), good faith cash deposits in connection with tenders, contracts or leases to which the Borrowers or any Subsidiary are a party or other cash deposits required to be made in the ordinary course of business, provided in each case that the obligation is not for borrowed money and that the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves have been established therefor;

                  (b) mechanics', workmen's, materialmen's, landlords', carriers' or other similar Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest;

                  (c) judgment liens and judicial attachment liens not constituting an Event of Default under Section 8.1(g) hereof and the pledge of assets for the purpose of securing an appeal, stay or discharge in the course of any legal proceeding, provided that the aggregate amount of such judgment liens and attachments and liabilities of the Borrowers and their Subsidiaries secured by a pledge of assets permitted under this subsection, including interest and penalties thereon, if any, shall not be in excess of $2,000,000 (or the Australian Dollar Equivalent or NZ Dollar Equivalent) at any one time outstanding;

                  (d) Liens on property of the Borrowers or any Subsidiary created solely for the purpose of securing indebtedness permitted by
         Section 7.7(b) hereof, representing or incurred to finance the purchase price of Property, provided that no such Lien shall extend to or cover other Property of the Borrowers or such Subsidiary other than the respective Property so acquired, and the principal amount of indebtedness secured by any such Lien shall at no time exceed the purchase price of such Property, as reduced by repayments of principal thereon;

                  (e) any interest or title of a lessor under any operating lease;

                  (f) easements, rights-of-way, restrictions, and other similar encumbrances against real property incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Borrowers or any Subsidiary; and

                  (g) the Liens granted in favor of the Administrative Agent and the Australian Trustee pursuant to the Collateral Documents.

         Section 7.9. Investments, Acquisitions, Loans and Advances. No Borrower shall, nor shall it permit any Subsidiary to, directly or indirectly, make, retain or have outstanding any investments (whether through purchase of stock or obligations or otherwise) in, or loans or advances to, any other Person, or acquire all or any substantial part of the assets or business of any other Person or division thereof; provided, however, that the foregoing shall not apply to nor operate to prevent:

                  (a) investments in direct obligations of the United States of America or of any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America, provided that any such obligations shall mature within one year of the date of issuance thereof;

                  (b) investments in commercial paper rated at least P-1 by Moody's and at least A-1 by S&P maturing within one year of the date of issuance thereof;

                  (c) investments in certificates of deposit issued by any Lender or by any United States commercial bank having capital and surplus of not less than $100,000,000 which have a maturity of one year or less;

                  (d) investments in repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in subsection (a) above entered into with any bank meeting the qualifications specified in subsection (c) above, provided all such agreements require physical delivery of the securities securing such repurchase agreement, except those delivered through the Federal Reserve Book Entry System;

                  (e) investments in money market funds that invest solely, and which are restricted by their respective charters to invest solely, in investments of the type described in the immediately preceding subsections (a), (b), (c), and (d) above;

                  (f) each Borrower's investments from time to time in its Subsidiaries, and investment made from time to time by a Subsidiary in one or more of its Subsidiaries;

                  (g) intercompany advances made (in compliance with Section 208 of the Corporations Act, where applicable) from time to time from any Borrower to the other Borrower or to any one or more of its Subsidiaries in the ordinary course of business to finance working capital needs;

                  (h)      Permitted Acquisitions;

                  (i)      investments identified on Schedule 7.9 hereof; and

                  (j) other investments, loans, and advances in addition to those otherwise permitted by this Section in an amount not to exceed $10,000,000 (or the Australian Dollar Equivalent or NZ Dollar Equivalent) in the aggregate at any one time outstanding.

In determining the amount of investments, acquisitions, loans, and advances permitted under this Section, investments and acquisitions shall always be taken at the original cost thereof (regardless of any subsequent appreciation or depreciation therein), and loans and advances shall be taken at the principal amount thereof then remaining unpaid.

        Section 7.10. Mergers, Consolidations and Sales. No Borrower shall, nor shall it permit any Subsidiary to, be a party to any merger, demerger, consolidation, amalgamation, corporate reconstruction or Scheme of Arrangement, or sell, transfer, lease or otherwise dispose of all or any part of its Property, including any disposition of Property as part of a sale and leaseback transaction, or in any event sell or discount (with or without recourse) any of its notes or accounts receivable; provided, however, that so long as no Default or Event of Default exists this Section shall not apply to nor operate to prevent:

                  (a) the sale or lease of inventory in the ordinary course of business, including without limitation, the sale of products to National Starch & Chemical Pty. Ltd pursuant to any Material Australian Document;

                  (b) the sale, transfer, lease or other disposition of Property of the Borrowers and their Subsidiaries to one another in the ordinary course of its business;

                  (c) the merger of any Subsidiary with and into any Borrower or any other Subsidiary, provided that, in the case of any merger involving any Borrower, such Borrower is the corporation surviving the merger;

                  (d) the sale of delinquent notes or accounts receivable in the ordinary course of business for purposes of collection only (and not for the purpose of any bulk sale or securitization transaction);

                  (e) the sale, transfer or other disposition of any tangible personal property that, in the reasonable business judgment of the Borrowers or their Subsidiary, has become obsolete or worn out, and which is disposed of in the ordinary course of business; and

                  (f) the sale, transfer, lease or other disposition of Property of the Borrowers or any Subsidiary (including any disposition of Property as part of a sale and leaseback transaction) aggregating for the Borrowers and their Subsidiaries in an amount not to exceed $5,000,000 (or the Australian Dollar Equivalent or NZ Dollar Equivalent) during any fiscal year of the Borrowers.

         Section 7.11. Maintenance of Subsidiaries. No Borrower shall assign, sell or transfer, nor shall it permit any Subsidiary to issue, assign, sell or transfer, any shares of capital stock or other equity interests of a Subsidiary; and, for the avoidance of doubt, Penford Holdings shall not issue shares of capital stock or other equity interests; provided, however, that the foregoing shall not operate to prevent (a) Liens on the capital stock or other equity interests of Subsidiaries granted to the Administrative Agent or the Australian Trustee pursuant to the Collateral Documents, (b) the issuance, sale, and transfer to any person of any shares of capital stock of a Subsidiary solely for the purpose of qualifying, and to the extent legally necessary to qualify, such person as a director of such Subsidiary, and (c) any transaction permitted by
Section 7.10(c) above.

         Section 7.12. Dividends and Certain Other Restricted Payments. No Borrower shall, nor shall it permit any Subsidiary to, (a) declare or pay any dividends on or make any other distributions in respect of any class or series of its capital stock or other equity interests or (b) directly or indirectly purchase, redeem, or otherwise acquire or retire any of its capital stock or other equity interests or any warrants, options, or similar instruments to acquire the same (collectively, "Restricted Payments"); provided, however, that the foregoing shall not operate to prevent (i) the making of any Restricted Payments by the U.S. Borrower so long as no Default or Event of Default shall exist both before and after giving effect thereto and the aggregate amount thereof does not exceed $8,000,000 in any fiscal year of the Borrower, and (ii) the making of dividends or distributions by any Wholly-owned Subsidiary of any Borrower to its parent corporation.

         Section 7.13. ERISA. The U.S. Borrower shall, and shall cause each Domestic Subsidiary to, promptly pay and discharge all obligations and liabilities arising under ERISA of a character which if unpaid or unperformed could reasonably be expected to result in the imposition of a Lien against any of its Property. The U.S. Borrower shall, and shall cause each Domestic Subsidiary to, promptly notify the Administrative Agent and each Lender of: (a) the occurrence of any reportable event (as defined in ERISA) with respect to a Plan, (b) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor,
(c) its intention to terminate or withdraw from any Plan, and (d) the occurrence of any event with respect to any Plan which would result in the incurrence by the U.S. Borrower or any Domestic Subsidiary of any material liability, fine or penalty, or any material increase in the contingent liability of the U.S. Borrower or any Domestic Subsidiary with respect to any post-retirement Welfare Plan benefit.

         Section 7.14. Compliance with Laws. (a) Each Borrower shall, and shall cause each Subsidiary to, comply in all respects with the requirements of all federal, state, and local laws, rules, regulations, ordinances and orders applicable to or pertaining to it, its Property or its business operations, where any such non-compliance, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or result in a Lien upon any of its Property.

         (b) Without limiting the agreements set forth in Section 7.14(a) above, the Borrowers shall, and shall cause each Subsidiary to, at all times, do the following to the extent the failure to do so, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect: (i) comply in all material respects with, and maintain each of the Premises in compliance in all material respects with, all applicable Environmental Laws;
(ii) require that each tenant and subtenant, if any, of any of the Premises or any part thereof comply in all material respects with all applicable Environmental Laws; (iii) obtain and maintain in full force and effect all material governmental approvals required by any applicable Environmental Law for operations at each of the Premises; (iv) cure any material violation by it or at any of the Premises of applicable Environmental Laws; (v) not allow the presence or operation at any of the Premises of any (1) landfill or dump or (2) hazardous waste management facility or solid waste disposal facility as defined pursuant to RCRA or any comparable state law or law of any other jurisdiction; (vi) not manufacture, use, generate, transport, treat, store, release, dispose or handle any Hazardous Material at any of the Premises except in the ordinary course of its business and in compliance with applicable Environmental Law; (vii) within 10 Business Days notify the Administrative Agent in writing of and provide any reasonably requested documents upon learning of any of the following in connection with the Borrowers or any Subsidiary or any of the Premises: (1) any material liability for response or corrective action, natural resource damage or other harm pursuant to CERCLA, RCRA or any comparable state law or law of any other jurisdiction; (2) any material Environmental Claim; (3) any material violation of an Environmental Law or material Release, threatened Release or disposal of a Hazardous Material; (4) any restriction on the ownership, occupancy, use or transferability arising pursuant to any (x) Release, threatened Release or disposal of a Hazardous Material or (y) Environmental Law; or (5) any environmental, natural resource, health or safety condition, which could reasonably be expected to have a Material Adverse Effect; (viii) conduct at its expense any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any material Release, threatened Release or disposal of a Hazardous Material as required by any applicable Environmental Law; (ix) abide by and observe any restrictions on the use of the Premises imposed by any governmental authority as set forth in a deed or other instrument affecting the Borrowers' or any Subsidiary's interest therein; (x) promptly provide or otherwise make available to the Administrative Agent any reasonably requested environmental record concerning the Premises which the Borrowers or any Subsidiary possesses or can reasonably obtain; and (xi) perform, satisfy, and implement any operation or maintenance actions required by any governmental authority or Environmental Law, or included in any no further action letter or covenant not to sue issued by any governmental authority under any Environmental Law.

         Section 7.15. Burdensome Contracts With Affiliates. No Borrower shall, nor shall it permit any Subsidiary to, enter into any contract, agreement or business arrangement with any of its Affiliates (other than with Wholly-owned Subsidiaries) on terms and conditions which are less favorable to such Borrower or such Subsidiary than would be usual and customary in similar contracts, agreements or business arrangements between Persons not affiliated with each other.

         Section 7.16. No Changes in Fiscal Year. The fiscal year of the Borrowers and their Subsidiaries ends on August 31 of each year; and the Borrowers shall not, nor shall they permit any Subsidiary to, change its fiscal year from its present basis.

         Section 7.17. Subsidiaries. (a) Formation. Promptly upon the formation or acquisition of any Subsidiary, the Borrowers shall provide the Administrative Agent and the Lenders notice thereof and timely comply with the requirements of
Section 3 hereof (at which time Schedule 5.2 shall be deemed amended to include reference to such Subsidiary).

         (b) Inactive Subsidiary. The U.S. Borrower shall not permit Penford Export Corporation to engage in any operations, conduct any business or own any assets having an aggregate value in excess of $50,000.

         Section 7.18. Change in the Nature of Business. No Borrower shall, nor shall it permit any Subsidiary to, engage in any business or activity if as a result the general nature of the business of such Borrower or any Subsidiary would be changed in any material respect from the general nature of the business engaged in by it as of the Closing Date.

         Section 7.19. Use of Loan Proceeds. The Borrowers shall use the credit extended under this Agreement and the Australian Credit Agreements solely for the purposes set forth in, or otherwise permitted by, Section 5.4 hereof.

         Section 7.20. No Restrictions. Except as provided herein, no Borrower shall, nor shall it permit any Subsidiary to, directly or indirectly create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Borrowers or any Subsidiary to: (a) pay dividends or make any other distribution on any Subsidiary's capital stock or other equity interests owned by any Borrower or any other Subsidiary, (b) pay any indebtedness owed to any Borrower or any other Subsidiary, (c) make loans or advances to any Borrower or any other Subsidiary,
(d) transfer any of its Property to any Borrower or any other Subsidiary or (e) guarantee the Obligations and/or grant Liens on its assets to the Administrative Agent or the Australian Trustee as required by the Loan Documents.

         Section 7.21. Subordinated Debt. No Borrower shall, nor shall it permit any Subsidiary to, amend or modify any of the terms or conditions relating to any Subordinated Debt, or make any voluntary prepayment thereof, or effect any voluntary redemption thereof, or make any payment on account of Subordinated Debt which is prohibited under the terms of any instrument or agreement subordinating the same to the Obligations.

         Section 7.22. Financial Covenants. (a) Total Funded Debt Ratio. The Borrowers shall not, as of the last day of each fiscal quarter of the Borrowers ending during the periods specified below, permit the ratio of (a) Total Funded Debt to (b) EBITDA for the four calendar fiscal quarters of the Borrowers then ended (the "Total Funded Debt Ratio") to be more than:

                                              TOTAL FUNDED DEBT RATIO
FROM AND INCLUDING      TO AND INCLUDING      SHALL NOT BE MORE THAN:
the date hereof          May 31, 2004               3.25 TO 1.0
August 31, 2004          May 31, 2005               3.00 TO 1.0
August 31, 2005     At all times thereafter         2.75 TO 1.0

         (b) Fixed Charge Coverage Ratio. As of the last day of each fiscal quarter of the Borrowers, the Borrowers shall maintain a ratio of (a) EBITDA for the four fiscal quarters of the Borrowers then ended to (b) Fixed Charges for the same four fiscal quarters then ended of not less than 1.5 to 1.0.

         (c) Leverage Ratio. The Borrowers shall not, as of the last day of any fiscal quarter of the Borrowers, permit the ratio of (a) Total Funded Debt at such time to (b) the sum of Total Funded Debt and Net Worth at such time to be more than 0.60 to 1.0.

         (d) Capital Expenditures. The Borrowers shall not, nor shall they permit any of their Subsidiaries to, incur Capital Expenditures (but excluding Capital Expenditures made with the Net Cash Proceeds of any Event of Loss as permitted by Section 2.2(b)(i) hereof and Capital Expenditures made with the proceeds of grants from governmental entities) in an amount in excess of $20,000,000 (or the Australian Dollar Equivalent or NZ Dollar Equivalent) in the aggregate during any fiscal year; provided, however, for any fiscal year when Total Senior Funded Debt/EBITDA Ratio is less than 2.0 to 1.0 for each fiscal quarter of such fiscal year, Capital Expenditures for such year shall not exceed $25,000,000 (or the Australian Dollar Equivalent or NZ Dollar Equivalent) for such fiscal year.

         Section 7.23. Accounting Records. Each Borrower shall keep proper accounting records and ensure that each of its Subsidiaries does the same.

         Section 7.24. Conduct of Business. Each Borrower shall conduct its business (including collecting debts owed to it) in a proper, orderly and efficient manner and ensure that each of its Subsidiaries does the same.

        Section 7.25. No Default Certificate. Each Borrower shall on request from the Administrative Agent, give the Administrative Agent a certificate signed by two of its directors which states whether a Default or Event of Default continues unremedied.

         Section 7.26. Certain Authorization. Each Borrower shall and shall ensure that its Subsidiaries shall obtain, renew on time and comply with the terms of each authorization necessary for it to enter into the Loan Documents to which it is a party, to comply with its obligations and exercise its rights under them and to allow them to be enforced.

         Section 7.27. Notice of Incorrect Representation. Each Borrower shall notify the Administrative Agent if any representation or warranty made, or taken to be made, by it or on its behalf in connection with a Loan Document is found to have been incorrect or misleading when made or taken to be made.

         Section 7.28. No Default. The Australian Borrower shall and shall cause each of its Subsidiaries to do everything necessary to ensure that no Default or Event of Default with respect to it occurs.

         Section 7.29. Material Australian Documents. The Australian Borrowers shall (a) comply with the material terms of, and take all reasonable action, and all action reasonably required by the Australian Trustee, to enforce, the Material Australian Documents if failure to do so would have a Material Adverse Effect; (b) notify the Australian Agent, with reasonable details, as soon as either of them becomes aware of (i) any material notice given or received under a Material Australian Document, (ii) any material default or dispute under a Material Australian Document, (iii) any termination (except in accordance with its terms) or rescission of a Material Australian Document, or (iv) any event or circumstance which entitles a party to terminate (other than upon its stated termination date) or rescind a Material Australian Document if the event or circumstance would have a Material Adverse Effect; and (c) not, without the prior consent of the Australian Trustee, (i) materially vary, amend or change, or agree to any material variation, amendment or change in (other than an assignment or transfer by a sub-lessee to another party of the same or better reputation and credit standing), any Material Australian Document, (ii) terminate (except on its stated Termination Date) or rescind any Material Australian Document, (iii) waive any material requirement of any Material Australian Document, or (iv) do or permit, or fail to do, any act which would render any Material Australian Document if doing so would have a Material Adverse Effect liable to forfeiture or cancellation and the effect would be to cause a Material Adverse Effect.

         Section 7.30. Native Title. The Australian Borrowers shall notify the Australian Agent, with reasonable details, as soon as either of them becomes aware of any native title claim being proposed or made, or any native title interest being asserted or claimed, in respect of any Premises.

         Section 7.31. Material Adverse Effect. The Borrowers shall notify the Administrative Agent, with reasonable details, as soon as any of them becomes aware of any event or circumstance which has or is likely to have a Material Adverse Effect.

         Section 7.32. Title Retention. The Australian Borrowers shall not, and shall ensure that their Subsidiaries do not, without the prior consent of the Australian Trustee, acquire assets which would otherwise become subject to the Australian Collateral Documents on title retention terms except in the ordinary course of its day-to-day trading.

         Section 7.33. Deposit. The Australian Borrowers shall not, and shall ensure that their Subsidiaries do not, deposit money with a person if the money is not repayable until satisfaction of an obligation owed to the person.

         Section 7.34. Constituent Documents. The Australian Borrowers shall not, and shall ensure that their Subsidiaries do not, change their constituent documents in any way.

SECTION 8. EVENTS OF DEFAULT AND REMEDIES.

         Section 8.1. Events of Default. Any one or more of the following shall constitute an "Event of Default" hereunder:

                  (a) (i) default in the payment when due of all or any part of the principal of any Note or all or any part of the "Secured Money" under the Debenture Trust Deed or the Syndicated Facility Agreement as therein defined (whether at the stated maturity thereof or at any other time provided for in this Agreement or the Australian Credit Agreements) or of any Reimbursement Obligation or Australian Reimbursement Obligation (whether at the stated maturity thereof or at any other time provided for in this Agreement or the Australian Credit Agreements) or of any Reimbursement Obligation or (ii) default for a period of three (3) Business Days in the payment of any interest or any fee or other Obligation payable hereunder or under any other Loan Document;

                  (b) default in the observance or performance of any covenant set forth in Sections 7.1, 7.5, 7.7, 7.8, 7.9, 7.10, 7.11,
         7.12, 7.17, 7.18, 7.21 or 7.22 hereof or of any provision in any Loan Document dealing with the use, disposition or remittance of the proceeds of Collateral or requiring the maintenance of insurance thereon;

                  (c) default in the observance or performance of any other provision hereof or of any other Loan Document which is not remedied within thirty (30) days after the earlier of (i) the date on which such failure shall first become known to any officer of the Borrowers or
         (ii) written notice thereof is given to the Borrowers by the Administrative Agent;

                  (d) any representation or warranty made herein or in any other Loan Document or in any certificate furnished to the Administrative Agent or the Lenders pursuant hereto or thereto or in connection with any transaction contemplated hereby or thereby proves untrue or misleading in any material respect as of the date of the issuance or making or deemed making thereof;

                  (e) any event occurs or condition exists (other than those described in subsections (a) through (d) above) which is specified as an event of default under any of the other Loan Documents which have not been cured or waived within any applicable cure period, or any of the Loan Documents or Material Australian Documents shall for any reason not be or shall cease to be in full force and effect or is declared to be, in whole or part, unenforceable, voidable or null and void, or any of the Collateral Documents shall for any reason fail to create a valid and perfected first priority Lien in favor of the Administrative Agent or the Australian Trustee in any Collateral purported to be covered thereby except as expressly permitted by the terms thereof, or any Borrower or Subsidiary takes any action for the purpose of terminating, repudiating or rescinding any Loan Document executed by it or any of its obligations thereunder;

                  (f) default shall occur under any Indebtedness for Borrowed Money (other than the Intercompany Indebtedness) issued, assumed or guaranteed by any Borrower or any Subsidiary aggregating in excess of $2,000,000 (or the Australian Dollar Equivalent or NZ Dollar Equivalent), or under any indenture, agreement or other instrument under which the same may be issued, and such default shall continue for a period of time sufficient to permit the acceleration of the maturity of any such Indebtedness for Borrowed Money (whether or not such maturity is in fact accelerated), or any such Indebtedness for Borrowed Money shall not be paid when due (whether by demand, lapse of time, acceleration or otherwise);

                  (g) any judgment or judgments, writ or writs or warrant or warrants of attachment, or any similar process or processes, shall be entered or filed against any Borrower or any Subsidiary, or against any of its Property, in an aggregate amount in excess of $2,000,000 (or the Australian Dollar Equivalent or NZ Dollar Equivalent) (except to the extent covered by insurance with respect to which the insurer has not denied liability therefor), and which remains undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days;

                  (h) the U.S. Borrower or any Domestic Subsidiary, or any member of its Controlled Group, shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $1,000,000 (collectively, a "Material Plan") shall be filed under Title IV of ERISA by the U.S. Borrower or any Domestic Subsidiary, or any other member of its Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against the U.S. Borrower or any Domestic Subsidiary, or any member of its Controlled Group, to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within thirty (30) days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated;

                  (i)      any Change of Control shall occur;

                  (j) any Borrower or any Subsidiary shall (i) have entered involuntarily against it an order for relief under the United States Bankruptcy Code, as amended, or be (or have stated that it is) insolvent (as defined in the Corporations Act), (ii) not pay, or admit in writing its inability to pay, or stop or suspend the payment of its debts generally as they become due, (iii) make an assignment or enter into an arrangement or composition with or for the benefit of creditors generally or any class of them, (iv) apply for, seek, consent to or acquiesce in, the appointment of an administrator, receiver, receiver and manager, controller (as defined in the Corporations Act), custodian, trustee, examiner, liquidator, provisional liquidator, statutory manager or similar official for it or any substantial part of its Property, (v) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, or any other order under the laws of another jurisdiction having substantially similar effect, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any action in furtherance of any matter described in parts (i) through
         (v) above, or (vii) fail to contest in good faith any appointment or proceeding described in Section 8.1(k) hereof;

                  (k) an administrator, custodian, receiver, receiver and manager, controller (as defined in the Corporations Act, trustee, examiner, liquidator, provisional liquidator, statutory manager or similar official shall be appointed for any Borrower or any Subsidiary, or any substantial part of any of its Property, or a proceeding described in Section 8.1(j)(v) shall be instituted against any Borrower or any Subsidiary, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty (60) days;

                  (l) an Australian Borrower or Subsidiary is the subject of an event described in section 459C(2) or section 585 of the Corporations Act, or it makes a statement from which the Administrative Agent reasonably deduces it is so subject;

                  (m) a step is taken under Part 5A.1 of the Corporations Act to deregister an Australian Borrower or Subsidiary;

                  (n) an Australian Borrower which is a party to a Material Australian Document fails to comply with any material obligation under it or an event of default by it (however described) after the expiry of any applicable grace period occurs under it which would have a Material Adverse Effect;

                  (o) a circumstance specified in section 461 of the Corporations Act occurs with respect to an Australian Borrower or Subsidiary;

                  (p) an Australian Borrower or Subsidiary, without the consent of the Australian Trustee, (i) takes action to reduce its share capital (other than by redeeming redeemable preference shares) or to buy back its shares, or (ii) passes a resolution of a type referred to in section 254N(1) or 260B of the Corporations Act, or a meeting to consider such a resolution is summoned or convened; or

                  (q) a circumstance specified in section 461 of the Corporations Act occurs with respect to an Australian Borrower or Subsidiary.

         Section 8.2. Non-Bankruptcy Defaults. When any Event of Default other than those described in subsection (j), (k) or (l) of Section 8.1 hereof has occurred and is continuing, the Administrative Agent shall, by written notice to the Borrowers: (a) if so directed by the Required Lenders, terminate the remaining Commitments and all other obligations of the Lenders hereunder on the date stated in such notice (which may be the date thereof); (b) if so directed by the Required Lenders, declare the principal of and the accrued interest on all outstanding Notes to be forthwith due and payable and thereupon all outstanding Notes, including both principal and interest thereon, shall be and become immediately due and payable together with all other amounts payable under the Loan Documents without further demand, presentment, protest or notice of any kind; and (c) if so directed by the Required Lenders, demand that the Borrowers immediately pay to the Administrative Agent the full amount then available for drawing under each or any U.S. Letter of Credit, and the Borrowers agree to immediately make such payment and acknowledges and agrees that the Lenders would not have an adequate remedy at law for failure by the Borrowers to honor any such demand and that the Administrative Agent, for the benefit of the Lenders, shall have the right to require the Borrowers to specifically perform such undertaking whether or not any drawings or other demands for payment have been made under any U.S. Letter of Credit. The Administrative Agent, after giving notice to the Borrowers pursuant to Section 8.1(c) or this Section 8.2, shall also promptly send a copy of such notice to the other Lenders and the Australian Trustee but the failure to do so shall not impair or annul the effect of such notice.

         Section 8.3. Bankruptcy Defaults. When any Event of Default described in subsections (j), (k) or (l) of Section 8.1 hereof has occurred and is continuing, then all outstanding Notes shall immediately become due and payable together with all other amounts payable under the Loan Documents without presentment, demand, protest or notice of any kind, the obligation of the Lenders to extend further credit pursuant to any of the terms hereof shall immediately terminate and the Borrowers shall immediately pay to the Administrative Agent the full amount then available for drawing under all outstanding Letters of Credit, the Borrowers acknowledging and agreeing that the Lenders would not have an adequate remedy at law for failure by the Borrowers to honor any such demand and that the Lenders, and the Administrative Agent on their behalf, shall have the right to require the Borrowers to specifically perform such undertaking whether or not any draws or other demands for payment have been made under any of the Letters of Credit.

         Section 8.4. Collateral for Undrawn Letters of Credit. (a) If the prepayment of the amount available for drawing under any or all outstanding U.S. Letters of Credit is required under Section 2.2(b) or under Section 8.2 or 8.3 above, the U.S. Borrower shall forthwith pay the amount required to be so prepaid, to be held by the Administrative Agent as provided in subsection (b) below.

         (b) All amounts prepaid pursuant to subsection (a) above shall be held by the Administrative Agent in one or more separate collateral accounts (each such account, and the credit balances, properties, and any investments from time to time held therein, and any substitutions for such account, any certificate of deposit or other instrument evidencing any of the foregoing and all proceeds of and earnings on any of the foregoing being collectively called the "Collateral Account") as security for, and for application by the Administrative Agent (to the extent available) to, the reimbursement of any payment under any U.S. Letter of Credit then or thereafter made by the Administrative Agent, and to the payment of the unpaid balance of any other Obligations denominated in U.S. Dollars. The Collateral Account shall be held in the name of and subject to the exclusive dominion and control of the Administrative Agent for the benefit of the Administrative Agent, the U.S. Lenders, and the U.S. L/C Issuers. If and when requested by the U.S. Borrower, the Administrative Agent shall invest funds held in the Collateral Account from time to time in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America with a remaining maturity of one year or less, provided that the Administrative Agent is irrevocably authorized to sell investments held in the Collateral Account when and as required to make payments out of the Collateral Account for application to amounts due and owing from the U.S. Borrower to the U.S. L/C Issuers, the Administrative Agent or the U.S. Lenders; provided, however, that if (i) the U.S. Borrower shall have made payment of all such obligations referred to in subsection (a) above, (ii) all relevant preference or other disgorgement periods relating to the receipt of such payments have passed, and (iii) no Letters of Credit, Commitments, Loans or other Obligations remain outstanding hereunder, then the Administrative Agent shall release to the U.S. Borrower any remaining amounts held in the Collateral Account.

         Section 8.5. Notice of Default. The Administrative Agent shall give notice to the Borrowers under Section 8.1 hereof promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders and the Australian Trustee thereof.

         Section 8.6. Expenses. The Borrowers agree to pay to the Administrative Agent and each Lender, and any other holder of any Note outstanding hereunder, all costs and expenses reasonably incurred or paid by the Administrative Agent and such Lender or any such holder, including reasonable attorneys' fees and court costs, in connection with any Default or Event of Default by the Borrowers hereunder or in connection with the enforcement of any of the Loan Documents (including all such costs and expenses incurred in connection with any proceeding under the United States Bankruptcy Code involving the Borrowers or any Subsidiary as a debtor thereunder).

SECTION 9. CHANGE IN CIRCUMSTANCES.

         Section 9.1. Change of Law. Notwithstanding any other provisions of this Agreement or any Note, if at any time any change in applicable law or regulation or in the interpretation thereof makes it unlawful for any U.S. Lender to make or continue to maintain any Eurodollar Loans in the relevant currency or to perform its obligations as contemplated hereby, such U.S. Lender shall promptly give notice thereof to the U.S. Borrower and such U.S. Lender's obligations to make or maintain Eurodollar Loans under this Agreement shall be suspended until it is no longer unlawful for such U.S. Lender to make or maintain Eurodollar Loans in such currency. The U.S. Borrower shall prepay on demand the outstanding principal amount of any such affected Eurodollar Loans, together with all interest accrued thereon and all other amounts then due and payable to such U.S. Lender under this Agreement; provided, however, subject to all of the terms and conditions of this Agreement, the U.S. Borrower may then elect to borrow the principal amount of the affected Eurodollar Loans from such U.S. Lender by means of Base Rate Loans from such U.S. Lender, which Base Rate Loans shall not be made ratably by the U.S. Lender but only from such affected U.S. Lender.

         Section 9.2. Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOR. If on or prior to the first day of any Interest Period for any Borrowing of Eurodollar Loans:

                  (a) the Administrative Agent determines that deposits in the applicable currency (in the applicable amounts) are not being offered to it in the interbank eurodollar market for such Interest Period, or that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable LIBOR, or

                  (b) the Required Lenders advise the Administrative Agent that (i) LIBOR as determined by the Administrative Agent will not adequately and fairly reflect the cost to such U.S. Lenders of funding their Eurodollar Loans for such Interest Period or (ii) that the making or funding of Eurodollar Loans become impracticable, then the Administrative Agent shall forthwith give notice thereof to the U.S. Borrower and the U.S. Lenders, whereupon until the Administrative Agent notifies the U.S. Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the U.S. Lenders to make Eurodollar Loans shall be suspended.

         Section 9.3. Increased Cost and Reduced Return. (a) If, on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any U.S. Lender (or its Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                  (i) shall subject any U.S. Lender (or its Lending Office) to any tax, duty or other charge with respect to its Eurodollar Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligations owed to it or its obligation to make Eurodollar Loans, issue a U.S. Letter of Credit, or to participate therein, or shall change the basis of taxation of payments to any U.S. Lender (or its Lending Office) of the principal of or interest on its Eurodollar Loans, Letter(s) of Credit, or participations therein or any other amounts due under this Agreement or any other Loan Document in respect of its Eurodollar Loans, Letter(s) of Credit, any participation therein, any

         Reimbursement Obligations owed to it, or its obligation to make Eurodollar Loans, or issue a U.S. Letter of Credit, or acquire participations therein (except for changes in the rate of tax on the overall net income of such U.S. Lender or its Lending Office imposed by the jurisdiction in which such U.S. Lender's principal executive office or Lending Office is located); or

                  (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Eurodollar Loans any such requirement included in an applicable Eurodollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any U.S. Lender (or its Lending Office) or shall impose on any U.S. Lender (or its Lending Office) or on the interbank market any other condition affecting its Eurodollar Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligation owed to it, or its obligation to make Eurodollar Loans, or to issue a U.S. Letter of Credit, or to participate therein;

and the result of any of the foregoing is to increase the cost to such U.S. Lender (or its Lending Office) of making or maintaining any Eurodollar Loan, issuing or maintaining a U.S. Letter of Credit, or participating therein, or to reduce the amount of any sum received or receivable by such U.S. Lender (or its Lending Office) under this Agreement or under any other Loan Document with respect thereto, by an amount deemed by such U.S. Lender to be material, then, within fifteen (15) days after demand by such U.S. Lender (with a copy to the Administrative Agent), the U.S. Borrower shall be obligated to pay to such U.S. Lender such additional amount or amounts as will compensate such U.S. Lender for such increased cost or reduction.

         (b) If, after the date hereof, any U.S. Lender or the Administrative Agent shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any U.S. Lender (or its Lending Office) or any corporation controlling such U.S. Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has had the effect of reducing the rate of return on such U.S. Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such U.S. Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such U.S. Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such U.S. Lender to be material, then from time to time, within fifteen (15) days after demand by such U.S. Lender (with a copy to the Administrative Agent), the U.S. Borrower shall pay to such U.S. Lender such additional amount or amounts as will compensate such U.S. Lender for such reduction.

         (c) A certificate of a U.S. Lender claiming compensation under this Section 9.3 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive if reasonably determined. In determining such amount, such U.S. Lender may use any reasonable averaging and attribution methods.

         Section 9.4. Lending Offices. Each U.S. Lender may, at its option, elect to make its Loans hereunder at the branch, office or affiliate specified on the appropriate signature page hereof (each a "Lending Office") for each type of Loan available hereunder or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a written notice to the U.S. Borrower and the Administrative Agent. To the extent reasonably possible, a U.S. Lender shall designate an alternative branch or funding office with respect to its Eurodollar Loans to reduce any liability of the U.S. Borrower to such U.S. Lender under Section 9.3 hereof or to avoid the unavailability of Eurodollar Loans under Section 9.2 hereof, so long as such designation is not otherwise disadvantageous to the U.S. Lender.

         Section 9.5. Discretion of U.S. Lender as to Manner of Funding. Notwithstanding any other provision of this Agreement, each U.S. Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder with respect to Eurodollar Loans shall be made as if each U.S. Lender had actually funded and maintained each Eurodollar Loan through the purchase of deposits in the applicable currency in the interbank eurodollar market having a maturity corresponding to such Loan's Interest Period, denominated in the relevant currency and bearing an interest rate equal to LIBOR for such Interest Period.

SECTION 10. THE ADMINISTRATIVE AGENT.

         Section 10.1. Appointment and Authorization of Administrative Agent. Each Lender hereby appoints Harris Trust and Savings Bank as the Administrative Agent under the Loan Documents and hereby authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. Without limiting the foregoing, the Administrative Agent is hereby authorized to execute and deliver on behalf of the Lenders the Collateral Documents. The Lenders expressly agree that the Administrative Agent is not acting as a fiduciary of the Lenders in respect of the Loan Documents, the Borrowers or otherwise, and nothing herein or in any of the other Loan Documents shall result in any duties or obligations on the Administrative Agent or any of the Lenders except as expressly set forth herein.

         Section 10.2. Administrative Agent and its Affiliates. The Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise or refrain from exercising such rights and power as though it were not the Administrative Agent, and the Administrative Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with any Borrower or any Affiliate of any Borrower as if it were not the Administrative Agent under the Loan Documents. The term "Lender" as used herein and in all other Loan Documents, unless the context otherwise clearly requires, includes the Administrative Agent in its individual capacity as a Lender. References in
Section 1 hereof to the Administrative Agent's Loans, or to the amount owing to the Administrative Agent for which an interest rate is being determined, refer to the Administrative Agent in its individual capacity as a Lender.

         Section 10.3. Action by Administrative Agent. If the Administrative Agent receives from the Borrowers a written notice of an Event of Default pursuant to Section 7.5 hereof, the Administrative Agent shall promptly give each of the Lenders and the Australian Trustee written notice thereof. The obligations of the Administrative Agent under the Loan Documents are only those expressly set forth therein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action hereunder with respect to any Default or Event of Default, except as expressly provided in Sections 8.2 and 8.5. Upon the occurrence of an Event of Default, the Administrative Agent shall take such action to enforce the Liens granted to the Administrative Agent on the Collateral and to preserve and protect the Collateral as may be directed by the Required Lenders. Unless and until the Required Lenders give such direction, the Administrative Agent may (but shall not be obligated to) take or refrain from taking such actions as it deems appropriate and in the best interest of all the Lenders. In no event, however, shall the Administrative Agent be required to take any action in violation of applicable law or of any provision of any Loan Document, and the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder or under any other Loan Document unless it first receives any further assurances of its indemnification from the Lenders that it may require, including prepayment of any related expenses and any other protection it requires against any and all costs, expense, and liability which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall be entitled to assume that no Default or Event of Default exists unless notified in writing to the contrary by a Lender, the Australian Trustee or the Borrowers. In all cases in which the Loan Documents do not require the Administrative Agent to take specific action, the Administrative Agent shall be fully justified in using its discretion in failing to take or in taking any action thereunder. Any instructions of the Required Lenders, or of any other group of Lenders called for under the specific provisions of the Loan Documents, shall be binding upon all the Lenders and the holders of the Obligations. The Australian Lender agrees that it shall not give the Australian Trustee any instruction that is contrary to any instructions of the Required Lenders (or such other group of Lenders, as the case may be) to the Administrative Agent, and that it shall give the Australian Trustee instructions that are consistent with the instructions of the Required Lenders (or such other group of Lenders, as the case may be) to the Administrative Agent. The Australian Trustee is not required to inquire as to whether the instructions given to it by the Australian Lender are consistent with the instructions of the Required Lenders (or such other group of Lenders, as the case may be) to the Administrative Agent.

         Section 10.4. Consultation with Experts. The Administrative Agent may consult with legal counsel, independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. In no event, however shall the proceeds of any Australian collateral be applied to the payment of any of the U.S. Borrower's Obligations.

         Section 10.5. Liability of Administrative Agent; Credit Decision. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection with the Loan Documents: (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify: (i) any statement, warranty or representation made in connection with this Agreement, any other Loan Document or any Credit Event; (ii) the performance or observance of any of the covenants or agreements of the Borrowers or any Subsidiary contained herein or in any other Loan Document; (iii) the satisfaction of any condition specified in Section 6 hereof, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness, genuineness, enforceability, perfection, value, worth or collectibility hereof or of any other Loan Document or of any other documents or writing furnished in connection with any Loan Document or of any Collateral; and the Administrative Agent makes no representation of any kind or character with respect to any such matter mentioned in this sentence. The Administrative Agent may execute any of its duties under any of the Loan Documents by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, the Borrowers, or any other Person for the default or misconduct of any such agents or attorneys-in-fact selected with reasonable care. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, other document or statement (whether written or oral) believed by it to be genuine or to be sent by the proper party or parties. In particular and without limiting any of the foregoing, the Administrative Agent shall have no responsibility for confirming the accuracy of any compliance certificate or other document or instrument received by it under the Loan Documents. The Administrative Agent may treat the payee of any Note as the holder thereof until written notice of transfer shall have been filed with the Administrative Agent signed by such payee in form satisfactory to the Administrative Agent. Each Lender acknowledges that it has independently and without reliance on the Administrative Agent, any other Lender or the Australian Trustee, and based upon such information, investigations and inquiries as it deems appropriate, made its own credit analysis and decision to extend credit to the Borrowers in the manner set forth in the Loan Documents. It shall be the responsibility of each Lender to keep itself informed as to the creditworthiness of the Borrowers and their Subsidiaries, and neither the Administrative Agent nor the Australian Trustee shall have any liability to any Lender with respect thereto.

         Section 10.6. Indemnity. The Lenders shall ratably, in accordance with their respective Percentages, indemnify and hold the Administrative Agent, and its directors, officers, employees, agents, and representatives harmless from and against any liabilities, losses, costs or expenses suffered or incurred by it under any Loan Document or in connection with the transactions contemplated thereby, regardless of when asserted or arising, except to the extent they are promptly reimbursed for the same by the Borrowers and except to the extent that any event giving rise to a claim was caused by the gross negligence or willful misconduct of the party seeking to be indemnified. The obligations of the Lenders under this Section shall survive termination of this Agreement. The Administrative Agent shall be entitled to offset amounts received for the account of a Lender under this Agreement against unpaid amounts due from such Lender to the Administrative Agent hereunder (whether as fundings of participations, indemnities or otherwise), but shall not be entitled to offset against amounts owed to the Administrative Agent by any Lender arising outside of this Agreement and the other Loan Documents.

         Section 10.7. Resignation of Administrative Agent and Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrowers. Upon any such resignation of the Administrative Agent, the Required

Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which may be any Lender hereunder or any commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $200,000,000. Upon the acceptance of its appointment as the Administrative Agent hereunder, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent under the Loan Documents, and the retiring Administrative Agent shall be discharged from its duties and obligations thereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 10 and all protective provisions of the other Loan Documents shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent, but no successor Administrative Agent shall in any event be liable or responsible for any actions of its predecessor. If the Administrative Agent resigns and no successor is appointed, the rights and obligations of such Administrative Agent shall be automatically assumed by the Required Lenders and (i) the Borrowers shall be directed to make all payments due each Lender hereunder directly to such Lender and (ii) the Administrative Agent's rights in the Collateral Documents shall be assigned without representation, recourse or warranty to the Lenders as their interests may appear.

         Section 10.8. U.S. L/C Issuers. The U.S. L/C Issuer shall act on behalf of the Lenders with respect to any U.S. Letters of Credit issued by it and the documents associated therewith. The U.S. L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Section 10 with respect to any acts taken or omissions suffered by the U.S. L/C Issuer in connection with U.S. Letters of Credit issued by it or proposed to be issued by it and the Applications pertaining to such U.S. Letters of Credit as fully as if the term "Administrative Agent", as used in this Section 10, included the U.S. L/C Issuer with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to such U.S. L/C Issuer.

         Section 10.9. Hedging Liability and Funds Transfer and Deposit Account Liability Arrangements. By virtue of a Lender's execution of this Agreement or an assignment agreement pursuant to Section 12.12 hereof, as the case may be, any Affiliate of such Lender with whom any Borrower or any Subsidiary has entered into an agreement creating Hedging Liability or Funds Transfer and Deposit Account Liability shall be deemed a Lender party hereto for purposes of any reference in a Loan Document to the parties for whom the Administrative Agent is acting, it being understood and agreed that the rights and benefits of such Affiliate under the Loan Documents consist exclusively of such Affiliate's right to share in payments and collections out of the Collateral and the Guaranties as more fully set forth in Section 2.2 hereof, and subject to the limitations on sharing of Australian collateral and guaranties as described in other provisions of the Loan Documents. In connection with any such distribution of payments and collections, the Administrative Agent shall be entitled to assume no amounts are due to any Lender or its Affiliate with respect to Hedging Liability or Funds Transfer and Deposit Account

Liability unless such Lender has notified the Agent in writing of the amount of any such liability owed to it or its Affiliate prior to such distribution.

         Section 10.10. Designation of Additional Agents. The Administrative Agent shall have the continuing right, for purposes hereof, at any time and from time to time to designate one or more of the Lenders (and/or its or their Affiliates) as "syndication agents," "documentation agents," "arrangers," or other designations for purposes hereto, but such designation shall have no substantive effect, and such Lenders and their Affiliates shall have no additional powers, duties or responsibilities as a result thereof.

         Section 10.11. Authorization to Release or Subordinate or Limit Liens. The Administrative Agent is hereby irrevocably authorized by each of the Lenders to (a) release any Lien covering any Collateral that is sold, transferred, or otherwise disposed of in accordance with the terms and conditions of this Agreement and the relevant Collateral Documents (including a sale, transfer, or disposition permitted by the terms of Section 7.10 hereof or which has otherwise been consented to in accordance with Section 12.13 hereof), (b) release or subordinate any Lien on Collateral consisting of goods financed with purchase money indebtedness or under a Capital Lease to the extent such purchase money indebtedness or Capitalized Lease Obligation, and the Lien securing the same, are permitted by Sections 7.7(b) and 7.8(d) hereof, and (c) to reduce or limit the amount of the indebtedness secured by any particular item of Collateral to an amount not less than the estimated value thereof to the extent necessary to reduce mortgage registry, filing and similar tax.

SECTION 11. THE GUARANTEES.

         Section 11.1. The Guarantees. To induce the Lenders to provide the credits described herein and in consideration of benefits expected to accrue to each of the Borrowers by reason of the Commitments and for other good and valuable consideration, receipt of which is hereby acknowledged, the U.S. Borrower and each Domestic Subsidiary of the U.S. Borrower (including any Subsidiary formed or acquired after the Closing Date and becoming a party hereto by executing an Additional Guarantor Supplement in the form attached hereto as Exhibit F or such other form acceptable to the Administrative Agent, the U.S. Borrower and each such Subsidiary individually a "Guarantor" and collectively, the "Guarantors") hereby unconditionally and irrevocably guarantee jointly and severally to the Administrative Agent, the Lenders, and their Affiliates, the due and punctual payment of all present and future Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability, including, but not limited to, the due and punctual payment of principal of and interest on the Notes, the Reimbursement Obligations, and the due and punctual payment of all other Obligations now or hereafter owed by the U.S. Borrower under the Loan Documents as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, according to the terms hereof and thereof. In case of failure by any Borrower punctually to pay any Obligations, Hedging Liability, or Funds Transfer and Deposit Account Liability guaranteed hereby, each of the other Guarantors of such Borrower's Obligations hereby unconditionally agrees to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, and as if such payment were made by the relevant Borrower.

         Section 11.2. Guarantee Unconditional. The obligations of each Guarantor under this Section 11 shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged, or otherwise affected by:

                  (a) any extension, renewal, settlement, compromise, waiver, or release in respect of any obligation of any Borrower or of any other guarantor under this Agreement or any other Loan Document or by operation of law or otherwise;

                  (b) any modification or amendment of or supplement to this Agreement or any other Loan Document;

                  (c) any change in the corporate existence, structure, or ownership of, or any insolvency, bankruptcy, reorganization, or other similar proceeding affecting, any Borrower, any other guarantor, or any of their respective assets, or any resulting release or discharge of any obligation of any Borrower or of any other guarantor contained in any Loan Document;

                  (d) the existence of any claim, set-off, or other rights which any Borrower or any other guarantor may have at any time against the Administrative Agent, any Lender, or any other Person, whether or not arising in connection herewith;

                  (e) any failure to assert, or any assertion of, any claim or demand or any exercise of, or failure to exercise, any rights or remedies against any Borrower, any other guarantor, or any other Person or Property;

                  (f) any application of any sums by whomsoever paid or howsoever realized to any obligation of any Borrower, regardless of what obligations of the Borrowers remain unpaid;

                  (g) any invalidity or unenforceability relating to or against any Borrower or any other guarantor for any reason of this Agreement or of any other Loan Document or any provision of applicable law or regulation purporting to prohibit the payment by any Borrower or any other guarantor of the principal of or interest on any Note or any Reimbursement Obligation or any other amount payable under the Loan Documents; or

                  (h) any other act or omission to act or delay of any kind by the Administrative Agent, any Lender, or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of any Guarantor under this Section 11.

         Section 11.3. Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances. Each Guarantor's obligations under this Section 11 shall remain in full force and effect until the Commitments are terminated, all Letters of Credit have expired, and the principal of and interest on the Notes and all other amounts payable by any Borrower and the Guarantors under this Agreement and all other Loan Documents and, if then outstanding and unpaid, all Hedging Liability and Funds Transfer and Deposit Account Liability shall have been paid in full.

If at any time any payment of the principal of or interest on any Note or any Reimbursement Obligation or any other amount payable by any Borrower or any Guarantor under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of any Borrower or of any Guarantor, or otherwise, each Guarantor's obligations under this Section 11 with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

         Section 11.4. Subrogation. Each Guarantor agrees it will not exercise any rights which it may acquire by way of subrogation by any payment made hereunder, or otherwise, until all the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability shall have been paid in full subsequent to the termination of all the Commitments and expiration of all Letters of Credit. If any amount shall be paid to a Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability and all other amounts payable by any Borrower hereunder and the other Loan Documents and (y) the termination of the Commitments and expiration of all Letters of Credit, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent for the benefit of the Lenders or be credited and applied upon the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability, whether matured or unmatured, in accordance with the terms of this Agreement.

         Section 11.5. Waivers. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest, and any notice not provided for herein, as well as any requirement that at any time any action be taken by the Administrative Agent, any Lender, or any other Person against any Borrower, another guarantor, or any other Person.

         Section 11.6. Limit on Recovery. Notwithstanding any other provision hereof, the right of recovery against each Guarantor under this Section 11 shall not exceed $1.00 less than the lowest amount which would render such Guarantor's obligations under this Section 11 void or voidable under applicable law, including, without limitation, fraudulent conveyance law.

         Section 11.7. Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Borrower under this Agreement or any other Loan Document, or under any agreement establishing Hedging Liability or Funds Transfer and Deposit Account Liability, is stayed upon the insolvency, bankruptcy or reorganization of such Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement or the other Loan Documents, or under any agreement establishing Hedging Liability or Funds Transfer and Deposit Account Liability, shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Administrative Agent made at the request of the Required Lenders.

         Section 11.8. Benefit to Guarantors. All of the Guarantors are engaged in related businesses and integrated to such an extent that the financial strength and flexibility of each Guarantor has a direct impact on the success of each other Guarantor. Each Guarantor will derive substantial direct and indirect benefit from the extension of credit hereunder.

         Section 11.9. Guarantor Covenants. Each Guarantor shall take such action as the Borrowers are required by this Agreement to cause such Guarantor to take, and shall refrain from taking such action as the Borrowers are required by this Agreement to prohibit such Guarantor from taking.

SECTION 12. MISCELLANEOUS.

         Section 12.1. Withholding Taxes. (a) Payments Free of Withholding. Except as otherwise required by law and subject to Section 12.1(b) hereof, each payment by the Borrowers under this Agreement or the other Loan Documents shall be made without withholding for or on account of any present or future taxes (other than overall net income taxes on the recipient) imposed by or within the jurisdiction in which the Borrowers are domiciled, any jurisdiction from which the Borrowers make any payment, or (in each case) any political subdivision or taxing authority thereof or therein. If any such withholding is so required, the Borrowers shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender and the Administrative Agent free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that Lender or the Administrative Agent (as the case may be) would have received had such withholding not been made. If the Administrative Agent or any Lender pays any amount in respect of any such taxes, penalties or interest, the Borrowers shall reimburse the Administrative Agent or such Lender for that payment on demand in the currency in which such payment was made. If the Borrowers pay any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the Lender or Administrative Agent on whose account such withholding was made (with a copy to the Administrative Agent if not the recipient of the original) on or before the thirtieth day after payment.

         (b) U.S. Withholding Tax Exemptions. Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrowers and the Administrative Agent on or before the date the initial Credit Event is made hereunder or, if later, the date such financial institution becomes a Lender hereunder, two duly completed and signed copies of (i) either Form W-8 BEN (relating to such Lender and entitling it to a complete exemption from withholding under the Code on all amounts to be received by such Lender, including fees, pursuant to the Loan Documents and the Obligations) or Form W-8 ECI (relating to all amounts to be received by such Lender, including fees, pursuant to the Loan Documents and the Obligations) of the United States Internal Revenue Service or (ii) solely if such Lender is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8 BEN, or any successor form prescribed by the Internal Revenue Service, and a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of any Borrower and is not a controlled foreign corporation related to any Borrower (within the meaning of Section 864(d)(4) of the Code). Thereafter and from time to time, each Lender shall submit to the Borrowers and the Administrative Agent such additional duly completed and signed copies of one or the other of such Forms (or such successor forms as shall be adopted from time to time by the relevant

United States taxing authorities) and such other certificates as may be (i) requested by the Borrowers in a written notice, directly or through the Administrative Agent, to such Lender and (ii) required under then-current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Lender, including fees, pursuant to the Loan Documents or the Obligations. Upon the request of the Borrowers or the Administrative Agent, each Lender that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrowers and the Administrative Agent a certificate to the effect that it is such a United States person.

         (c) Inability of Lender to Submit Forms. If any Lender determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Borrowers or the Administrative Agent any form or certificate that such Lender is obligated to submit pursuant to subsection (b) of this Section 12.1 or that such Lender is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Lender shall promptly notify the Borrowers and Administrative Agent of such fact and the Lender shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.

         Section 12.2. No Waiver, Cumulative Remedies. No delay or failure on the part of the Administrative Agent or any Lender or on the part of the holder or holders of any of the Obligations in the exercise of any power or right under any Loan Document shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The rights and remedies hereunder of the Administrative Agent, the Lenders and of the holder or holders of any of the Obligations are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

         Section 12.3. Non-Business Days. If any payment hereunder becomes due and payable on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day on which date such payment shall be due and payable. In the case of any payment of principal falling due on a day which is not a Business Day, interest on such principal amount shall continue to accrue during such extension at the rate per annum then in effect, which accrued amount shall be due and payable on the next scheduled date for the payment of interest.

         Section 12.4. Documentary Taxes. The Borrowers agree to pay on demand any documentary, stamp or similar taxes payable in respect of this Agreement or any other Loan Document, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.

         Section 12.5. Survival of Representations. All representations and warranties made herein or in any other Loan Document or in certificates given pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder.

         Section 12.6. Survival of Indemnities. All indemnities and other provisions relative to reimbursement to the Lenders of amounts sufficient to protect the yield of the Lenders with respect to the Loans and Letters of Credit, including, but not limited to, Sections 1.11, 9.3, and 12.15 hereof, shall survive the termination of this Agreement and the other Loan Documents and the payment of the Obligations.

         Section 12.7. Sharing of Set-Off. Each U.S. Lender agrees with each other U.S. Lender a party hereto that if such U.S. Lender shall receive and retain any payment, whether by set-off or application of deposit balances or otherwise, on any of the Loans or Reimbursement Obligations in excess of its ratable share of payments on all such Obligations then outstanding to the U.S. Lenders, then such U.S. Lender shall purchase for cash at face value, but without recourse, ratably from each of the other U.S. Lenders such amount of the Loans or Reimbursement Obligations, or participations therein, held by each such other U.S. Lenders (or interest therein) as shall be necessary to cause such U.S. Lender to share such excess payment ratably with all the other U.S. Lenders; provided, however, that if any such purchase is made by any U.S. Lender, and if such excess payment or part thereof is thereafter recovered from such purchasing U.S. Lender, the related purchases from the other U.S. Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. For purposes of this Section, amounts owed to or recovered by the U.S. L/C Issuer in connection with Reimbursement Obligations in which U.S. Lenders have been required to fund their participation shall be treated as amounts owed to or recovered by the U.S. L/C Issuer as a U.S. Lender hereunder.

         Section 12.8. Notices. Except as otherwise specified herein, all notices hereunder and under the other Loan Documents shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereafter specify by notice to the Administrative Agent and the Borrowers given by courier, by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices under the Loan Documents to the Lenders and the Administrative Agent shall be addressed to their respective addresses or telecopier numbers set forth on the signature pages hereof, and to the Borrowers to:

                  c/o Penford Corporation
                  7094 South Revere Parkway
                  Englewood, Colorado 80112
                  Attention:  Chief Financial Officer
                  Telephone:  (303) 649-1900
                  Telecopy:   (303) 649-1700

Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section or on the signature pages hereof and a confirmation of such telecopy has been received by the sender,

(ii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section or on the signature pages hereof; provided that any notice given pursuant to Section 1 hereof shall be effective only upon receipt. Any notice given to the Lenders shall also be given to the Australian Trustee.

         Section 12.9. Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

         Section 12.10. Successors and Assigns. This Agreement shall be binding upon the Borrowers and the Guarantors and their successors and assigns, and shall inure to the benefit of the Administrative Agent and each of the Lenders and the benefit of their respective successors and assigns, including any subsequent holder of any of the Obligations. The Borrowers and the Guarantors may not assign any of their rights or obligations under any Loan Document without the written consent of all of the Lenders.

         Section 12.11. Participants. Each Lender shall have the right at its own cost to grant participations (to be evidenced by one or more agreements or certificates of participation) in the Loans made and Reimbursement Obligations and/or Commitments held by such Lender at any time and from time to time to one or more other Persons; provided that no such participation shall relieve any Lender of any of its obligations under this Agreement, and, provided, further that no such participant shall have any rights under this Agreement except as provided in this Section, and the Administrative Agent shall have no obligation or responsibility to such participant. Any agreement pursuant to which such participation is granted shall provide that the granting Lender shall retain the sole right and responsibility to enforce the obligations of the Borrowers under this Agreement and the other Loan Documents including, without limitation, the right to approve any amendment, modification or waiver of any provision of the Loan Documents, except that such agreement may provide that such Lender will not agree to any modification, amendment or waiver of the Loan Documents that would reduce the amount of or postpone any fixed date for payment of any Obligation in which such participant has an interest. Any party to which such a participation has been granted shall have the benefits of Section 1.11 and Section 9.3 hereof. The Borrowers authorize each Lender to disclose to any participant or prospective participant under this Section any financial or other information pertaining to the Borrowers or any Subsidiary thereof, provided that such participant or prospective participant shall have agreed in writing prior to its receipt of such information to maintain all such information confidential and not to disclose such information to any other Person except any such information
(a) that has become generally available to the public, (b) if required or appropriate in any report, statement or testimony submitted to any regulatory body having or claiming to have jurisdiction over such Lender, (c) if required or appropriate in response to any summons or subpoena or in connection with any litigation or (d) in order to comply with any law, order, regulation or ruling applicable to such Lender.

         Section 12.12. Assignments. (a) Each Lender shall have the right at any time, with the prior consent of the Administrative Agent and, so long as no Event of Default then exists, the Borrowers (which consent of the Borrowers shall not be unreasonably withheld) to sell, assign, transfer or negotiate all or any part of its rights and obligations under the Loan Documents (including, without limitation, the indebtedness evidenced by the Notes then held by such assigning Lender, together with an equivalent percentage of its obligation to make Loans and participate in Letters of Credit) to one or more commercial banks or other financial institutions or investors, provided that, unless otherwise agreed to by the Administrative Agent, such assignment shall be of a fixed percentage (and not by its terms of varying percentage) of the assigning Lender's rights and obligations under the Loan Documents; provided, however, that in order to make any such assignment (i) unless the assigning Lender is assigning all of its Commitments, outstanding Loans and interests in Letters of Credit Obligations, the assigning Lender shall retain at least $5,000,000 in unused Commitments, outstanding Loans and interests in Letters of Credit, (ii) the assignee Lender shall have Commitments, outstanding Loans and interests in Letters of Credit of at least $5,000,000, (iii) each such assignment shall be evidenced by a written agreement (substantially in the form attached hereto as Exhibit G or in such other form acceptable to the Administrative Agent) executed by such assigning Lender, such assignee Lender or Lenders, the Administrative Agent and, if required as provided above, the Borrowers, which agreement shall specify in each instance the portion of the Obligations which are to be assigned to the assignee Lender and the portion of the Commitments of the assigning Lender to be assumed by the assignee Lender, and (iv) the assigning Lender shall pay to the Administrative Agent a processing fee of $3,500 and any out-of-pocket attorneys' fees and expenses incurred by the Administrative Agent in connection with any such assignment agreement. Any such assignee shall become a Lender for all purposes hereunder to the extent of the rights and obligations under the Loan Documents it assumes and the assigning Lender shall be released from its obligations, and will have released its rights, under the Loan Documents to the extent of such assignment. The address for notices to such assignee Lender shall be as specified in the assignment agreement executed by it. Promptly upon the effectiveness of any such assignment agreement, the Borrowers shall execute and deliver replacement Notes to the assignee Lender and the assigning Lender in the respective amounts of their Commitments (or assigned principal amounts, as applicable) after giving effect to the reduction occasioned by such assignment (all such Notes to constitute "Notes" for all purposes of the Loan Documents), and the assignee Lender shall thereafter surrender to the Borrowers its old Notes. The Borrowers authorize each Lender to disclose to any purchaser or prospective purchaser of an interest in the Loans and interest in Letters of Credit owed to it or its Commitments under this Section any financial or other information pertaining to the Borrowers or any Subsidiary thereof.

         (b) Any Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or grant to a Federal Reserve Bank, and this Section shall not apply to any such pledge or grant of a security interest; provided that no such pledge or grant of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or secured party for such Lender as a party hereto; provided further, however, the right of any such pledgee or grantee (other than any Federal Reserve Bank) to further transfer all or any portion of the rights pledged or granted to it, whether by means of foreclosure or otherwise, shall be at all times subject to the terms of this Agreement.

         Section 12.13. Amendments. Any provision of this Agreement or the other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by (a) the Borrowers, (b) the Required Lenders, (c) if the rights or duties of the Administrative Agent are affected thereby, the Administrative Agent, (d) if the rights or duties of the Australian Agent are affected thereby, the Australian Agent, and (e) if the rights or duties of the Australian Trustee are affected thereby, the Australian Trustee; provided that:

                  (i) no amendment or waiver pursuant to this Section 12.13 shall (A) increase any Commitment of any Lender without the consent of such Lender or (B) reduce the amount of or postpone the date for any scheduled payment of any principal of or interest on any Loan or of any Reimbursement Obligation or of any fee payable hereunder without the consent of the Lender to which such payment is owing or which has committed to make such Loan or U.S. Letter of Credit (or participate therein) hereunder; and

                  (ii) no amendment or waiver pursuant to this Section 12.13 shall, unless signed by each Lender, increase the aggregate Commitments of the Lenders, change the definitions of Revolving Credit Termination Date or Required Lenders, change the provisions of this Section 12.13, release any material guarantor or any substantial part of the Collateral (except as otherwise provided for in the Loan Documents), or affect the number of Lenders required to take any action hereunder or under any other Loan Document.

         Section 12.14. Headings. Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement.

         Section 12.15. Costs and Expenses; Indemnification. (a) The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, syndication, and administration of the Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, in connection with the preparation and execution of the Loan Documents, and any amendment, waiver or consent related thereto, whether or not the transactions contemplated herein are consummated, together with any fees and charges suffered or incurred by the Administrative Agent in connection with periodic environmental audits, fixed asset appraisals, title insurance policies, collateral filing fees and lien searches. The Borrowers further agree to indemnify the Administrative Agent, each Lender, and their respective directors, officers, employees, agents, financial advisors, and consultants against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all reasonable expenses of litigation or preparation therefor, whether or not the indemnified Person is a party thereto, or any settlement arrangement arising from or relating to any such litigation) which any of them may pay or incur arising out of or relating to any Loan Document or any of the transactions contemplated thereby or the direct or indirect application or proposed application of the proceeds of any Loan or U.S. Letter of Credit, other than those which arise from the gross negligence or willful misconduct of the party claiming indemnification. The Borrowers, upon demand by the Administrative Agent or a Lender at any time, shall reimburse the Administrative Agent or such Lender for any legal or other expenses incurred in connection with investigating or defending against any of the foregoing (including any settlement costs relating to the foregoing) except if the same is directly due to the gross negligence or willful misconduct of the party to be indemnified. The obligations of the Borrowers under this Section shall survive the termination of this Agreement.

         (b) The Borrowers unconditionally agree to forever indemnify, defend and hold harmless, and covenant not to sue for any claim for contribution against, the Administrative Agent and the Lenders for any damages, costs, loss or expense, including without limitation, response, remedial or removal costs, arising out of any of the following: (i) any presence, release, threatened release or disposal of any hazardous or toxic substance or petroleum by any Borrower or any Subsidiary or otherwise occurring on or with respect to its Property (whether owned or leased), (ii) the operation or violation of any environmental law, whether federal, state, or local, and any regulations promulgated thereunder, by any Borrower or any Subsidiary or otherwise occurring on or with respect to its Property (whether owned or leased), (iii) any claim for personal injury or property damage in connection with any Borrower or any Subsidiary or otherwise occurring on or with respect to its Property (whether owned or leased), and (iv) the inaccuracy or breach of any environmental representation, warranty or covenant by any Borrower or any Subsidiary made herein or in any other Loan Document evidencing or securing any Obligations or setting forth terms and conditions applicable thereto or otherwise relating thereto, except for damages arising from the willful misconduct or gross negligence of the party claiming indemnification. This indemnification shall survive the payment and satisfaction of all Obligations and the termination of this Agreement, and shall remain in force beyond the expiration of any applicable statute of limitations and payment or satisfaction in full of any single claim under this indemnification. This indemnification shall be binding upon the successors and assigns of the Borrowers and shall inure to the benefit of Administrative Agent and the Lenders directors, officers, employees, agents, and collateral trustees, and their successors and assigns.

         (c) The U.S Borrower hereby agrees to indemnify the Administrative Agent and each Lender for the full amount of Indemnified Taxes (including, without limitation, any Indemnified Taxes imposed on amounts payable under this Section) paid by the Administrative Agent or such Lender in respect of payments of any Obligations, Hedging Liability or Funds Transfer and Deposit Account Liability to or for the account of any Lender or the Administrative Agent hereunder or under any of the Loan Documents and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within 30 days of the date the Administrative Agent or such Lender makes demand therefor. For purposes of this Section, the term "Indemnified Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing imposed by the Commonwealth of Australia or New Zealand or any authority thereof or therein, but excluding, in the case of each Lender or applicable lending installation and the Administrative Agent, taxes imposed on its overall net income, franchise, and doing business taxes imposed on it, (i) by the jurisdiction under the laws of which such Lender or the Administrative Agent is incorporated or organized, (ii) by the jurisdiction in which the Administrative Agent's or such Lender's principal executive office or such Lender's applicable lending installation is located, or (iii) as a result of any connection between such Lender or the Administrative Agent, as applicable, and the Commonwealth of Australia or New Zealand, as applicable.

         Section 12.16. Set-off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default, each Lender and each subsequent holder of any Obligation is hereby authorized by the Borrowers and each Guarantor at any time or from time to time, without notice to the Borrowers or such Guarantor or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts, and in whatever currency denominated) and any other indebtedness at any time held or owing by that Lender or that subsequent holder to or for the credit or the account of the Borrowers or such Guarantor, whether or not matured, against and on account of the Obligations of the Borrowers or such Guarantor to that Lender or that subsequent holder under the Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with the Loan Documents, irrespective of whether or not (a) that Lender or that subsequent holder shall have made any demand hereunder or
(b) the principal of or the interest on the Loans or Notes and other amounts due hereunder shall have become due and payable pursuant to Section 8 and although said obligations and liabilities, or any of them, may be contingent or unmatured.

         Section 12.17. Entire Agreement. The Loan Documents constitute the entire understanding of the parties thereto with respect to the subject matter thereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby.

         Section 12.18. Governing Law. This Agreement and the other Loan Documents, and the rights and duties of the parties hereto, shall be governed by and construed and determined in accordance with the internal laws of the State of Illinois.

         Section 12.19. Severability of Provisions. Any provision of any Loan Document which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. All rights, remedies and powers provided in this Agreement and the other Loan Documents may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Agreement and other Loan Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement or the other Loan Documents invalid or unenforceable.

         Section 12.20. Excess Interest. Notwithstanding any provision to the contrary contained herein or in any other Loan Document, no such provision shall require the payment or permit the collection of any amount of interest in excess of the maximum amount of interest permitted by applicable law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the Loans or other obligations outstanding under this Agreement or any other Loan Document ("Excess Interest"). If any Excess Interest is provided for, or is adjudicated to be provided for, herein or in any other Loan Document, then in such event (a) the provisions of this Section shall govern and control,
(b) neither of the Borrowers nor any guarantor or endorser shall be obligated to pay any Excess Interest, (c) any Excess Interest that the Administrative

Agent or any Lender may have received hereunder shall, at the option of the Administrative Agent, be (i) applied as a credit against the then outstanding principal amount of Obligations hereunder and accrued and unpaid interest thereon (not to exceed the maximum amount permitted by applicable law), (ii) refunded to the Borrowers, or (iii) any combination of the foregoing, (d) the interest rate payable hereunder or under any other Loan Document shall be automatically subject to reduction to the maximum lawful contract rate allowed under applicable usury laws (the "Maximum Rate"), and this Agreement and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in the relevant interest rate, and (e) neither of the Borrowers nor any guarantor or endorser shall have any action against the Administrative Agent or any Lender for any damages whatsoever arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any of Borrowers' Obligations is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on the Borrowers' Obligations shall remain at the Maximum Rate until the Lenders have received the amount of interest which such Lenders would have received during such period on the Borrowers' Obligations had the rate of interest not been limited to the Maximum Rate during such period.

         Section 12.21. Construction. NOTHING CONTAINED HEREIN SHALL BE DEEMED OR CONSTRUED TO PERMIT ANY ACT OR OMISSION WHICH IS PROHIBITED BY THE TERMS OF ANY OF THE OTHER LOAN DOCUMENTS, THE COVENANTS AND AGREEMENTS CONTAINED HEREIN BEING IN ADDITION TO AND NOT IN SUBSTITUTION FOR THE COVENANTS AND AGREEMENTS CONTAINED IN THE OTHER LOAN DOCUMENTS.

         Section 12.22. Lender's Obligations Several. The obligations of the Lenders hereunder are several and not joint. Nothing contained in this Agreement and no action taken by the Lenders pursuant hereto shall be deemed to constitute the Lenders a partnership, association, joint venture or other entity.

         Section 12.23. Submission to Jurisdiction; Waiver of Jury Trial. The Borrowers and the Guarantors hereby submit to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois State court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby. The Borrowers and the Guarantors irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. THE BORROWERS, THE GUARANTORS, THE ADMINISTRATIVE AGENT, AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

         Section 12.24. Australian Trustee.

         (a) Australian Trustee's Capacity. The Australian Trustee enters into this Agreement in its capacity as trustee of the Penford Debenture Trust and the Penford Security Trust.

         (b) Australian Trustee Acts as Nominee. Notwithstanding any other provision of this Agreement, each party to this Agreement (other than the Australian Trustee) acknowledges that:

                  (i) the Australian Trustee (in its capacity as trustee of the Penford Debenture Trust): (x) holds the benefit of this Agreement for the benefit of the Debenture Holders; (y) is bound to act on the instructions of the Debenture Holders pursuant to the terms of the Debenture Trust Deed; and (z) in the absence of such instructions from the Debenture Holders or where a force majeure event exists, the Australian Trustee is not bound to act.

                  (ii) the Australian Trustee (in its capacity as trustee of the Penford Security Trust): (x) holds the benefit of this Agreement for the benefit of the Beneficiaries; (y) is bound to act on the instructions of the Beneficiaries pursuant to the terms of the Security Trust Deed; and (z) in the absence of such instructions from the Beneficiaries or where a force majeure event exists, the Australian Trustee is not bound to act.

         (c) Duties Limited. The obligations, duties and responsibilities of the Australian Trustee (in its capacity as trustee of the Penford Debenture Trust) are limited to those expressly set out in the Debenture Trust Deed and this Agreement. The obligations, duties and responsibilities of the Australian Trustee (in its capacity as trustee of the Penford Security Trust) are limited to those expressly set out in the Security Trust Deed and this Agreement.

         (d)      Acknowledge Indemnity. It is acknowledged that:

                  (i) the Australian Trustee (in its capacity as trustee of the Penford Debenture Trust) is entitled to be indemnified for its actions under this Agreement: (x) out of the assets of the Penford Debenture Trust; and (y) by the Debenture Holders, except where the Australian Trustee has been guilty of fraud, willful misconduct or gross negligence; and

                  (ii) the Australian Trustee (in its capacity as trustee of the Penford Security Trust) is entitled to be indemnified for its actions under this Agreement: (x) out of the assets of the Penford Security Trust; and (y) by the Beneficiaries, except where the Australian Trustee has been guilty of fraud, willful misconduct or gross negligence.

         (e) Limits on Liability. (i) Subject to Section 12.24(e)(ii) hereof, each party to this Agreement (other than the Australian Trustee) acknowledges and agrees that: (x) the Australian Trustee's liability under this Agreement is limited to its ability to be indemnified in the manner set out in
Section 12.24(d) hereof; and (y) it will not have any recourse to the Australian Trustee beyond that for which the Australian Trustee is entitled to be so indemnified as contemplated by Section 12.24(d) hereof.

                  (ii) The limitation of liability set out in Section 12.24(e)(i) hereof will not apply where the Australian Trustee has been guilty of fraud, willful misconduct or gross negligence.

         (f) Assignment by Australian Trustee. (i) Each party to this Agreement (other than the Australian Trustee) acknowledges and agrees that the Australian Trustee may assign its rights and novate or otherwise transfer its obligations under this Agreement to any replacement trustee that is appointed under the Debenture Trust Deed or the Security Trust Deed.

         (ii) Each party to this Agreement (other than the Australian Trustee) agrees that it will enter into a novation deed with any replacement trustee that is appointed under the Debenture Trust Deed or the Security Trust Deed (in a form acceptable to the Australian Trustee and the replacement trustee).

         (g) Definitions. For purposes of this Section 12.24, the following terms shall be defined as follows:

         "Debenture Holder" has the same meaning as in the Debenture Trust Deed.

         "Beneficiary" has the same meaning as in the Security Trust Deed. "Penford Debenture Trust" means the trust constituted under the Debenture Trust Deed.

         "Penford Security Trust" means the trust constituted under the Security Trust Deed.

                           [SIGNATURE PAGES TO FOLLOW]

         This Agreement is entered into between us for the uses and purposes hereinabove set forth as of the date first above written.

                                        "U.S. BORROWER"

                                        PENFORD CORPORATION

                                        By /s/ Steven O. Cordier
                                           -------------------------------------
                                           Name Steven O. Cordier
                                           Title Vice President and Chief
                                           Financial Officer

                                        "AUSTRALIAN BORROWERS"

                                        PENFORD AUSTRALIA LIMITED

                                        By /s/ Steven O. Cordier
                                           -------------------------------------
                                           Name Steven O. Cordier
                                           Title Director

                                        PENFORD HOLDINGS PTY. LIMITED

                                        By /s/ Steven O. Cordier
                                           -------------------------------------
                                           Name Steven O. Cordier
                                           Title Director

                                        "GUARANTORS"

                                        PENFORD PRODUCTS CO.

                                        By /s/ Steven O. Cordier
                                           -------------------------------------
                                           Name Steven O. Cordier
                                           Title Vice President and Chief
                                           Financial Officer

                      [Signature Page to Credit Agreement]

                                        "U.S. LENDERS"

                                        HARRIS TRUST AND SAVINGS BANK, in its
                                           individual capacity as a Lender, as
                                           U.S. L/C Issuer, and as
                                           Administrative Agent

                                        By /s/ Karen L. Knudsen
                                           -------------------------------------
                                           Name Karen L. Knudsen
                                           Title Vice President

                                        Address:

                                        111 West Monroe Street
                                        Chicago, Illinois 60603
                                        Attention:  Food Group
                                        Telecopy:   (312) 765-8095
                                        Telephone:  (312) 461-3776

                                        WELLS FARGO BANK, N.A.

                                        By /s/ Catherine M. Jones
                                           -------------------------------------
                                           Name Catherine M. Jones
                                           Title Vice President

                                        Address:

                                        WELLS FARGO BANK, N.A.
                                        1740 Broadway Mac# C7301-031
                                        Denver, CO  80274
                                        Attention:  Catherine M. Jones
                                        Telecopy:   (303) 863-6670
                                        Telephone:  (303) 863-5070

                                        U.S. BANK NATIONAL ASSOCIATION

                                        By /s/ Kenneth D. Brown
                                           -------------------------------------
                                           Name Kenneth D. Brown
                                           Title Vice President

                                        Address:

                                        918-17th St., 4th Floor
                                        Denver, CO 80202
                                        Attention:  Kenneth D. Brown
                                        Telecopy:   (303) 585-6935
                                        Telephone:  (303) 585-4202

                      [Signature Page to Credit Agreement]

                                        LASALLE BANK NATIONAL ASSOCIATION

                                        By /s/ Keith J. Cable
                                           -------------------------------------
                                           Name Keith J. Cable
                                           Title Assistant Vice President

                                        Address:

                                        135 S. LaSalle Bank
                                        Suite 1110
                                        Chicago, IL 60603
                                        Attention:  Keith J. Cable
                                        Telecopy:   (312) 904-6242
                                        Telephone:  (312) 904-7621

                                        COOPERATIVE CENTRALE
                                           RAIFFEISEN-BOERENLEENBANK B.A.,
                                           "RABOBANK NEDERLAND," NEW YORK BRANCH

                                        By /s/ Edward J. Peyser
                                           -------------------------------------
                                           Name Edward J. Peyser
                                           Title Managing Director

                                        By /s/ Eric Hurshman
                                           -------------------------------------
                                           Name Eric Hurshman
                                           Title Executive Director

                                        Address:

                                        300 South Wacker Drive
                                        Suite 3500
                                        Chicago, IL 60606
                                        Attention:  Brad Peterson
                                        Telecopy:   (312) 408-8240
                                        Telephone:  (312) 408-8222

                      [Signature Page to Credit Agreement]

                                        "AUSTRALIAN LENDER"

                                        AUSTRALIA AND NEW ZEALAND BANKING
                                           GROUP LIMITED, in its individual
                                           capacity as Australian Lender and as
                                           Australian Agent

                                        By /s/ Steve Breslin
                                           -------------------------------------
                                           Name Steve Breslin
                                           Title Associate Director/ Attorney

                                        Address:

                                        1/20 Martin Place
                                        Sydney NSW 2000
                                        Australia
                                        Attention:  James Arnold/Steve Breslin
                                        Telecopy:   +61 2 9227 1334
                                        Telephone:  +61 2 9227 1348 or
                                                    +61 2 9227 1219

                                        ANZ CAPEL COURT LIMITED, as Australian
                                           Trustee

                                        By /s/ Kirsten Ludlow
                                           -------------------------------------
                                           Name Kirsten Ludlow
                                           Title Attorney

                                        Address:

                                        Level 2
                                        20 Martin Place
                                        Sydney NSW 2000
                                        Australia
                                        Attention:  Kirsten Ludlow
                                        Telecopy:   +61 2 9227 1031
                                        Telephone:  +61 2 9227 1354

                      [Signature Page to Credit Agreement]

                                    EXHIBIT A

                            NOTICE OF PAYMENT REQUEST

                                     [Date]

[Name of Lender]
[Address]

Attention:

         Reference is made to the Credit Agreement, dated as of October 7, 2003, among Penford Corporation, Penford Australia Limited, Penford Holdings Pty. Limited, the Lenders party thereto, Harris Trust and Savings Bank, as Administrative Agent and the other parties named therein (the "Credit Agreement"). Capitalized terms used herein and not defined herein have the meanings assigned to them in the Credit Agreement.

         [The U.S. Borrower has failed to pay Reimbursement Obligation in the amount of $____________. Your U.S. Revolver Percentage of the unpaid Reimbursement Obligation is $___________] or [______________________ has been required to return a payment by the U.S. Borrower of a Reimbursement Obligation in the amount of $_______________. Your U.S. Revolver Percentage of the returned Reimbursement Obligation is $_______________.]

                                        Very truly yours,

                                        HARRIS TRUST AND SAVINGS BANK,
                                          as U.S. L/C Issuer

                                        By _____________________________________
                                          Name__________________________________
                                          Title_________________________________

                                    EXHIBIT B

                               NOTICE OF BORROWING

                                                           Date: _________, 20__

To: Harris Trust and Savings Bank, as Administrative Agent for the Lenders parties to the Credit Agreement dated as of October 7, 2003 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), among Penford Corporation, Penford Australia Limited, Penford Holdings Pty. Limited, certain Lenders which are signatories thereto, Harris Trust and Savings Bank, as Administrative Agent, and the other parties named therein.

Ladies and Gentlemen:

         The undersigned refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.6 of the Credit Agreement, as applicable, of the Borrowing specified below:

                  1. The Business Day of the proposed Borrowing is ___________, ____.

                  2. The aggregate amount of the proposed Borrowing is $______________.

                  3. The Borrowing is being advanced under the [U.S. REVOLVING] [U.S. TERM] Credit.

                  4. The Borrowing is to be comprised of $___________ of [BASE RATE] [EURODOLLAR] Loans.

                  [5.      THE DURATION OF THE INTEREST PERIOD FOR THE
         EURODOLLAR LOANS INCLUDED IN THE BORROWING SHALL BE ____________
         MONTHS.]

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

                  (a) the representations and warranties of the Borrowers contained in Section 5 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); and

                  (b) no Default or Event of Default has occurred and is continuing or would result from such proposed Borrowing.

                                        PENFORD CORPORATION

                                        By______________________________________
                                          Name__________________________________
                                          Title_________________________________

                                    EXHIBIT C
                        NOTICE OF CONTINUATION/CONVERSION

                                                        Date: ____________, 20__

To: Harris Trust and Savings Bank, as Administrative Agent for the Lenders parties to the Credit Agreement dated as of October 7, 2003 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), among Penford Corporation, Penford Australia Limited, Penford Holdings Pty. Limited, certain Lenders which are signatories thereto, Harris Trust and Savings Bank, as Administrative Agent and the other parties named therein.

Ladies and Gentlemen:

         The undersigned refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.6 of the Credit Agreement, as applicable, of the [CONVERSION] [CONTINUATION] of the Loans specified herein, that:

                  1.       The conversion/continuation Date is __________, ____.

                  2. The aggregate amount of the [U.S. REVOLVING] [U.S. TERM] Loans to be [CONVERTED] [CONTINUED] is $______________.

                  3. The Loans are to be [CONVERTED INTO] [CONTINUED AS] [EURODOLLAR] [BASE RATE] Loans.

                  4. [IF APPLICABLE:] The duration of the Interest Period for the [U.S. REVOLVING] [U.S. TERM] Loans included in the [CONVERSION] [CONTINUATION] shall be ________ months.

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed conversion/continuation date, before and after giving effect thereto and to the application of the proceeds therefrom:

                  (a) the representations and warranties of the Borrowers contained in Section 5 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); provided, however, that this condition shall not apply to the conversion of an outstanding Eurodollar Loan to a Base Rate Loan; and

                  (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed [CONVERSION] [CONTINUATION].

                                        PENFORD CORPORATION

                                        By _____________________________________
                                          Name__________________________________
                                          Title_________________________________

                                   EXHIBIT D-1

                                 U.S. TERM NOTE

U.S. $_______________                                         ____________, 20__

         FOR VALUE RECEIVED, the undersigned, PENFORD CORPORATION, a Washington corporation (the "U.S. Borrower"), hereby promises to pay to the order of _________________________ (the "U.S. Lender") at the principal office of Harris Trust and Savings Bank, as Administrative Agent, in Chicago, Illinois, in immediately available funds, the principal sum of ___________________ Dollars ($__________) or, if less, the aggregate unpaid principal amount of all U.S. Term Loans made or maintained by the U.S. Lender to the U.S. Borrower pursuant to the Credit Agreement, in installments in the amounts called for by Section 1.8(a) of the Credit Agreement, commencing on December 31, 2003, together with interest on the principal amount of such U.S. Term Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

         This Note is one of the U.S. Term Notes referred to in the Credit Agreement dated as of October 7, 2003, among the U.S. Borrower, Penford Australia Limited, Penford Holdings Pty. Limited, Harris Trust and Savings Bank, as Administrative Agent, the Lenders party thereto and the other parties named therein (the "Credit Agreement"), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois.

         Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

         The U.S. Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

                                        PENFORD CORPORATION

                                        By______________________________________
                                          Name__________________________________
                                          Title_________________________________

                                   EXHIBIT D-2

                               U.S. REVOLVING NOTE

U.S. $_______________                                         ____________, 20__

         FOR VALUE RECEIVED, the undersigned, PENFORD CORPORATION, a Washington corporation (the "U.S. Borrower"), hereby promises to pay to the order of ____________________ (the "U.S. Lender") on the Revolving Credit Termination Date of the hereinafter defined Credit Agreement, at the principal office of Harris Trust and Savings Bank, as Administrative Agent, in Chicago, Illinois, in immediately available funds, the principal sum of ___________________ Dollars ($__________) or, if less, the aggregate unpaid principal amount of all U.S. Revolving Loans made by the U.S. Lender to the U.S. Borrower pursuant to the Credit Agreement, together with interest on the principal amount of each U.S. Revolving Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

         This Note is one of the U.S. Revolving Notes referred to in the Credit Agreement dated as of October 7, 2003, among the U.S. Borrower, Penford Australia Limited, Penford Holdings Pty. Limited, Harris Trust and Savings Bank, as Administrative Agent, the Lenders party thereto and the other parties named therein (the "Credit Agreement"), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois.

         Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

         The U.S. Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

                                        PENFORD CORPORATION

                                        By______________________________________
                                          Name__________________________________
                                          Title_________________________________

                                   EXHIBIT D-3

                                 U.S. SWING NOTE

U.S. $_____________                                           ____________, 20__

         FOR VALUE RECEIVED, the undersigned, PENFORD CORPORATION, a Washington corporation (the "U.S. Borrower"), hereby promises to pay to the order of ___________________ (the "U.S. Lender") on the Revolving Credit Termination Date of the hereinafter defined Credit Agreement, at the principal office of Harris Trust and Savings Bank, as Administrative Agent, in Chicago, Illinois, in immediately available funds, the principal sum of ________________________ Dollars ($___________) or, if less, the aggregate unpaid principal amount of all U.S. Swing Loans made by the U.S. Lender to the U.S. Borrower pursuant to the Credit Agreement, together with interest on the principal amount of each U.S. Swing Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

         This Note is the U.S. Swing Note referred to in the Credit Agreement dated as of October 7, 2003, among the U.S. Borrower, Penford Australia Limited, Penford Holdings Pty. Limited, the Guarantors party thereto, the Lenders party thereto, Harris Trust and Savings Bank, as Administrative Agent for the Lenders and the other parties named therein (the "Credit Agreement"), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois.

         Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

         The U.S. Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

                                        PENFORD CORPORATION

                                        By______________________________________
                                          Name__________________________________
                                          Title_________________________________

                                    EXHIBIT E

               PENFORD CORPORATION, PENFORD AUSTRALIA LIMITED AND
                          PENFORD HOLDINGS PTY. LIMITED

                             COMPLIANCE CERTIFICATE

To:      Harris Trust and Savings Bank, as
         Administrative Agent under, and the
         Lenders party to, the Credit Agreement
         described below

         This Compliance Certificate is furnished to the Administrative Agent and the Lenders pursuant to that certain Credit Agreement dated as of October 7, 2003, among us, Penford Australia Limited, Penford Holdings Pty. Limited, and the other parties named therein (the "Credit Agreement"). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

         1.       I am the duly elected ____________ of Penford Corporation;

         2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrowers and their Subsidiaries during the accounting period covered by the attached financial statements;

         3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below;

         4. The financial statements required by Section 7.5 of the Credit Agreement and being furnished to you concurrently with this Compliance Certificate are true, correct and complete as of the date and for the periods covered thereby; and

         5. The Schedule I hereto sets forth financial data and computations evidencing the Borrowers' compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

         Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrowers have taken, are taking, or propose to take with respect to each such condition or event:

         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

         The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ______ day of __________________ 20__.

                                        PENFORD CORPORATION, as agent on behalf
                                          of the Borrowers

                                        By______________________________________
                                          Name__________________________________
                                          Title_________________________________

                                   SCHEDULE I
                            TO COMPLIANCE CERTIFICATE

               PENFORD CORPORATION, PENFORD AUSTRALIA LIMITED AND
                          PENFORD HOLDINGS PTY. LIMITED

                             COMPLIANCE CALCULATIONS
                FOR CREDIT AGREEMENT DATED AS OF OCTOBER 7, 2003

                     CALCULATIONS AS OF _____________, 20___

A. Total Senior Funded Debt to EBITDA

   1.   Total Funded Debt                                                         $___________

   2.   Subordinated Debt                                                         $___________

   3.   Line A1 minus A2 (Total Senior Funded Debt)                               $___________

   4.   Net Income for past 4 quarters                                            $___________

   5.   Interest Expense for past 4 quarters                                      $___________

   6.   Income taxes for past 4 quarters                                          $___________

   7.   Depreciation and Amortization Expense for past 4 quarters                 $___________

   8.   Non-cash Loss (Gain) realized on sale/disposition of assets [Loss shall   $___________
        be identified by a positive number; Gains shall be identified by a negative number]

   9.   Sum of Lines A4, A5, A6, A7 and A8 ("EBITDA")                             $___________

   10.  Ratio of Line A3 to A9                                                      ____:1.0

   11.  Line A10 ratio must not exceed                                              ____:1.0

   12.  The Borrowers are in compliance (circle yes or no)                           yes/no

B. Total Funded Debt Ratio (Section 7.22(a))

   1.   Total Funded Debt (Line A1 above)                                         $___________

   2.   EBITDA (Line A9 above)                                                    $___________

   3.   Ratio of Line B1 to B2                                                      ____:1.0

   4.   Line B3 ratio must not exceed                                               ____:1.0

   5. The Borrowers are in compliance (circle yes or no)                             yes/no

C. Fixed Charge Coverage Ratio (Section 7.22(b))

   1.   EBITDA (Line A9 above)                                                    $___________

   2.   Scheduled principal payments due within next 4 quarters                   $___________

   3.   Interest Expense for past 4 quarters paid in cash                         $___________

   4.   Restricted Payments for past 4 quarters made in cash                      $___________

   5.   Income taxes for 4 quarters paid in cash                                  $___________

   6.   Sum of Lines C2, C3, C4, and C5                                           $___________

   7.   Ratio of Line C1 to Line C6                                                 ____:1.0

   8.   Line C7 ratio must not be less than                                         ____:1.0

   9.   The Borrowers are in compliance (circle yes or no)                           yes/no

D. Leverage Ratio (Section 7.22(c))

   1.   Total Funded Debt (Line A1 above)                                         $___________

   2.   Net Worth                                                                 $___________

   3.   Ratio of Line D1 to the sum of Line D1 and D2                               ____:1.0

   4.   Line D3 ratio must not be less than                                         ____:1.0

   5. The Borrowers are in compliance (circle yes or no)                             yes/no

E. Capital Expenditures (Section 7.22(d))

   1.   Year-to-date Capital Expenditures                                         $___________

   2.   Maximum permitted amount                                                  $___________

   3.   The Borrowers are in compliance (circle yes or no)                           yes/no

F. Australian Outstandings

   1.   Revolving loans under the Australian Credit Agreement                     $___________

   2.   Acceptances under the Australian Credit Agreement

   3.   Letters of credit under the relevant Australian Credit Agreement          $___________

   4.   Term loans under the Australian Credit Agreement                          $___________

                                    EXHIBIT F

                         ADDITIONAL GUARANTOR SUPPLEMENT

                                                            ______________, 20__

Harris Trust and Savings Bank, as Administrative
Agent for the Lenders named in the Credit
Agreement dated as of October 7, 2003, among Penford Corporation, Penford Australia Limited,
Penford Holdings Pty. Limited, as the Borrowers, the Guarantors referred to therein, the Lenders from time to time party thereto, the Administrative
Agent and the other parties named therein (the
"Credit Agreement")

Ladies and Gentlemen:

         Reference is made to the Credit Agreement described above. Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the meaning provided therein.

         The undersigned, [NAME OF SUBSIDIARY GUARANTOR], a [JURISDICTION OF INCORPORATION OR ORGANIZATION] hereby elects to be a "Guarantor" for all purposes of the Credit Agreement, effective from the date hereof. The undersigned confirms that the representations and warranties set forth in
Section 5 of the Credit Agreement are true and correct as to the undersigned as of the date hereof and the undersigned shall comply with each of the covenants set forth in Section 7 of the Credit Agreement applicable to it.

         Without limiting the generality of the foregoing, the undersigned hereby agrees to perform all the obligations of a Guarantor under, and to be bound in all respects by the terms of, the Credit Agreement, including without limitation Section 11 thereof, to the same extent and with the same force and effect as if the undersigned were a signatory party thereto.

         The undersigned acknowledges that this Agreement shall be effective upon its execution and delivery by the undersigned to the Administrative Agent, and it shall not be necessary for the Administrative Agent or any Lender, or any of their Affiliates entitled to the benefits hereof, to execute this Agreement or any other acceptance hereof. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Illinois.

                                              Very truly yours,

                                              [NAME OF SUBSIDIARY GUARANTOR]

                                              By _______________________________
                                                Name____________________________
                                                Title___________________________

                                    EXHIBIT G

                            ASSIGNMENT AND ACCEPTANCE

                            Dated _____________, 20__

         Reference is made to the Credit Agreement dated as of October 7, 2003 (the "Credit Agreement") among PENFORD CORPORATION, PENFORD AUSTRALIA LIMITED, PENFORD HOLDINGS PTY. LIMITED, the Lenders (as defined in the Credit Agreement), Harris Trust and Savings Bank, as Administrative Agent for the Lenders (the "Administrative Agent") and the other parties named therein. Terms defined in the Credit Agreement are used herein with the same meaning.

         ______________________________________________________ (the "Assignor")
and _________________________ (the "Assignee") agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a _______% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below), including, without limitation, such percentage interest in the Assignor's Commitments as in effect on the Effective Date and the Loans, if any, owing to the Assignor on the Effective Date and the Assignor's Percentage of any outstanding U.S. L/C Obligations.

                  2. The Assignor (i) represents and warrants that as of the date hereof (A) its U.S. Revolving Credit Commitment is $_______________ and its U.S. Term Loan Commitment is $__________, (B)
         the aggregate outstanding U.S. Dollar Equivalent principal amount of Loans made by it under the Credit Agreement that have not been repaid is $___________ ($____________ of U.S. Revolving Loans and $__________
         of U.S. Term Loans), and a description of the interest rates and interest periods of such Loans is attached as Annex 1 hereto, and (C) the aggregate principal amount of Assignor's Percentage of outstanding U.S. L/C Obligations is $___________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, lien, or encumbrance of any kind; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or its Subsidiary or the performance or observance by any Borrower or its Subsidiary of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

                  3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered to the

         Lenders pursuant to Section 7.5(a) and (b) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (v) specifies as its lending office (and address for notices) the offices set forth beneath its name on the signature pages hereof.

                  4. As consideration for the assignment and sale contemplated in Annex 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in Federal funds an amount agreed upon by the Assignor and the Assignee. It is understood that commitment and/or letter of credit fees accrued to the Effective Date with respect to the interest assigned hereby are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

                  5. The effective date for this Assignment and Acceptance shall be ___________, (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent and, if required, the relevant Borrower.

                  6. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and
         (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  7. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

                  8. In accordance with Section 12.12 of the Credit Agreement, the Assignor and the Assignee request and direct that the Administrative Agent prepare and cause the relevant Borrower to execute and deliver to the Assignee the relevant Notes payable to the Assignee in the amount of its Commitments and new Notes to the Assignor in the amount of its Commitments after giving effect to this assignment.

                  9. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Illinois.

                                       [Assignor Lender]

                                       By __________________________________
                                         Name_______________________________
                                         Title______________________________

                                       [Assignee Lender]

                                       By __________________________________
                                         Name_______________________________
                                         Title______________________________

                                       Lending office (and address for notices):

Accepted and consented this
____ day of _________, 20__

PENFORD CORPORATION, as agent
  on behalf of the Borrowers

By____________________________________
   Name_______________________________
   Title______________________________

Accepted and consented to by the
   Administrative Agent this
____ day of _________, 20__

HARRIS TRUST AND SAVINGS BANK,
   as Administrative Agent

By____________________________________
   Name_______________________________
   Title______________________________

                                    EXHIBIT H

                       U.S. BORROWER'S OPINION OF COUNSEL

                                    EXHIBIT I

                          OPINION OF AUSTRALIAN COUNSEL

                                   SCHEDULE 1

                                   COMMITMENTS

                                                   U.S. REVOLVING      U.S. SWING
                              U.S. TERM LOAN           CREDIT             LINE
      NAME OF LENDER            COMMITMENT           COMMITMENT        COMMITMENT
Harris Trust and Savings       $ 12,500,000         $ 12,500,000       $5,000,000
  Bank

Wells Fargo Bank, N.A.         $  8,750,000         $  8,750,000       $        0

U.S. Bank National             $  6,250,000         $  6,250,000       $        0
  Association

LaSalle Bank National          $  6,250,000         $  6,250,000       $        0
  Association

Rabobank Nederland             $  6,250,000         $  6,250,000       $        0

TOTAL                          $ 40,000,000         $ 40,000,000       $5,000,000

                                  SCHEDULE 6.2

                                  SUBSIDIARIES

                                          JURISDICTION OF        PERCENTAGE
              NAME                         ORGANIZATION          OWNERSHIP                 OWNER
1.   Penford Products Co.                    Delaware               100%                 U.S. Borrower

2.   Penford Holdings Pty. Ltd.          New South Wales,           100%                 U.S. Borrower
                                             Australia

3.   Penford Australia Limited           New South Wales,           100%           Penford Holdings Pty. Ltd.
                                             Australia

4.   Penford New Zealand Limited            New Zealand             100%           Penford Australia Limited

5.   Penford Export Corporation         U.S. Virgin Islands         100%                 U.S. Borrower

                                  SCHEDULE 7.9

                              EXISTING INVESTMENTS

Eoscene Corporation
Plantic Technologies, Ltd.